As filed with the Securities and Exchange Commission on September 15, 2004

                          Registration No. 333-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    |X|
                       Pre-Effective Amendment No. ___                |_|
                      Post-Effective Amendment No. ___                |_|
                        (Check appropriate box or boxes)
                            ________________________

                Exact Name of Registrant as Specified in Charter:

                           WELLS FARGO VARIABLE TRUST

                 Area Code and Telephone Number: (800) 552-9612

           Address of Principal Executive Offices, including Zip Code:
                                525 Market Street
                         San Francisco, California 94163
                           __________________________

                     Name and Address of Agent for Service:

                                C. David Messman
                      c/o Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                         San Francisco, California 94105

                                 With copies to:

                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                                   Suite 5500
                             Washington, D.C. 20006
                           __________________________

It is proposed that this filing will become automatically effective on October 15, 2004 pursuant to Rule 488.



No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                             WELLS FARGO FUNDS TRUST
                              CROSS-REFERENCE SHEET

                           ITEMS REQUIRED BY FORM N-14

NOTICE OF SPECIAL MEETING

PART A

ITEM NO.        PROSPECTUS CAPTION

      1         Cover Page
                Cross-Reference Sheet
                Front Cover Page of Combined Prospectus/Proxy Statement
      2         Table of Contents
      3         Introduction
      4         Summary
                Terms of the Reorganization
                Board Consideration of the Reorganization
                Material U.S. Federal Income Tax Consequences of the Reorganization
                Existing and Pro Forma Capitalizations
      5         Summary
                Terms of the Terminating Strong Advisory Agreement and the Interim Agreement
      6         Summary
                Terms of the Interim of the Sub-Advisory Agreement
      7         Information on Voting
      8         Not Applicable
      9         Not Applicable


PART B

                 STATEMENT OF ADDITIONAL
ITEM NO.         INFORMATION CAPTION

      10         Cover Page
      11         Table of Contents
      12         Incorporation of Documents by Reference in Statement of Additional Information
                 Wells Fargo Variable Trust Statement of Additional Information dated [OCTOBER 15, 2004]
      13         Incorporation of Documents by Reference in Statement of Additional Information
      14         Incorporation of Documents by Reference in Statement of Additional Information Pro-Forma
                 Financial Statements and Schedules

    PART C

   ITEM NOS.
   15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement


THE FOLLOWING ITEMS ARE INCORPORATED BY REFERENCE:

1. From Post-Effective Amendment No. 29 of Strong Opportunity Fund II, Inc. filed April 30, 2004, (SEC File No. 33-45320, 811-6552): the Prospectuses dated May 1, 2004, as supplemented on May 21, 2004, and [SEPTEMBER__, 2004], and SAI dated May 1, 2004. The audited financial statements and related independent auditor's report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Opportunity Fund II. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Opportunity Fund II.

2. From Post-Effective Amendment No. 33 of Strong Variable Insurance Funds, Inc. filed April 30, 2004, (SEC File No. 33-45321, 811-6553): the
     Prospectuses dated May 1, 2004, as supplemented on May 21, 2004, and [SEPTEMBER__, 2004], and SAI dated May 1, 2004. The audited financial statements and related independent auditor's report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Discovery Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Discovery Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II.

                                THE STRONG FUNDS
                            Strong Discovery Fund II
                          Strong Mid Cap Growth Fund II
                         Strong Multi Cap Value Fund II
                           Strong Opportunity Fund II

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 10, 2004

 To the Shareholders of the Strong Funds:


     A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, ("Meeting"). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and to transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

                       PROPOSAL                                         SHAREHOLDERS ENTITLED TO VOTE

Proposal 1: Approval of an Agreement and Plan of                Shareholders of each of the Strong Fund with respect to the
Reorganization, under which substantially all of the            applicable reorganization shown below.
assets of each Strong Fund will be transferred to a
corresponding Wells Fargo Fund as listed below.

STRONG FUND PROPOSED TO BE REORGANIZED INTO THIS                WELLS FARGO ("WFVT") FUND
Strong Discovery Fund II                                        WFVT Discovery Fund (New)
Strong Mid Cap Growth Fund II                                   WFVT Discovery Fund (New)
Strong Multi Cap Value Fund II                                  WFVT Multi Cap Value Fund (New)
Strong Opportunity Fund II                                      WFVT Opportunity Fund (New)

Proposal 2: Approval of an interim advisory agreement.          Shareholders of each of the Strong Funds.

Proposal 3: Approval of an interim sub-advisory agreement.      Shareholders of each of the Strong Funds.

     Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

                         By Order of the Board of Directors of the Strong Funds,


                         Thomas M. Zoeller
                         Vice President

[OCTOBER __, 2004]
Menomonee Falls, WI

                                THE STRONG FUNDS
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

                           WELLS FARGO VARIABLE TRUST
                                525 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 1-800-222-8222

                       COMBINED PROSPECTUS/PROXY STATEMENT
                                [OCTOBER , 2004]


WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

     This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders ("Strong Funds" or "Acquired Funds") should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreement that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Variable Trust ("Wells Fargo Funds" or "Acquiring Funds"). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the "Funds" or, each individually, as a "Fund."

HOW WILL THE REORGANIZATION WORK?

     The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, "Reorganization"), as described in the Agreement and Plan of Reorganization ("Reorganization Plan"), included at Exhibit E, will involve three steps:

o the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

o the PRO RATA distribution of shares of the same or a comparable class ("Class") of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time ("Effective Time") on the business day following the closing date ("Closing Date") of the Reorganization in full redemption of all shares of the Strong Fund; and

o    the liquidation and dissolution of the Strong Fund.

     As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable Class of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors of the Strong Funds ("Board" or "Directors") has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

     The Board has also approved engaging Wells Fargo Funds Management, LLC ("Funds Management") to replace Strong Capital Management, Inc. ("SCM") as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated ("Wells Capital") as interim investment sub-adviser to the Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreement, Wells Capital will sub-advise the Strong Fund beginning shortly after the Meeting and continuing until the closing of the Reorganization. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

o    Prospectuses for the Strong Funds;

o    Annual and Semi-Annual Reports to shareholders of the Strong Funds; and

o Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

     These documents are on file with the SEC.

     The prospectuses, SAIs, and Annual and Semi-Annual Reports of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAI to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also is incorporated by reference and is legally deemed to be part of this document. The prospectuses and the most recent Annual Report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Strong Funds have been previously mailed to shareholders.

     Copies of all of these documents are available upon request without charge by writing to or calling:

     Wells Fargo Funds                               Strong Funds
     P.O. Box 8266                                   P.O. Box 2936
     Boston, MA 02266-8266                           Milwaukee, WI 53201-2936
     1-800-222-8222                                  1-800-368-3863

     You also may view or obtain these documents from the SEC:

In Person:              At the SEC's Public Reference Room in Washington,  D.C.,
                        and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900

By Phone:               1-800-SEC-0330

By Mail:                Public Reference Section
                        Securities and Exchange Commission
                        450 5th Street, N.W.
                        Washington, DC 20549-6009
                        (duplicating fee required)

By E-mail:              publicinfo@sec.gov
                        (duplicating fee required)

By Internet:            www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

o An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

o    You may lose money by investing in the Funds.

                                TABLE OF CONTENTS
                                                                                                               PAGE
INTRODUCTION......................................................................................................5

PROPOSAL 1:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION..................................................5

         Summary..................................................................................................5
         Reasons for the Reorganization...........................................................................5
         Comparison of Current Fees and PRO FORMA Fees............................................................6
         Comparison of Investment Objectives, Principal Investment Strategies and Policies........................7
         Common and Specific Risk Considerations.................................................................11
         Comparison of Account Features and Services.............................................................12
         Comparison of Investment Advisers and Investment Advisory Fees..........................................14
         Other Principal Service Providers.......................................................................16
         Comparison of Business Structures.......................................................................16
         Terms of Reorganization.................................................................................17
         Board Consideration of the Reorganization...............................................................18
         Performance.............................................................................................23
         Material U.S. Federal Income Tax Consequences of the Reorganization.....................................23
         Fees and Expenses of the Reorganization.................................................................25
         Existing and PRO FORMA Capitalization...................................................................25

PROPOSAL 2:  APPROVAL OF INTERIM ADVISORY AGREEMENTS.............................................................26

         Summary.................................................................................................26
         Terms of the Terminating Strong Advisory Agreement and the Interim Agreement............................26
         Approval of the Interim Agreement by the Board..........................................................32

PROPOSAL 3:  APPROVAL OF AN INTERIM SUB-ADVISORY AGREEMENT.......................................................33

         Summary.................................................................................................33
         Terms of the Interim Sub-advisory Agreement.............................................................33
         Approval of the Wells Capital Interim Sub-Advisory Agreement by the Board...............................36

INFORMATION ON VOTING............................................................................................36

OUTSTANDING SHARES...............................................................................................37

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS..................................................................38

ANNUAL MEETING AND SHAREHOLDERS MEETINGS.........................................................................38

DISSENTERS' RIGHTS...............................................................................................39

EXHIBIT A:        EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS.....................................A-1

EXHIBIT B:        COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES............................................B-1

EXHIBIT C:        ADDITIONAL RISKS..............................................................................C-1

EXHIBIT D:        PORTFOLIO MANAGERS............................................................................D-1

EXHIBIT E:        AGREEMENT AND PLAN OF REORGANIZATION..........................................................E-1

EXHIBIT F:        FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT.................................................F-1

EXHIBIT G:        FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT.............................................G-1

                                  INTRODUCTION


     Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation ("SFC") on May 25, 2004 ("Asset Purchase Agreement") to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM's clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds, is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo ") and provider of investment advisory services. SFC's sale of assets is contingent upon shareholder approval of the Reorganization, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and Wells Capital serving as the sub-adviser.


                                   PROPOSAL 1:
               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

     In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board approval conditions (which conditions  were  satisfied by  mid-September,  2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled "Terms of Reorganization" in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, generally in the same or a comparable Class, of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a "reorganization" for U.S. federal income tax purposes, as discussed below under "Material U.S. Federal Income Tax Consequences of the Reorganization." If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

REASONS FOR THE REORGANIZATION

     In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. As the Reorganization of the Strong Funds covered by this Prospectus/Proxy Statement is part of a broader reorganization of the entire Strong Funds complex, the matters and considerations described here were considered in the context of the broader reorganization. Not all of the matters and considerations were relevant to these variable annuity Strong Funds. In reaching the conclusion that the proposed Reorganization is in the best interests of each Strong Fund and its shareholders, the Board considered, among other things:

     1.   The reputation, financial strength and resources of Wells Fargo.

     2. The capabilities, practices, and resources of Funds Management and the other service providers to the Wells Fargo Funds.

     3. The viability of the Strong Funds absent approval of the proposed Reorganization.

     4. The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

     5.   The shareholder services offered by Wells Fargo.

     6. The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

     7. The expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

     8. The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

     9. The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

     10. The anticipated retention by Wells Capital, the sub-adviser to most of the Wells Fargo Funds, of many of Strong's key investment management professionals.

     11. The undertaking by Funds Management and SFC to share equally all of the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

     The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF CURRENT FEES AND PRO FORMA FEES

     The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the PRO FORMA expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of June 30, 2004.

     Two  levels of expense ratios are included in the table:

     a) GROSS EXPENSE RATIO - the total operating expenses of a fund, representing what a shareholder could POTENTIALLY pay if no waivers or expense reimbursements were in place.

     b) NET EXPENSE RATIO - the expense level a shareholder can expect to ACTUALLY pay, taking into account any fee waivers or expense reimbursements to which a fund's adviser has CONTRACTUALLY committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

     The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. FOR THESE SCENARIOS AND A BREAKDOWN OF THE SPECIFIC FEES CHARGED FOR ALL OF THE FUNDS AND MORE INFORMATION ABOUT EXPENSES, PLEASE SEE EXHIBIT A.


---------------------------------------------- ------------------- ------------------------------------- ------------------
          STRONG FUND / SHARE CLASS                 CURRENT                  ACQUIRING FUND /                PRO FORMA
                                                                           UNNAMED SHARE CLASS
---------------------------------------------- --------- --------- ------------------------------------- --------- --------
                                                GROSS     NET                                             GROSS     NET
                                               EXPENSE   EXPENSE                                         EXPENSE   EXPENSE
                                                RATIO    RATIO\1\                                         RATIO    RATIO\2\
---------------------------------------------- --------- --------- ------------------------------------- --------- --------
STRONG DISCOVERY FUND II                        1.22%     1.187%   WFVT DISCOVERY FUND (NEW)              1.22%     1.15%
     INVESTOR CLASS
STRONG MID CAP GROWTH FUND II                   1.49%     1.457%
     INVESTOR CLASS
---------------------------------------------- --------- --------- ------------------------------------- --------- --------
STRONG MULTI CAP VALUE FUND II                  1.51%     1.477%   WFVT MULTI CAP VALUE FUND (NEW)        1.36%     1.14%
     INVESTOR CLASS
---------------------------------------------- --------- --------- ------------------------------------- --------- --------
STRONG OPPORTUNITY FUND II                                         WFVT OPPORTUNITY FUND (NEW)            1.17%     1.07%
     INVESTOR CLASS                             1.42%     1.387%
     ADVISOR CLASS                              1.37%     1.337%
---------------------------------------------- --------- --------- ------------------------------------- --------- --------

1 Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005.
2 Funds Management has contractually agreed to waive fees and/or reimburse expenses through April 30, 2007 to maintain the Net Expense Ratio shown.

     Funds Management has contractually agreed to maintain the PRO FORMA Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period unless terminated, and net expense ratios can only be increased upon approval by the Wells Fargo Funds' Board of Trustees.

     SCM or its affiliates have implemented a voluntary expense waiver for the Strong Funds that reduces the net expenses below a Fund's gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

     In each of the Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In each of the Class Reorganizations, the Acquiring Fund Class is expected to have a PRO FORMA Gross Expense Ratio that is equal to or lower than the Gross Expense Ratio of the corresponding Strong Fund Class.

     For further discussion regarding the Board's consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled "Board Considerations of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON  OF  INVESTMENT  OBJECTIVES,   PRINCIPAL  INVESTMENT  STRATEGIES  AND
POLICIES

     The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (NEW) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have significant assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are substantially similar to those of an Acquired Fund.

     In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

     The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds' Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders' right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

     The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objective and principal strategies are in BOLD TYPE. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found in Exhibit B. You also can find additional information about a specific Fund's investment strategies and investment policies in its SAI. For more complete information, please read this entire document.


          ---------------------- ----------------- ---------------------------------- ----------------------------------------------
               FUND NAMES        OBJECTIVES        PRINCIPAL STRATEGIES               KEY DIFFERENCES
          ---------------------- ----------------- ---------------------------------- ----------------------------------------------
          Strong Discovery       Seeks capital     The Fund may invest 100% of its    o    The WFVT Discovery Fund, like the
          Fund II                growth.           assets in stocks or debt                Strong Discovery Fund II, invests
                                                   securities.  The Fund invests in        principally in stocks or debt
                                                   securities that its managers            securities of small- and
                                                   believe offer attractive                medium-capitalization companies,
                                                   opportunities for growth.  The          whereas the Strong Mid Cap Growth Fund
                                                   Fund may invest up to 25% of its        II invests principally in stocks of
                                                   assets in foreign securities.           medium-capitalization companies.
                                                   The Fund usually invests in a      o    The WFVT Discovery Fund may invest
                                                   diversified portfolio of common         up to 25% of its assets in foreign
                                                   stocks from small- and                  securities through ADRs and similar
                                                   medium-capitalization                   investments, as compared to both the
                                                   companies.  Although the Fund           Strong Discovery Fund II and Strong Mid
                                                   may invest in any economic              Cap Growth Fund II which each may
                                                   sector, at times it may                 invest up to 25% of their assets
                                                   emphasize one or more particular        directly or indirectly in foreign
                                                   sectors.                                securities.
          ---------------------- ----------------- ---------------------------------- ----------------------------------------------
          Strong Mid Cap         Seeks capital     The Fund invests at least 80% of
          Growth Fund II         growth.           its assets in stocks of
                                                   medium-capitalization
                                                   companies   that  the  Fund's
                                                   manager     believes     have
                                                   favorable prospects for above
                                                   average    and    sustainable
                                                   growth  of  earnings   and/or
                                                   revenue.   The  Fund  defines
                                                   "medium-capitalization
                                                   companies" as companies  with
                                                   a    market    capitalization
                                                   substantially similar to that
                                                   of  companies  in the Russell
                                                   Midcap(R)  Index  at the time
                                                   of  investment.  Although the
                                                   Fund may  invest in stocks of
                                                   any economic sector, at times
                                                   it may  emphasize one or more
                                                   particular sectors.  The Fund
                                                   may  invest  up to 25% of its
                                                   assets in foreign securities.
          ---------------------- ----------------- ---------------------------------- ----------------------------------------------
          WFVT DISCOVERY FUND    SEEKS LONG-TERM   THE FUND INVESTS AT LEAST 80% OF
          (NEW)                  CAPITAL           ITS ASSETS IN SECURITIES OF
                                 APPRECIATION.     SMALL- AND MEDIUM-CAPITALIZATION
                                                   COMPANIES, WHICH ARE DEFINED AS
                                                   THOSE WITH MARKET
                                                   CAPITALIZATIONS EQUAL TO OR
                                                   LOWER THAN THE COMPANY WITH THE
                                                   LARGEST MARKET CAPITALIZATION IN
                                                   THE RUSSELL MIDCAP(R) INDEX AT THE
                                                   TIME OF INVESTMENT.  THE FUND
                                                   MAY INVEST UP TO 25% OF ITS
                                                   ASSETS IN FOREIGN SECURITIES
                                                   THROUGH ADRS AND SIMILAR
                                                   INVESTMENTS.
          ---------------------- ----------------- ---------------------------------- ----------------------------------------------

         --------------------- ------------------- ---------------------------------- ---------------------------------------------
              FUND NAMES       OBJECTIVES          PRINCIPAL STRATEGIES               KEY DIFFERENCES
         --------------------- ------------------- ---------------------------------- ---------------------------------------------
         Strong Multi Cap      Seeks long-term     The Fund invests at least 80% of   o    The WFVT Multi Cap Value Fund
         Value Fund II         capital growth.     its assets in common stocks of          invests at least 80% of its assets in
                                                   small-, medium-, and                    equity securities, whereas the Strong
                                                   large-capitalization companies          Multi Cap Value Fund II invests at
                                                   that the Fund's manager believes        least 80% of its assets in common
                                                   are undervalued relative to the         stocks.
                                                   market based on earnings, cash
                                                   flow, or asset value.  The Fund
                                                   may invest up to 30% of its
                                                   assets in foreign securities.
        --------------------- ------------------- ----------------------------------
         WFVT MULTI CAP        SEEKS LONG-TERM     THE FUND INVESTS AT LEAST 80% OF
         VALUE FUND (NEW)      CAPITAL             ITS ASSETS IN EQUITY
                               APPRECIATION.       SECURITIES.   THE   FUND  MAY
                                                   INVEST   UP  TO  30%  OF  ITS
                                                   ASSETS IN FOREIGN SECURITIES.
         --------------------- ------------------- ---------------------------------- ---------------------------------------------

     -------------------------- ------------------ ---------------------------------- ----------------------------------------
            FUND NAMES          OBJECTIVES         PRINCIPAL STRATEGIES               KEY DIFFERENCES
     -------------------------- ------------------ ---------------------------------- ----------------------------------------
     Strong Opportunity Fund    Seeks capital      The Fund invests at least 70% of   o    The two Funds have
     II                         growth             its assets in equity                    substantially similar investment
                                                   securities.  The Fund invests           objectives, principal strategies
                                                   primarily in equity securities          and investment policies, and
                                                   of medium-capitalization                invest in substantially similar
                                                   companies that the Fund's               investments, except that the WFVT
                                                   managers believe are                    Opportunity Fund invests at least
                                                   underpriced, yet have attractive        80% of its assets in equity
                                                   growth prospects.  The Fund may         securities, whereas the Strong
                                                   invest up to 25% of its assets          Opportunity Fund II invests at
                                                   in foreign securities.                  least 70% of its assets in equity
                                                                                           securities.
     -------------------------- ------------------ ----------------------------------
     WFVT OPPORTUNITY FUND      SEEKS LONG-TERM    THE FUND INVESTS AT LEAST 80% OF
     (NEW)                      CAPITAL            ITS ASSETS IN EQUITY
                                APPRECIATION.      SECURITIES.   THE   FUND  MAY
                                                   INVEST   UP  TO  25%  OF  ITS
                                                   ASSETS IN FOREIGN SECURITIES.
     -------------------------- ------------------ ---------------------------------- ----------------------------------------

COMMON AND SPECIFIC RISK CONSIDERATIONS

     Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds are, for the most part, subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and in Exhibit C for the Acquiring Funds. Each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

     ACTIVE TRADING. Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

     DERIVATIVES. When derivatives are used by a Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund's return.

     EQUITY SECURITIES. Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Funds that invest in small- and medium-capitalization companies ("smaller companies") and in foreign investments (including investments made through ADRs and similar investments) are subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies ("larger companies"), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and are less liquid than larger companies' stocks; and smaller companies generally have higher failure rates than larger companies.

     FOREIGN SECURITIES. A Fund's investments in foreign and emerging market securities also are subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

     SECTOR. To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Funds' SAI.

STRONG DISCOVERY FUND II/STRONG MID CAP GROWTH FUND II/WFVT DISCOVERY FUND

     All three of these Funds are primarily subject to the risks associated with active trading, and investments in equity securities, sector investments, and foreign securities, as described above. All of the Funds are subject to the risks associated with investing in smaller companies. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WFVT Discovery Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG MULTI CAP VALUE FUND II/WFVT MULTI CAP VALUE FUND

     Because the WFVT Multi Cap Value Fund will follow substantially similar investment policies and restrictions as the Strong Multi Cap Value Fund II, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, sector investments, smaller companies, and derivatives, as described above. Each Fund is also subject to an express limitation on the amount it may invest in foreign securities (up to 30% of its assets).

STRONG OPPORTUNITY FUND II/WFVT OPPORTUNITY FUND

     Because the WFVT Opportunity Fund will follow substantially similar investment policies and restrictions as the Strong Opportunity Fund II, there are no material differences in the risks associated with investing in the Funds. Both Funds invest in similar securities and have similar risks. Specifically, both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Each Fund is subject to an express limitation on the amount it may invest in foreign securities (up to 25% of its assets).

COMPARISON OF ACCOUNT FEATURES AND SERVICES

     The following compares the distribution arrangements, pricing policies, class structure, purchase and redemption policies, and distribution policies of the Strong Funds and Wells Fargo Funds.

     DISTRIBUTION ARRANGEMENTS. As the principal underwriter for the Strong Funds, Strong Investments, Inc. ("SII") uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. ("Stephens") currently acts, and Wells Fargo Funds Distributor, LLC ("Funds Distributor") has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds and each shall use its best efforts to distribute shares of the Fund on a continuous basis. Both Strong Funds and Wells Fargo Funds shares may be sold through broker-dealers and others who have entered into sales agreements with the principal underwriter. Shares are only offered and sold to the separate accounts of certain insurance companies. Investor Class and Advisor Class shares of the Strong Funds and the shares of the Wells Fargo Funds are offered for sale at the next determined net asset value per share ("NAV"). SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

     The Strong Opportunity Fund II, on behalf of its Advisor Class, has adopted a distribution and service plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Plan was adopted by the Board, including a majority of the Directors who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The Strong Opportunity Fund II is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Advisor Class shares at the annual rate of 0.25% of the Strong Fund's average daily net assets attributable to those shares. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Fund's Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

     The Wells Fargo Funds have  adopted a  distribution  plan (a "Plan")  under
Section 12(b) under the 1940 Act and Rule 12b-1. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Funds pay Wells Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by the Class is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     PRICING POLICIES. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

     The NAV for both the Strong Funds and Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually, 4:00 p.m. Eastern Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund's its assets attributable to that Class, subtracting all its liabilities attributable to that Class, and dividing by the total number of shares outstanding of that Class. Expenses are accrued and applied daily when determining the NAV.

     Equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations. If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund's investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund's NAV if Strong Investor Services, Inc. ("SIS"), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

     The Wells Fargo Funds investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the NOCP, and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. The Wells Fargo Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

     See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

     CLASS STRUCTURE. The Strong Funds may offer up to two share classes (Investor and Advisor), each with a different combination of fees, eligibility requirements and other features. The Wells Fargo Funds offer a single class of shares. You can purchase shares of the Strong Funds and Wells Fargo Funds at the offering price, which is the NAV without an up-front sales charge.

     PURCHASE AND REDEMPTION POLICIES. Only separate accounts established and maintained by insurance companies for purposes of funding variable annuity and variable life insurance contracts may invest in the Strong Funds and Wells Fargo Funds. For instructions on how to direct a separate account to purchase shares in the Fund, please refer to the prospectus of the insurance company's separate account. Sales charges may apply to the variable annuity or variable life insurance contract, which should be described in the prospectus of the insurance company's separate account. Contract owners should refer to the withdrawal or surrender instructions in the prospectus of the separate account for instructions on how to redeem shares.

     On  April  6,  2001,  the  Strong  Discovery  Fund  II  was  closed  to new
participation  agreements.   The  WFVT  Discovery  Fund  will  be  open  to  new
participation agreements.

     For a more information on purchase, redemption, and exchange policies, please see the Strong Funds' prospectuses and SAIs and the Wells Fargo Funds SAIs, which are incorporated by reference into this Prospectus/Proxy Statement.

     DISTRIBUTION POLICIES. To the extent they are available, the Strong Funds and the Wells Fargo Funds make distributions of any net investment income and any net realized capital gains at least annually. Distributions are automatically reinvested in additional shares of the Fund.

     GENERAL. Certain other Wells Fargo Funds services and fees may be different than those of the Strong Funds. For more information, please read the Strong Funds prospectuses and SAIs and the Wells Fargo Funds SAIs, which are incorporated by reference herein.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

     Funds Management, a registered investment adviser, will assume primary investment advisory responsibilities for the New Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving the existing advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $76 billion in mutual fund assets.

     SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund and, in such capacity, is responsible for the day-to-day investment management activities of the Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the transaction contemplated by the Asset Purchase Agreement ("Transaction").

     The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

-------------------------------------------------------------- --------------------------------------
STRONG FUND/ACQUIRING FUND                                     ADVISORY FEE (CONTRACTUAL)
-------------------------------------------------------------- --------------------------------------
Strong Discovery Fund II                                       1.00%\1\

WFVT DISCOVERY FUND (NEW)                                      0.75%   $0 - $499 million
                                                               0.70%   $500 - $999 million
                                                               0.65%   $1 billion - $2.99 billion
                                                               0.625%  $3 billion - $4.99 billion
                                                               0.60%   $5 billion and above
-------------------------------------------------------------- --------------------------------------
Strong Mid Cap Growth Fund II                                  0.75%   $0 - $4 billion
                                                               0.725%  next $2 billion
                                                               0.70%   $6 billion and above

WFVT DISCOVERY FUND (NEW)                                      0.75%   $0 - $499 million
                                                               0.70%   $500 - $999 million
                                                               0.65%   $1 billion - $2.99 billion
                                                               0.625%  $3 billion - $4.99 billion
                                                               0.60%   $5 billion and above
-------------------------------------------------------------- --------------------------------------
Strong Multi Cap Value Fund II                                 0.75%   $0 - $4 billion
                                                               0.725%  next $2 billion
                                                               0.70%   $6 billion and above

WFVT MULTI CAP VALUE FUND (NEW)                                0.75%   $0 - $499 million
                                                               0.70%   $500 - $999 million
                                                               0.65%   $1 billion - $2.99 billion
                                                               0.625%  $3 billion - $4.99 billion
                                                               0.60%   $5 billion and above
-------------------------------------------------------------- --------------------------------------
Strong Opportunity Fund II                                     0.75%   $0 - $4 billion
                                                               0.725%  next $2 billion
                                                               0.70%   $6 billion and above

WFVT OPPORTUNITY FUND (NEW)                                    0.75%   $0 - $499 million
                                                               0.70%   $500 - $999 million
                                                               0.65%   $1 billion - $2.99 billion
                                                               0.625%  $3 billion - $4.99 billion
                                                               0.60%   $5 billion and above
-------------------------------------------------------------- --------------------------------------

1 The Discovery Fund II's advisory fee includes the fee for administrative services in addition to advisory services.

     Wells Capital, a wholly-owned subsidiary of Wells Fargo Bank, and an indirect wholly-owned subsidiary of Wells Fargo will provide sub-advisory services to each of the Acquiring Funds. As of June 30, 2004, Wells Capital provided advisory services for over $___ billion in assets.

OTHER PRINCIPAL SERVICE PROVIDERS


     The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:


                               SERVICE PROVIDERS\1\

SERVICE                       STRONG FUNDS                            WELLS FARGO FUNDS
INVESTMENT ADVISER            Strong Capital Management, Inc.         Wells Fargo Funds Management, LLC
                              P.O. Box 2936                           525 Market Street
                              Milwaukee, WI 53201                     San Francisco, CA 94105


SUB-ADVISER                                                           Wells Capital Management
                                                                      525 Market Street
                                                                      San Francisco, CA 94105

DISTRIBUTOR                   Strong Investments, Inc.                Stephens Inc.\2\
                              P.O. Box 2936                           111 Center Street
                              Milwaukee, WI 53201                     Little Rock, AR  72201

ADMINISTRATOR                 Strong Investor Services, Inc.          Wells Fargo Funds Management, LLC

CUSTODIAN                     State Street Bank and Trust Company     Wells Fargo Bank, N.A.
                                                                      6th Street & Marquette
                                                                      Minneapolis, MN 55479

FUND ACCOUNTANT               Strong Investor Services, Inc.\3\       PFPC, Inc.


TRANSFER AGENT AND DIVIDEND   Strong Investor Services, Inc.          Boston Financial Data Services, Inc.
DISBURSING AGENT

FUND COUNSEL                  Godfrey & Kahn, S.C.                    Morrison & Foerster LLP
                              780 North Water Street                  2000 Pennsylvania Avenue, NW
                              Milwaukee, WI 53202                     Washington, DC 20036

1 If the Proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.
2    Stephens Inc.  currently acts, and Wells Fargo Funds  Distributor,  LLC has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds..
3 Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds' service providers during the first quarter of 2005.

COMPARISON OF BUSINESS STRUCTURES

     Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. The Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and By-laws and applicable Wisconsin law. The Wells Fargo Funds, series of Wells Fargo Variable Trust, are organized as a Delaware statutory trusts and are governed by its Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund's board of directors or trustees and officers.

     Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Variable Trust has different Trustees and Officers than the Directors and Officers of the Strong Funds. For more information about the current Directors and Officers of the Strong Funds and the Trustees and Officers of the Wells Fargo Variable Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

     Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Variable Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Variable Trust's Board of Trustees is able to accomplish without obtaining shareholder approval the which Strong Funds' Board is not able to accomplish without shareholder approval.

     Delaware law provides that shareholders of the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Declaration of Trust provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Variable Trust's Declaration of Trust, the trustees and officers of Variable Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

     Under Wisconsin law and the Strong Funds' Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances involving wrongful conduct by the officers or directors. In addition, each Strong Fund has agreed to indemnify its directors who are not "interested persons," as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund.

     In addition, Section 180.0622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee. Certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

TERMS OF THE REORGANIZATION

     In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, a copy of which is attached as Exhibit E.

     The Reorganization Plan specifies the method of determining the net value of each Acquired Fund's assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

     The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding Class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded
Assets, Excluded Liabilities and Successor Trust are defined in the Reorganization Plan.

     As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, or any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC, relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

     Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund's Excluded Assets may exceed the amount of its Excluded
Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust's trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

     Under applicable state laws, in the event that an Acquired Fund's Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund's directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund's directors against any such personal liability.

     Until the closing of the Transaction (currently expected to occur on or about [DECEMBER 31, 2004]), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund's shareholders. After the closing of the Transaction, however, a party's Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund's shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund's obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about [APRIL 8, 2005]), there is a risk that circumstances may change such that consummation of a fund's Reorganization is no longer believed by a Board to be in the best interests of a participating fund's shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

     Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, INTER ALIA, that each Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, each Reorganization will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds' shareholders. Certain other U.S. federal income tax consequences of the Reorganizations are discussed in detail under the heading "Material U.S. Federal Income Tax Consequences of the Reorganization." The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

BOARD CONSIDERATION OF THE REORGANIZATION

     In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs and Co. to assist in a search for a buyer of SFC's investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC's investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included Funds Management's preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

     In May 2004, the Board retained an independent financial consultant, Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board's independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds' existing distribution arrangements. The Board's independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

     On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board's independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

     After the May meeting, the Board conducted certain reviews with the assistance of the Board's independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the U.S. Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning regulatory matters, (f) certain materials concerning insurance and (g) certain fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

     On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

     During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo and its affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

     Another meeting of the Board, the Board's independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

     The Board and its financial adviser met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that, based on current assumptions, the total annual operating expense ratio reduction to Strong Funds shareholders would be at least $6 million, after giving effect to the proposed reorganizations. The presentation noted that this reduction (which includes the total Fund expense reduction described above) did not include the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed Reorganizations and assuming current asset levels.

     The Board's independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board's independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant's report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo's plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

     Also at the August meeting, in response to the Board's request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on the Fund Management's compliance organization.

     On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the Reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Board's decision was subject to certain conditions. Those conditions were satisfied by mid-September 2004. No member of the Board is an "interested person" (within the meaning of the 1940
Act) of the Strong Funds, SFC or SCM.

     In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i) the Board's desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii) the decision by SFC to sell much of SCM's investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds' current customer call center and other shareholder services;

(iii) Strong and its affiliates' agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo's third-party providers;

(iv) the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall Fund expense ratios through April 30, 2007 (the Board also noted that after that two year period, Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the fund expense reductions that are part of SCM's recent regulatory settlements and that certain funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v)     the  investment  management  fee and other fees paid by the Wells  Fargo
        Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi) the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii) the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments--for more information on this consideration see "Gross and Net Operating Expense Ratios of the Funds" below;

(viii) the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued substantial outflows from the Funds since September 2003, and the continued departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix) that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)     the apparent lack of favorable alternatives;

(xi)    the  terms  and  conditions  of  the   Reorganization  and  whether  the
        Reorganization would result in dilution of shareholder interests;

(xii) the potential benefits to Strong Funds' shareholders resulting from the Strong Funds' access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii) the Board's understanding of Wells Fargo's plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders' ability to hold fund shares, after the Reorganization, in "no transaction fee" platforms.

(xiv) the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv) the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi) the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)  the reputation, financial strength and resources of Wells Fargo;

(xviii) the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix) the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)    the shareholder services offered by Wells Fargo;

(xxi) the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii) that the expenses of the Reorganization would not be borne by Strong Funds' shareholders; and

(xxiii) the expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

     Some of the above factors, which served as the basis for the Board's determination to approve the Reorganization, are discussed in greater detail below.

     As the Reorganization of the Strong Funds covered by this Prospectus/Proxy Statement is part of a broader reorganization of the entire Strong Funds complex, the matters and considerations described here were considered in the context of the broader reorganization. Not all of the matters and considerations were relevant to these variable annuity Strong Funds.

     o    GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

     Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable. Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include liquidation.

     o    WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

     With over $76 billion in assets under management, as of June 30, 2004, Wells Fargo Funds is the 28th largest fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to Fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

     o    GREATER ECONOMIES OF SCALE

     Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of Fund assets. In addition, as a result of the Reorganization, certain Funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

     o    PORTFOLIO MANAGEMENT

     Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, all cap value, all cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the Strong Funds as employees of Wells Capital, rather than as employees of SCM.

     o    COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

     As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Acquiring Fund and corresponding Strong Fund generally has compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment except as described in the comparison section. Further, the continuation of the portfolio management teams for the Strong Discovery Fund II, Strong Multi Cap Value Fund II, and Strong Opportunity Fund II as the management teams of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

     o    COMPARATIVE PERFORMANCE

     Shareholders can consult the chart under the heading "Performance" in this Prospectus/Proxy Statement for Fund specific performance comparisons. In the Reorganizations involving the Strong Discovery Fund II, Strong Multi Cap Value Fund II, and Strong Opportunity Fund II, the Acquiring Fund will assume the financial history, including the performance history, of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

     o    GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

     The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and, noted the potential for future savings and reductions. For each Reorganization, the Acquiring Fund has a lower net operating expense ratio than the Strong Fund.

     o    TAX-FREE REORGANIZATION

     The Board also considered the expectation that the Reorganizations will be treated as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquiring Funds, the Acquired Funds or their shareholders. Regardless of whether the Reorganizations so qualifies, holders of Acquired Fund shares through variable annuity and life insurance contracts will not be affected by the Reorganizations for such purposes.

     o    EXPENSES OF THE REORGANIZATION

     Funds Management and SFC share equally all of the costs of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

PERFORMANCE

     The following table shows the average annual total returns of the Strong Funds and the Acquiring Funds for 1, 5 and 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WFVT Discovery Fund, WFVT Strong Multi Cap Value Fund, and WFVT Opportunity Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization. For more information regarding the total returns of each of the Acquiring Funds, see your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower.

--------------------------------------------------- -------------- ---------- ---------------------
                                                                                   10-YEAR OR
 FUND/CLASS (INCEPTION DATE)                           1-YEAR       5-YEAR       SINCE INCEPTION
--------------------------------------------------- -------------- ---------- ---------------------
Strong Mid Cap Growth Fund II (12-31-96)
--------------------------------------------------- -------------- ---------- ---------------------
     Investor Class(1) (12-31-96)                      17.50%       -4.92%           6.95%
--------------------------------------------------- -------------- ---------- ---------------------
Strong Discovery Fund II/
WFVT DISCOVERY FUND (5-8-92)
--------------------------------------------------- -------------- ---------- ---------------------
     Investor Class (5-8-92)                           30.09%        9.35%           9.80%
--------------------------------------------------- -------------- ---------- ---------------------

--------------------------------------------------- -------------- ---------- ---------------------
Strong Multi Cap Value Fund II/
WFVT MULTI CAP VALUE FUND (10-10-97)
--------------------------------------------------- -------------- ---------- ---------------------
     Investor Class(1) (10-10-97)                      26.71%        1.80%           2.81%
--------------------------------------------------- -------------- ---------- ---------------------

--------------------------------------------------- -------------- ---------- ---------------------
Strong Opportunity Fund II/
WFVT OPPORTUNITY FUND (5-8-92)
--------------------------------------------------- -------------- ---------- ---------------------
     Investor Class (5-8-92)                           28.33%        4.76%          12.63%
--------------------------------------------------- -------------- ---------- ---------------------

(1) From time to time, the Strong Mid Cap Growth Fund II's and Strong Multi Cap Value Fund II's performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when a Fund's asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

     Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     QUALIFICATION  OF  THE  REORGANIZATIONS  AS  "REORGANIZATIONS"   UNDER  THE
     INTERNAL REVENUE CODE

     The obligation of Strong Funds and Wells Fargo Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that the Reorganization will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

     o Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

     o An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Acquired Fund shares pursuant to the Reorganization.

     o    An   Acquired   Fund   shareholder's   aggregate   tax  basis  in  the
          corresponding   Acquiring  Fund  shares   received   pursuant  to  the
          Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

     o An Acquired Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

     o An Acquiring Fund's tax basis in an Acquired Fund's assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the Acquired Fund held such assets.

However, holders of shares of an Acquired Fund through variable annuity and life insurance contracts will not be affected for U.S. federal income tax purposes by the Reorganization, regardless of whether the Reorganization qualifies as a "reorganization" for such purposes.

     The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds' certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

     STATUS AS A REGULATED INVESTMENT COMPANY

     Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

U.S. FEDERAL INCOME TAXATION OF AN INVESTMENT IN AN ACQUIRING FUND

     The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund and is not intended as a substitute for careful tax planning. You should consult your own tax advisor with respect to your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information. You also should review the prospectus and other information provided to you from your Participating Insurance Company regarding the federal income taxation of your Variable Annuity ("VA") Contract or Variable Life Insurance ("VLI") Policy.

     As described by your Participating Insurance Company, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in an Acquiring Fund through your VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the separate accounts of the Participating Insurance Companies, which maintain and invest net proceeds from VA Contracts and VLI Policies, must be adequately diversified. Each Acquiring Fund intends to be operated in a manner so that a separate account investing in Acquiring Fund shares on behalf of a holder of a VA Contract or VLI Policy will be adequately diversified.

FEES AND EXPENSES OF THE REORGANIZATION

     All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

EXISTING AND PRO FORMA CAPITALIZATIONS

     STRONG DISCOVERY FUND II/ STRONG MID CAP GROWTH FUND II/WFVT DISCOVERY FUND

     The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Mid Cap Growth Fund II, and the Investor Class shares of the Strong Discovery Fund II, (ii) the unaudited PRO FORMA combined capitalization of the WFVT Discovery Fund assuming each Reorganization has taken place, and (iii) unaudited PRO FORMA combined capitalization of the WFVT Discovery Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                 TOTAL          SHARES       NET ASSET VALUE
FUND                                          NET ASSETS      OUTSTANDING         PER SHARE
-------------------------------------------- -------------- ---------------- -------------------
Strong Discovery Fund II
INVESTOR CLASS                                 $92,546,515        6,929,169        $13.36
Strong Mid Cap Growth Fund II
INVESTOR CLASS                                 193,621,426       13,354,106         14.50
PRO FORMA-WFVT Discovery Fund (1)               92,546,515        6,929,169         13.36
PRO FORMA-WFVT Discovery Fund (2)              193,621,426       13,354,106         14.50
PRO FORMA-WFVT Discovery Fund (3)              286,167,941       21,426,047         13.36

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DISCOVERY FUND II INTO THE INVESTOR CLASS SHARES OF THE WFVT DISCOVERY FUND.
(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MID CAP GROWTH FUND II INTO THE INVESTOR CLASS SHARES OF THE WFVT DISCOVERY FUND.
(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG DISCOVERY FUND II AND THE STRONG MID CAP GROWTH FUND II INTO THE INVESTOR CLASS SHARES OF THE WFVT DISCOVERY FUND.

     STRONG MULTI CAP VALUE FUND II/ WFVT MULTI CAP VALUE FUND

     The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Multi Cap Value Fund II and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WFVT Multi Cap Value Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                         TOTAL          SHARES       NET ASSET VALUE
FUND                                                  NET ASSETS     OUTSTANDING          PER SHARE
--------------------------------------------------- -------------- ----------------- -------------------
Strong Multi Cap Value Fund II
INVESTOR CLASS                                        $24,905,985     2,409,841            $10.34
PRO FORMA-WFVT Multi Cap Value Fund (1)                24,905,985     2,409,841             10.34

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MULTI CAP VALUE FUND II INTO THE INVESTOR CLASS SHARES OF THE WFVT MULTI CAP VALUE FUND.

     STRONG OPPORTUNITY FUND II/ WFVT OPPORTUNITY FUND

     The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Advisor Class shares of the Strong Opportunity Fund II and (ii) the unaudited PRO FORMA combined capitalization of the Investor Class shares of the WFVT Opportunity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                     TOTAL                            NET ASSET VALUE
FUND                                              NET ASSETS      SHARES OUTSTANDING       PER SHARE
-------------------------------------------- -------------------- ------------------- -------------------
Strong Opportunity Fund II
INVESTOR CLASS                                 $1,028,141,617         49,768,629           $20.66
ADVISOR CLASS                                      86,676,831          4,226,512            20.51
Pro Forma-WFVT Opportunity Fund(1)              1,114,818,447         53,964,343            20.66

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF THE STRONG OPPORTUNITY FUND II INTO THE INVESTOR CLASS SHARES OF THE WFVT OPPORTUNITY FUND.

                                   PROPOSAL 2:
                    APPROVAL OF AN INTERIM ADVISORY AGREEMENT

SUMMARY

     At the closing of the Transaction, which is expected to occur on or about [DECEMBER 31, 2004], the existing investment advisory agreement between the Strong Funds and SCM ("Strong Advisory Agreement") will terminate. In August 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management ("Interim Agreement"), a form of which is included in this Prospectus/Proxy Statement as Exhibit F, which, if approved by shareholders, would become effective at the closing of the Transaction contemplated by the Asset Purchase Agreement and continue through the closing of the Reorganization ("Interim Period"). On September __, 2004, the Board approved certain compliance policies and procedures of Funds Management.

TERMS OF THE TERMINATING STRONG ADVISORY AGREEMENT AND THE INTERIM AGREEMENT

     Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not "interested persons" of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

     The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement was last submitted to shareholder vote, and the advisory fee under the Strong Advisory Agreement.

-------------------------------------------------- ------------------------ -------------------------- --------------
CORPORATION/STRONG FUND                            DATE OF STRONG             DATE LAST APPROVED BY    ADVISORY FEE
                                                   ADVISORY AGREEMENT             SHAREHOLDERS
-------------------------------------------------- ------------------------ -------------------------- --------------
Strong Opportunity Fund II, Inc.
-------------------------------------------------- ------------------------ -------------------------- --------------
     Strong Opportunity Fund II                      July 23, 2001              July 20, 2001             0.75%\1\
------------------------------------------------------------------------------------------------------ --------------
Strong Variable Insurance Funds, Inc.
-------------------------------------------------- ------------------------ -------------------------- --------------
     Strong Discovery Fund II                        May 1, 1995                April 13, 1995            1.00%\2\
-------------------------------------------------- ------------------------ -------------------------- --------------
     Strong Mid Cap Growth Fund II                   July 23, 2001              July 20, 2001             0.75%\1\
-------------------------------------------------- ------------------------ -------------------------- --------------
     Strong Multi Cap Value Fund II                  July 23, 2001              July 20, 2001             0.75%\1\
-------------------------------------------------- ------------------------ -------------------------- --------------

1 0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.
2    For this Fund, the advisory and administration fees are combined.

     We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. The revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund's net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Discovery Fund II, the form of the investment advisory agreement was changed to allow for the future conversion of the Fund to a series Fund, which later occurred, and a provision was added that expressly allowed SCM to delegate some or all of its services, subject to any necessary shareholder approval, to a sub-adviser.

     The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to the then-current waivers and reimbursements.

     The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

------------------------------------------------------------ -------------- ------------------- ------------------- ----------
CORPORATION/STRONG FUND                                      ADVISORY       ADMINISTRATION        TRANSFER AGENT      12B-1
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
Strong Opportunity Fund II, Inc.
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
     Strong Opportunity Fund II                                 $7,392,593            $383,595          $1,805,718       $121
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
Strong Variable Insurance Funds, Inc.
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
     Strong Discovery Fund II                                      857,275                  --             936,284          --

------------------------------------------------------------ -------------- ------------------- ------------------- ----------
     Strong Mid Cap Growth Fund II                               1,388,540             358,640           2,021,415          --
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
     Strong Multi Cap Value Fund II                                128,598              20,883              98,636          --
------------------------------------------------------------ -------------- ------------------- ------------------- ----------
                             Aggregate Total for all Funds:     $9,767,006            $763,118          $4,862,053       $121
------------------------------------------------------------ -------------- ------------------- ------------------- ----------

     If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds' service providers during the first quarter of 2005.

     The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. APPROVAL OF THE INTERIM AGREEMENT WILL NOT RESULT IN AN INCREASE IN THE ADVISORY FEE CHARGED TO ANY STRONG FUND DURING THE INTERIM PERIOD. If the Interim Agreement is approved, Funds Management will be entitled receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement.

     Funds  Management  is  located  at  525  Market  Street,  12th  Floor,  San
Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. No officers or directors/trustees of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.

OFFICERS - NAME             POSITION AT FUNDS MANAGEMENT                      PRINCIPAL OCCUPATION
Karla M. Rabusch            Director, President and Chief Executive Officer   Same as position at Funds Management
C. David Messman            Director, Senior Vice President and Secretary     Same as position at Funds Management
Stacie D. DeAngelo          Senior Vice President and Chief Operating         Same as position at Funds Management
                            Officer
Kenneth L. Niewald          Vice President, Chief Financial Officer and       Same as position at Funds Management
                            Treasurer
Andrew N. Owen              Director and Senior Vice President                Same as position at Funds Management
Dorothy A. Peters           Chief Compliance Officer                          Same as position at Funds Management


OWNERS - NAME, RELATIONSHIP TO FUNDS MANAGEMENT AND ADDRESS

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

     Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives as certain Strong Funds. The chart below lists certain required information about such funds. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.


------------------------------------------ ------------------ ------------------------------ ----------------------------------
             NAME OF FUND(1)                 ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)        NET OPERATING EXPENSE RATIO
                                             (IN MILLIONS)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
C&B Large Cap Value Fund                   28.0               $0 - 499M        0.750%        Class A              1.20%(11)
                                                              $500M - 999M     0.700%        Class B              1.95%(11)
                                                              $1B - 2.99B      0.650%        Class C              1.95%(11)
                                                              $3B - 4.99B      0.625%        Class D              1.20%(11)
                                                              >$5B             0.600%        Institutional Class  0.95%(11)
                                                                                             Select Class         0.70%(11)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
C&B Mid Cap Value Fund                     542.0              $0 - 499M        0.750%        Class A              1.40%(11)
                                                              $500M - 999M     0.700%        Class B              2.15%(11)
                                                              $1B - 2.99B      0.650%        Class C              2.15%(11)
                                                              $3B - 4.99B      0.625%        Class D              1.25%(11)
                                                              >$5B             0.600%        Institutional Class  1.15%(11)
                                                                                             Select Class         0.90%(11)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
C&B Tax-Managed Value Fund                 17.0               $0 - 499M        0.750%        Class A              1.20%(11)
                                                              $500M - 999M     0.700%        Class B              1.95%(11)
                                                              $1B - 2.99B      0.650%        Class C              1.95%(11)
                                                              $3B - 4.99B      0.625%        Class D              1.20%(11)
                                                              >$5B             0.600%        Institutional Class  0.95%(11)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Diversified Bond Fund                      185.1                               0.580%(4)     Institutional Class  0.70%(8)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Diversified Equity Fund                    1,442.7                             0.790%(4)     Class A              1.25%(5)
                                                                                             Class B              2.00%(5)
                                                                                             Class C              2.00%(5)
                                                                                             Institutional Class  1.00%(5)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Diversified Small Cap Fund                 442.4                               0.840%(4)     Institutional Class  1.20%(5)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Equity Income Fund                         1,186.1            $0 - 499M        0.750%        Class A              1.10%(10)
                                                              $500M - 999M     0.700%        Class B              1.85%(10)
                                                              $1B - 2.99B      0.650%        Class C              1.85%(10)
                                                              $3B - 4.99B      0.625%        Institutional Class  0.85%(5)
                                                              >$5B             0.600%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Growth Equity Fund                         556.6                               1.030%(4)     Class A              1.50%(5)
                                                                                             Class B              2.25%(5)
                                                                                             Class C              2.25%(5)
                                                                                             Institutional Class  1.25%(5)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Growth Fund                                172.9              $0 - 499M        0.750%        Class A              1.25%(10)
                                                              $500M - 999M     0.700%        Class B              2.00%(10)
                                                              $1B - 2.99B      0.650%        Institutional Class  1.00%(10)
                                                              $3B - 4.99B      0.625%
                                                              >$5B             0.600%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
International Equity Fund                  350.7              $0 - 499M        0.950%        Class A              1.50%(5)
                                                              $500M - 999M     0.900%        Class B              2.25%(5)
                                                              $1B - 2.99B      0.850%        Class C              2.25%(5)
                                                              $3B - 4.99B      0.825%        Institutional Class  1.25%(5)
                                                              >$5B             0.800%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Large Cap Appreciation Fund                24.5               $0 - 999M        0.700%        Class A              1.25%(5)
                                                              $1B - 2.99B      0.650%        Class B              2.00%(5)
                                                              $3B - 4.99B      0.625%        Class C              2.00%(5)
                                                              >$5B             0.600%        Institutional Class  1.00%(5)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Large Cap Value Fund                       3.1                $0 - 499M        0.750%        Class A              1.25%(5)
                                                              $500M - 999M     0.700%        Class B              2.00%(5)
                                                              $1B - 2.99B      0.650%        Class C              2.00%(5)
                                                              $3B - 4.99B      0.625%        Institutional Class  1.00%(5)
                                                              >$5B             0.600%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Large Company Growth Fund                  2,827.8            $0 - 499M        0.750%        Class A              1.20%(10)
                                                              $500M - 999M     0.700%        Class B              1.95%(5)
                                                              $1B - 2.99B      0.650%        Class C              1.95%(5)
                                                              $3B - 4.99B      0.625%        Institutional Class  0.95%(5)
                                                              >$5B             0.600%        Select Class         0.75%(5)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Montgomery Emerging Markets Focus Fund     180.5              $0 - 499M        1.100%        Class A              1.90%(5)
                                                              $500M - 999M     1.050%        Class B              2.65%(5)
                                                              $1B - 2.99B      1.000%        Class C              2.65%(5)
                                                              $3B - 4.99B      0.975%        Institutional Class  1.60%(5)
                                                              >$5B             0.950%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Montgomery Institutional Emerging          94.3               $0 - 499M        1.100%        Select Class         1.25%(5)
Markets Fund                                                  $500M - 999M     1.050%
                                                              $1B - 2.99B      1.000%
                                                              $3B - 4.99B      0.975%
                                                              >$5B             0.950%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Montgomery Mid Cap Growth Fund             106.2              $0 - 499M        0.750%        Class A
                                                              $500M - 999M     0.700%        1.45%(5),(12)
                                                              $1B - 2.99B      0.650%        Class B
                                                              $3B - 4.99B      0.625%        2.20%(5),(13)
                                                              >$5B             0.600%        Class C
                                                                                             2.20%(5),(13)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Montgomery Small Cap Fund                  82.2               $0 - 499M        0.900%        Class A              1.40%(10)
                                                              $500M - 999M     0.850%        Class B              2.15%(10)
                                                              $1B - 2.99B      0.800%        Class C              2.15%(10)
                                                              $3B - 4.99B      0.775%        Institutional Class  1.20%(5)
                                                              >$5B             0.750%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Outlook 2010 Fund                          195.1              $0 - 499M        0.650%        Class A              1.25%(6)
                                                              $500M - 999M     0.600%        Class B              2.00%(6)
                                                              $1B - 2.99B      0.550%        Class C              2.00%(6)
                                                              $3B - 4.99B      0.525%        Institutional Class  0.95%(6)
                                                              >$5B             0.500%        Select Class         0.75%(6)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Outlook 2020 Fund                          302.0              $0 - 499M        0.650%        Class A              1.25%(6)
                                                              $500M - 999M     0.600%        Class B              2.00%(6)
                                                              $1B - 2.99B      0.550%        Class C              2.00%(6)
                                                              $3B - 4.99B      0.525%        Institutional Class  0.95%(6)
                                                              >$5B             0.500%        Select Class         0.75%(6)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Outlook 2030 Fund                          190.8              $0 - 499M        0.650%        Class A              1.25%(6)
                                                              $500M - 999M     0.600%        Class B              2.00%(6)
                                                              $1B - 2.99B      0.550%        Class C              2.00%(6)
                                                              $3B - 4.99B      0.525%        Institutional Class  0.95%(6)
                                                              >$5B             0.500%        Select Class         0.75%(6)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Outlook 2040 Fund                          234.4              $0 - 499M        0.650%        Class A              1.25%(6)
                                                              $500M - 999M     0.600%        Class B              2.00%(6)
                                                              $1B - 2.99B      0.550%        Class C              2.00%(6)
                                                              $3B - 4.99B      0.525%        Institutional Class  0.95%(6)
                                                              >$5B             0.500%        Select Class         0.75%(6)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Outlook Today Fund                         88.6               $0 - 499M        0.650%        Class A              1.25%(6)
                                                              $500M - 999M     0.600%        Class B              2.00%(6)
                                                              $1B - 2.99B      0.550%        Class C              2.00%(6)
                                                              $3B - 4.99B      0.525%        Institutional Class  0.95%(6)
                                                              >$5B             0.500%        Select Class         0.75%(6)
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Overseas Fund                              0.0                $0 - 499M        0.950%        Class A              1.50%(5)
                                                              $500M - 999M     0.900%
                                                              $1B - 2.99B      0.850%
                                                              $3B - 4.99B      0.825%
                                                              >$5B             0.800%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
SIFE Specialized Financial Services Fund   512.8              $0 - 499M        0.950%        Class A              1.35%(5)
                                                              $500M - 999M     0.900%        Class B              2.10%(5)
                                                              $1B - 2.99B      0.850%        Class C              2.10%(5)
                                                              $3B - 4.99B      0.825%
                                                              >$5B             0.800%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Small Cap Growth Fund                      164.1              $0 - 499M        0.900%        Class A              1.45%(10)
                                                              $500M - 999M     0.850%        Class B              2.20%(10)
                                                              $1B - 2.99B      0.800%        Class C              2.20%(10)
                                                              $3B - 4.99B      0.775%        Institutional Class  1.20%(10)
                                                              >$5B             0.750%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Small Cap Opportunities Fund               521.1              $0 - 499M        0.900%        Institutional Class  1.20%(5)
                                                              $500M - 999M     0.850%
                                                              $1B - 2.99B      0.800%
                                                              $3B - 4.99B      0.775%
                                                              >$5B             0.750%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Small Company Growth Fund                  526.2              $0 - 499M        0.900%        Class A              1.45%(5)
                                                              $500M - 999M     0.850%        Class B              2.20%(5)
                                                              $1B - 2.99B      0.800%        Class C              2.20%(5)
                                                              $3B - 4.99B      0.775%        Institutional Class  1.20%(5)
                                                              >$5B             0.750%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Small Company Value Fund                   91.6               $0 - 499M        0.900%        Class A              1.45%(5)
                                                              $500M - 999M     0.850%        Class B              2.20%(5)
                                                              $1B - 2.99B      0.800%        Class C              2.20%(5)
                                                              $3B - 4.99B      0.775%        Institutional Class  1.20%(5)
                                                              >$5B             0.750%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Specialized Health Sciences Fund           34.9               $0 - 499M        0.950%        Class A              1.65%(5)
                                                              $500M - 999M     0.900%        Class B              2.40%(5)
                                                              $1B - 2.99B      0.850%        Class C              2.40%(5)
                                                              $3B - 4.99B      0.825%
                                                              >$5B             0.800%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
Specialized Technology Fund                158.0              $0 - 499M        1.050%        Class A              1.75%(10)
                                                              $500M - 999M     1.000%        Class B              2.50%(5)
                                                              $1B - 2.99B      0.950%        Class C              2.50%(5)
                                                              $3B - 4.99B      0.925%
                                                              >$5B             0.900%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
WealthBuilder Growth & Income Portfolio    93.0               $0 - 999M        0.350%                             1.50%(8)
                                                              $1B - 4.99B      0.325%
                                                              >$5B             0.300%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
WealthBuilder Growth Balanced Portfolio    271.2              $0 - 999M        0.350%                             1.50%(8)
                                                              $1B - 4.99B      0.325%
                                                              >$5B             0.300%
------------------------------------------ ------------------ ------------------------------ ----------------------------------
WealthBuilder Growth Portfolio             111.6              $0 - 999M        0.350%                             1.50%(8)
                                                              $1B - 4.99B      0.325%
                                                              >$5B             0.300%
------------------------------------------ ------------------ ------------------------------ ----------------------------------

1 Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.
2    Total assets as of June 30, 2004.
3 The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.
4 Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.
5 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense ratio.
6 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.
7 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.
8 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.
9 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.
10 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.
11 Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.
12 Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%
13 Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%.

     The Wells Fargo Funds Board has adopted a dormant "multi-manager" structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds
Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Wells Fargo Funds Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds' own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

APPROVAL OF THE INTERIM AGREEMENT BY THE BOARD

     In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital Management, Inc. ("Wells Capital") will employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM AGREEMENT BETWEEN YOUR FUND AND FUNDS MANAGEMENT.


                                   PROPOSAL 3:
                   APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT

SUMMARY

     In August, 2004, the Board unanimously voted to approve for each Strong Fund interim investment sub-advisory agreement, a form of which is included in this Prospectus/Proxy Statement as Exhibit G, between Funds Management and Wells Capital, which, if approved by shareholders, would be effective during the Interim Period.

     Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

TERMS OF THE INTERIM SUB-ADVISORY AGREEMENT

     Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market
Street, 10th Floor, San Francisco, CA 94150. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or directors/trustees of the Strong Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.

OFFICERS - NAME                POSITION AT WELLS CAPITAL                  PRINCIPAL OCCUPATION
Robert W. Bissell              Director and President                     Same as position at Wells Capital
Kirk Hartman                   Executive Vice President,                  Same as position at Wells Capital
                               Chief Investment Officer
William L. Timoney             Executive Vice President,                  Same as position at Wells Capital
                               Client Services
Amru A. Khan                   Executive Vice President,                  Same as position at Wells Capital
                               Sales and Marketing
David O'Keefe                  Chief Financial Officer                    Same as position at Wells Capital
Thomas M. O'Malley             Executive Vice President,                  Same as position at Wells Capital
                               Short Duration/Liquidity Management
James W. Paulsen               Executive Vice President,                  Same as position at Wells Capital
                               Chief Investment Strategist
Monica W. Poon                 Chief Compliance Officer                   Same as position at Wells Capital
William C. Stevens             Senior Vice President, Chief Fixed         Same as position at Wells Capital
                               Income Officer

OWNERS - NAME, RELATIONSHIP TO WELLS CAPITAL AND ADDRESS

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

     Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

-------------------------------------------------
FUND ASSETS                        FEE
-------------------------------------------------
$0-200 million                    0.35%
Over $200 million                 0.30%
-------------------------------------------------

     Wells Capital serves as the sub-adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Wells Capital. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

---------------------------------- ----------------- --------------------------------- -----------------------------
         NAME OF FUND(1)            ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)       WAIVERS/REIMBURSEMENTS
                                    (IN MILLIONS)
---------------------------------- ----------------- --------------------------------- -----------------------------
100% Treasury Money Market Fund        3,371.9       $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Asset Allocation Fund                  1,161.5       $0 - 1B          0.15%                       0.00%
                                                     >$1B             0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
California Limited Term Tax-Free       90.2          $0-400M          0.15%                       0.00%
Fund                                                 $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
California Tax-Free Fund               520.6         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
California Tax-Free Money Market       2,537.5       $0-1B            0.05%                       0.00%
Fund                                                 >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
California Tax-Free Money Market       477.2                          0.00%                       0.00%
Trust
---------------------------------- ----------------- --------------------------------- -----------------------------
Cash Investment Money Market Fund      13,811.9      $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Colorado Tax-Free Fund                 103.0         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Equity Income Fund                     1,186.1       $0-200M          0.25%                       0.00%
                                                     $200M-400M       0.20%
                                                     >$400M           0.15%
---------------------------------- ----------------- --------------------------------- -----------------------------
Government Money Market Fund           9,357.8       $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Growth Fund                            172.9         $0-200M          0.25%                       0.00%
                                                     $200M-400M       0.20%
                                                     >$400M           0.15%
---------------------------------- ----------------- --------------------------------- -----------------------------
Growth Balanced Fund                   1,955.1                        0.05%                       0.00%
---------------------------------- ----------------- --------------------------------- -----------------------------
Income Fund                            334.5         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Income Plus Fund                       73.9          0-400M           0.20%                       0.00%
                                                     400-800M         0.175%
                                                     >$800M           0.15%
---------------------------------- ----------------- --------------------------------- -----------------------------
Index Allocation Fund                  82.4          $0 - 1B          0.15%                       0.00%
                                                     >$1B             0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Inflation-Protected Bond Fund          70.4          $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Intermediate Government Income         650.0         $0-400M          0.15%                       0.00%
Fund                                                 $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
International Equity Fund              350.7         $0-200M          0.35%                       0.00%
                                                     >$200M           0.25%
---------------------------------- ----------------- --------------------------------- -----------------------------
Limited Term Government Income         197.2         $0-400M          0.15%                       0.00%
Fund                                                 $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Liquidity Reserve Money Market         1,779.4       $0-1B            0.05%                       0.00%
Fund                                                 >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Minnesota Money Market Fund            94.6          $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Minnesota Tax-Free Fund                195.9         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Moderate Balanced Fund                 553.6                          0.05%                       0.00%
---------------------------------- ----------------- --------------------------------- -----------------------------
Money Market Fund                      6,983.1       $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Money Market Trust                     1,402.9                        0.00%                       0.00%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Emerging Markets            180.5         $0-200M          0.35%                       0.00%
Focus Fund                                           >$200M           0.25%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Institutional               94.3          $0-200M          0.35%                       0.00%
Emerging Markets Fund                                >$200M           0.25%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Mid Cap Growth Fund         106.2         $0-200M          0.25%                       0.00%
                                                     >$200M           0.20%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Short Duration              437.9         $0-400M          0.15%                       0.00%
Government Bond Fund                                 $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Small Cap Fund              82.2          $0-200M          0.25%                       0.00%
                                                     >$200M           0.20%
---------------------------------- ----------------- --------------------------------- -----------------------------
Montgomery Total Return Bond Fund      316.4         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
National Limited Term Tax-Free         172.3         $0-400M          0.15%                       0.00%
Fund                                                 $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
National Tax-Free Fund                 329.4         $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
National Tax-Free Money Market         2,171.8       $0-1B            0.05%                       0.00%
Fund                                                 >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
National Tax-Free Money Market         352.2                          0.00%                       0.00%
Trust
---------------------------------- ----------------- --------------------------------- -----------------------------
Nebraska Tax-Free Fund                 46.3          $0-400M          0.15%                       0.00%
                                                     $400M-$800M      0.125%
                                                     >$800M           0.10%
---------------------------------- ----------------- --------------------------------- -----------------------------
Overland Express Sweep Fund            4,540.0       $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
Prime Investment Money Market          1,699.3       $0-1B            0.05%                       0.00%
Fund                                                 >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------
SIFE Specialized Financial             512.8         0-200M           0.25%                       0.00%
Services Fund                                        200-400M         0.20%
                                                     >$400M           0.15%
---------------------------------- ----------------- --------------------------------- -----------------------------
Small Cap Growth Fund                  164.1         $0-200M          0.25%                       0.00%
                                                     >$200M           0.20%
---------------------------------- ----------------- --------------------------------- -----------------------------
Strategic Growth Allocation Fund       168.5                          0.05%                       0.00%
---------------------------------- ----------------- --------------------------------- -----------------------------
Strategic Income Fund                  402.4                          0.05%                       0.00%
---------------------------------- ----------------- --------------------------------- -----------------------------
Treasury Plus Money Market Fund        4,999.1       $0-1B            0.05%                       0.00%
                                                     >$1B             0.04%
---------------------------------- ----------------- --------------------------------- -----------------------------

1 Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.
2    Total assets as of June 30, 2004.
3 The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

APPROVAL OF THE WELLS CAPITAL INTERIM SUB-ADVISORY AGREEMENT BY THE BOARD

     In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement;
(ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (vii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September __, 2004.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL.


                              INFORMATION ON VOTING

     This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at the Meeting. The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on December 10, 2004 at 9:00 a.m. (Central Time).


     You may vote in one of three ways:

     o complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

     o vote on the Internet at the website address listed on your proxy ballot; or

     o    call the toll-free number printed on your proxy ballot.

     PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

     You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

     Only shareholders of record on October 1, 2004, are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004, is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

     When a quorum is present, approval of each proposal is required as follows:

     ------------------------------------------------- --------------------------------------------------------------
                         PROPOSAL                                           VOTING REQUIREMENT
     ------------------------------------------------- --------------------------------------------------------------
     1.  Approval of an Agreement and Plan of          The affirmative vote of a majority of the shares entitled to
     Reorganization                                    vote.
     ------------------------------------------------- --------------------------------------------------------------
     2.  Approval of an Interim Advisory Agreement     The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the
                                                       Meeting, if holders of more than 50% of the Strong Fund's
                                                       outstanding shares are present or represented by proxy, or
                                                       (2) more than 50% of the Strong Fund's outstanding shares.
     ------------------------------------------------- --------------------------------------------------------------
     3. Approval of an Interim Sub-advisory            The affirmative vote of the lesser of (1) 67% or more of the
     Agreement                                         shares of a Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund's outstanding shares are present or represented by proxy, or
                                                       (2) more than 50% of the Strong Fund's outstanding shares.
     ------------------------------------------------- --------------------------------------------------------------

     The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

     All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions are not considered "votes cast" and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote "against" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

     The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Boards' intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

     In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $______, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

                               OUTSTANDING SHARES

     As of [OCTOBER 1, 2004,] each Strong Fund had the following numbers of shares outstanding:

     Strong Discovery Fund II
     Strong Mid Cap Growth Fund II
     Strong Multi Cap Value Fund II
     Strong Opportunity Fund II

                 INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

     Each Acquiring Fund is a newly created series of Wells Fargo Variable Trust and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of [OCTOBER 1, 2004,] the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund:

----------------------------- -------------------------------- --------------------- -------- -------- ---------------
                                                               Class; Type of        % of     % of     % of Fund
Fund                          Name & Address                   Ownership             Class    Fund     Post-Closing
----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

     To the knowledge of the Strong Funds and the Wells Fargo Funds, as of [OCTOBER 1, 2004,] the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund:

----------------------------- -------------------------------- --------------------- -------- -------- ---------------
Fund                          Name & Address                   Class; Type of        % of     % of     % of Fund
                                                               Ownership             Class    Fund     Post-Closing
----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

----------------------------- -------------------------------- --------------------- -------- -------- ---------------

     As of [OCTOBER 1, 2004,] the officers and Trustees of Wells Fargo Funds as a group owned [less than 1% of any Class of any Strong Fund].

                     ANNUAL MEETING AND SHAREHOLDER MEETINGS

     An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Fund selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Fund's investment advisory contract; (iii) ratification of the selection of the Fund's independent auditors; or (iv) approval of the Fund's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

     A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter or consideration under Wisconsin law. If the Reorganizations are completed, the Strong Fund will not hold another shareholder meeting.

                               DISSENTERS' RIGHTS

     If the Reorganization is approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

               EXHIBIT A -- EXPENSE SUMMARIES OF THE STRONG FUNDS
                               AND ACQUIRING FUNDS

     The following tables describe the current fees and expenses associated with holding Strong Fund and Acquiring Fund shares. In particular, the tables (a) compare the current fees and expenses, for each Class of each Strong Fund and the corresponding Class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a PRO FORMA basis after giving effect to the Reorganization. PRO FORMA expense levels shown should not be considered an actual representation of future expenses or performance. Such PRO FORMA expense levels project anticipated levels but may be greater or less than those shown. Please refer to the "Comparison of Shareholder Account Features and Services" section for information on initial sales charges, contingent deferred sales charges, and redemption fees.

A.   STRONG DISCOVERY FUND II/STRONG MID CAP GROWTH FUND II/WFVT DISCOVERY FUND

     The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The PRO FORMA line items show the WFVT Discovery Fund's expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (1) the Strong Discovery Fund II only, (2) the Strong Mid Cap Growth Fund II only, and (3) all Funds. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the Funds' most recent six-month period ended June 30, 2004.

                                                                                                                     NET ANNUAL
                                                                                                                     OPERATING
                                                             12B-1                                CONTRACTUAL     EXPENSES (AFTER
                                                         DISTRIBUTION             TOTAL ANNUAL    FEE WAIVERS       CONTRACTUAL
                                             MANAGEMENT  AND SERVICE      OTHER     OPERATING        AND/OR        WAIVERS AND/OR
FUND                                            FEES         FEES       EXPENSES    EXPENSES      ABSORPTIONS       ABSORPTIONS)
-------------------------------------------- ---------- -------------- ---------- --------------- -------------- -----------------
Strong Discovery Fund II
INVESTOR CLASS                                 1.00%       -              0.22%      1.22%(5)        0.033%         1.187%(5) (7)
Strong Mid Cap Growth Fund II
INVESTOR CLASS                                 0.75%(4)    -              0.74%      1.49%(5)        0.033%         1.457%(5) (7)
PRO FORMA-WFVT Discovery Fund (1)              0.75%(4)    0.25%          0.24%      1.24%            0.09%          1.15%(6)
PRO FORMA-WFVT Discovery Fund (2)              0.75%(4)    0.25%          0.57%      1.57%            0.42%          1.15%(6)
PRO FORMA-WFVT Discovery Fund (3)              0.75%(4)    0.25%          0.22%      1.22%            0.07%          1.15%(6)

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG DISCOVERY FUND II INTO THE WFVT DISCOVERY FUND.
(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MID CAP GROWTH FUND II INTO THE WFVT DISCOVERY FUND.
(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG DISCOVERY FUND II AND STRONG MID CAP GROWTH FUND II INTO THE WFVT DISCOVERY FUND.
(4) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS, AS SHOWN IN THE "COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES" SECTION.
(5) THE DISCOVERY FUND II PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO SCM OR ITS AFFILIATES. AFTER GIVING EFFECT TO THESE CREDITS AND, FOR DISCOVERY FUND II AND MID CAP GROWTH FUND II, WITH ALL FEE WAIVERS AND/OR EXPENSE ABSORPTIONS (INCLUDING WAIVERS PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS), NET ANNUAL OPERATING EXPENSES WERE AS FOLLOWS:
             Strong Discovery Fund II
             INVESTOR CLASS                               1.15%
             Strong Mid Cap Growth Fund II
             INVESTOR CLASS                               1.16%
     SCM OR ITS AFFILIATES CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(6) FUNDS MANAGEMENT HAS COMMITTED THROUGH AT LEAST APRIL 30, 2007 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S NET ANNUAL OPERATING EXPENSES SHOWN.
(7) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.033% UNTIL MAY 21, 2005.


                                     EXAMPLE


     This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                                1 YEAR    3 YEARS     5 YEARS    10 YEARS
Strong Discovery Fund II
INVESTOR CLASS                                       $121       $384       $667       $1,474
Strong Mid Cap Growth Fund II
INVESTOR CLASS                                       $148       $468       $810       $1,777
PRO FORMA-WFVT Discovery Fund (1)                    $117       $375       $663       $1,484
PRO FORMA-WFVT Discovery Fund (2)                    $117       $411       $774       $1,794
PRO FORMA-WFVT Discovery Fund (3)                    $117       $373       $657       $1,465

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG DISCOVERY FUND II INTO THE WFVT DISCOVERY FUND.
(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MID CAP GROWTH FUND II INTO THE WFVT DISCOVERY FUND.
(3) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG DISCOVERY FUND II AND STRONG MID CAP GROWTH FUND II INTO THE WFVT DISCOVERY FUND.


     The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

B.   STRONG MULTI CAP VALUE FUND II/WFVT MULTI CAP VALUE FUND

     The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The PRO FORMA line items show the WFVT Multi Cap Value Fund's expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Multi Cap Value Fund II. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the Funds' most recent six-month period ended June 30, 2004.


                                                                                                                  NET ANNUAL
                                                                                                                  OPERATING
                                                          12B-1                                CONTRACTUAL     EXPENSES (AFTER
                                                      DISTRIBUTION             TOTAL ANNUAL    FEE WAIVERS       CONTRACTUAL
                                          MANAGEMENT  AND SERVICE     OTHER     OPERATING        AND/OR        WAIVERS AND/OR
FUND                                        FEES(2)      FEES       EXPENSES    EXPENSES      ABSORPTIONS       ABSORPTIONS)
----------------------------------------- ---------- ------------- ----------- -------------- --------------- ----------------
Strong Multi Cap Value Fund II
INVESTOR CLASS                              0.75%       -             0.76%       1.51%(3)       0.033%          1.477%(3) (5)
PRO FORMA-WFVT Multi Cap Value Fund (1)     0.75%       0.25%         0.36%       1.36%           0.22%           1.14%(4)

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG MULTI CAP VALUE FUND II INTO THE WFVT MULTI CAP VALUE FUND.
(2) EACH FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS, AS SHOWN IN THE "COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES" SECTION.
(3) THE FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO SCM OR ITS AFFILIATES. AFTER GIVING EFFECT TO THESE CREDITS AND WITH ALL FEE WAIVERS AND/OR EXPENSE ABSORPTIONS (INCLUDING WAIVERS PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS), NET ANNUAL OPERATING EXPENSES WERE 1.14%. SCM OR ITS AFFILIATES CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(4) FUNDS MANAGEMENT HAS COMMITTED THROUGH AT LEAST APRIL 30, 2007 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S NET ANNUAL OPERATING EXPENSES SHOWN.
(5) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.033% UNTIL MAY 21, 2005.


                                     EXAMPLE


     This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                                1 YEAR    3 YEARS     5 YEARS    10 YEARS
Strong Multi Cap Value Fund II
INVESTOR CLASS                                       $150       $474       $821       $1,799
PRO FORMA-WFVT Multi Cap Value Fund (1)              $116       $386       $702       $1,596

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF STRONG MULTI CAP VALUE FUND II INTO THE WFVT MULTI CAP VALUE FUND.

     The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.


C.   STRONG OPPORTUNITY FUND II/WFVT OPPORTUNITY FUND

     The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The PRO FORMA line items show the WFVT Opportunity Fund's expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Opportunity Fund II. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the Funds' most recent six-month period ended June 30, 2004.

                                                                                                                 NET ANNUAL
                                                                                                                 OPERATING
                                                         12B-1                                CONTRACTUAL     EXPENSES (AFTER
                                                     DISTRIBUTION             TOTAL ANNUAL    FEE WAIVERS       CONTRACTUAL
                                         MANAGEMENT  AND SERVICE      OTHER     OPERATING        AND/OR        WAIVERS AND/OR
FUND                                      FEES (2)      FEES        EXPENSES    EXPENSES      ABSORPTIONS       ABSORPTIONS)
----------------------------------------- ---------- ------------ ------------ -------------- --------------- ----------------
Strong Opportunity Fund II
INVESTOR CLASS                              0.75%       -            0.67%        1.42%(3)       0.033%          1.387%(3) (5)
ADVISOR CLASS                               0.75%       0.25%        0.37%        1.37%(3)       0.033%          1.337%(3) (5)
PRO FORMA-WFVT Opportunity Fund(1)          0.72%       0.25%        0.20%        1.17%           0.10%           1.07%(4)

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF STRONG OPPORTUNITY FUND II INTO THE WFVT OPPORTUNITY FUND.
(2) EACH FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE DESIGNATED LEVELS, AS SHOWN IN THE "COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES" SECTION.
(3) THE FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO SCM OR ITS AFFILIATES. AFTER GIVING EFFECT TO THESE CREDITS AND WITH ALL FEE WAIVERS AND/OR EXPENSE ABSORPTIONS, (INCLUDING WAIVERS PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS), NET ANNUAL OPERATING EXPENSES WERE 1.07% AND 1.22% FOR THE INVESTOR CLASS AND ADVISOR CLASS, RESPECTIVELY. SCM OR ITS AFFILIATES CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(4) FUNDS MANAGEMENT HAS COMMITTED THROUGH AT LEAST APRIL 30, 2007 TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE FUND'S NET ANNUAL OPERATING EXPENSES SHOWN.
(5) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES IN THE AMOUNT OF 0.033% UNTIL MAY 21, 2005.


                                     EXAMPLE

     This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
Strong Opportunity Fund II
INVESTOR CLASS                                    $141         $446         $773        $1,699
ADVISOR CLASS                                     $136         $431         $747        $1,643
PRO FORMA-WFVT Opportunity Fund(1)                $109         $351         $624        $1,402

(1) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS AND ADVISOR CLASS SHARES OF STRONG OPPORTUNITY FUND II INTO THE WFVT OPPORTUNITY FUND.

     The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

        EXHIBIT B -- COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

WELLS FARGO DISCOVERY FUND
Comparison of:                                        WHICH WILL REORGANIZE INTO
o    STRONG DISCOVERY FUND II                         WELLS FARGO DISCOVERY FUND
o    STRONG MID CAP GROWTH FUND II

------------------------------------------------------------------- ---------------------------------------------------------------
OBJECTIVES:
-----------------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND II                      o    seeks capital growth.
--------------------------------------------- -------------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II                 o    seeks capital growth.
--------------------------------------------- -------------------------------------------------------------------------------------
WELLS FARGO DISCOVERY FUND                    o    seeks long-term capital appreciation.
--------------------------------------------- -------------------------------------------------------------------------------------
INVESTMENT STRATEGIES:
-----------------------------------------------------------------------------------------------------------------------------------
STRONG  DISCOVERY                             The Discovery Fund II invests, under normal conditions, in securities that its
FUND II                                       managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies.  These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits.
                                              Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.  In addition, the Fund may utilize an active trading approach.  The managers may sell a holding if its growth potential or fundamental qualities change.
---------------------- ------------------------------------------------------------------------------------------------------------
STRONG MID CAP                                The Mid Cap Growth Fund II invests, under normal conditions, at least 80% of its net
GROWTH FUND II                                assets in stocks of medium-capitalization companies that the Fund's manager believes have favorable prospects for above average and sustainable growth of earnings and/or revenue.  The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell
                                              Midcap(R) Index at the time of investment.  Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.  The
                                              Fund may utilize an active trading approach.  The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company
                                              (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.
---------------------- ------------------------------------------------------------------------------------------------------------
WELLS FARGO                                   The Discovery Fund seeks capital appreciation by investing in securities of small- and
DISCOVERY FUND                                medium-capitalization companies that we believe offer attractive opportunities for growth. The Fund defines small- and medium- capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap(R) Index, at the time of purchase.  The range of the Russell Midcap(R) Index was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently.  The Fund's managers select securities through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company  visits.  The Fund may invest in any economic sector, and at times the Fund may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:
                                                  o    at least 80% of total assets in securities of small- and medium-
                                                       capitalization companies; and
                                                  o    up to 25% of total assets in foreign securities through ADRs and similar investments.
                                              The Fund's active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
------------------------------------------------------------ ----------------------------------------------------------------------
                                                                                      PORTFOLIO MANAGERS
------------------------------------------------------------ ----------------------------------------------------------------------
STRONG DISCOVERY FUND II                                                             Thomas J. Pence, CFA
                                                                                      James M. Leach, CFA
------------------------------------------------------------ ----------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II                                                       Brandon M. Nelson, CFA
------------------------------------------------------------ ----------------------------------------------------------------------
WELLS FARGO DISCOVERY FUND                                                           Thomas J. Pence, CFA
                                                                                      James M. Leach, CFA
------------------------------------------------------------ ----------------------------------------------------------------------

         EXHIBIT B -- COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

WELLS FARGO MULTI CAP VALUE FUND
Comparison of:                                        WHICH WILL REORGANIZE INTO
STRONG MULTI CAP VALUE FUND II                  WELLS FARGO MULTI CAP VALUE FUND

------------------------------------------------------------------- --------------------------------------------------------------
OBJECTIVES:
--------------------------------------------- ------------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II                o    seeks long-term capital growth.  Current income is a secondary objective.
--------------------------------------------- ------------------------------------------------------------------------------------
WELLS FARGO MULTI CAP VALUE FUND              o    seeks long-term capital appreciation.
--------------------------------------------- ------------------------------------------------------------------------------------
INVESTMENT STRATEGIES:
-------------------------- -------------------------------------------------------------------------------------------------------
STRONG MULTI CAP VALUE                        The Multi Cap Value Fund II invests, under normal conditions, at least 80% of its net
FUND II                                       assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value.  The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle.  Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.  The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).  The Fund may also invest up to 30% of its net assets in foreign securities.  The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.
-------------------------- -------------------------------------------------------------------------------------------------------
WELLS FARGO MULTI CAP                         The Multi Cap Value Fund seeks capital appreciation by investing in equity securities
VALUE FUND                                    that the Fund's manager believes are undervalued relative to the market based on discounted earnings, cash flow or asset value. The Fund may invest in equity securities of companies of any market capitalization, and at times the Fund may emphasize one or more particular sectors.

                                              The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation or positive timing in the business cycle. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the
                                              Fund at a predetermined price in the future.  Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock.  Under normal circumstances, the Fund invests:
                                                 o    at least 80% of total assets in equity securities;
                                                 o    up to 30% of total assets in foreign securities; and
                                                 o    up to 30% of total assets in options.
-------------------------- -------------------------------------------------------------------------------------------------------
                                                                                      PORTFOLIO MANAGER
------------------------------------------------------------ ---------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND II                                                        I. Charles Rinaldi
------------------------------------------------------------ ---------------------------------------------------------------------
WELLS FARGO MULTI CAP VALUE FUND                                                      I. Charles Rinaldi
------------------------------------------------------------ ---------------------------------------------------------------------

        EXHIBIT B -- COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

WELLS FARGO OPPORTUNITY FUND
Comparison of:                                        WHICH WILL REORGANIZE INTO
STRONG OPPORTUNITY FUND II                          WELLS FARGO OPPORTUNITY FUND

------------------------------------------------------------------- --------------------------------------------------------------
OBJECTIVES:
------------------------------------------- --------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II                  o    seeks capital growth.
------------------------------------------- --------------------------------------------------------------------------------------
WELLS FARGO OPPORTUNITY FUND                o    seeks long-term capital appreciation.
------------------------------------------- --------------------------------------------------------------------------------------
INVESTMENT STRATEGIES:
---------------------- -----------------------------------------------------------------------------------------------------------

STRONG OPPORTUNITY                          The Opportunity Fund II invests, under normal conditions, primarily in stocks of
FUND II                                     medium-capitalization companies that the Fund's manager believe are underpriced, yet have attractive growth prospects.  The managers base the analysis on a company's
                                            "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential.  The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value.
                                            The managers may sell a stock when its price no longer compares favorably with the company's private market value.
---------------------- -----------------------------------------------------------------------------------------------------------

WELLS FARGO                                 The Opportunity Fund invests in equity securities of medium-capitalization companies
OPPORTUNITY FUND                            that we believe are under-priced yet have attractive growth prospects.  The Fund's manager bases the analysis on a comparison between the company's public value, based on market quotations, with its "private market value" - the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential.  The Fund's managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. Under normal circumstances, the Fund invests:
                                                o    at least 80% of total assets in equity securities; and
                                                o    up to 25% of total assets in foreign securities.
------------------------------------------------------------ ---------------------------------------------------------------------
                                                                                      PORTFOLIO MANAGERS
------------------------------------------------------------ ---------------------------------------------------------------------
STRONG OPPORTUNITY FUND II                                                              Ann M. Miletti
                                                                                       Richard T. Weiss
------------------------------------------------------------ ---------------------------------------------------------------------
WELLS FARGO OPPORTUNITY FUND                                                            Ann M. Miletti
                                                                                       Richard T. Weiss
------------------------------------------------------------ ---------------------------------------------------------------------

                          EXHIBIT C -- ADDITIONAL RISKS

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Common and Specific Risk Considerations" section of the Prospectus/Proxy Statement. Other risks of mutual fund investing include the following:

o Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

o    We cannot guarantee that a Fund will meet our investment objectives.

o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisers, offer or promise to make good on any such losses.

o Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

o An investment in a single Fund, by itself, does not constitute a complete investment plan.

o Each Fund holds assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

o The Funds invest in smaller companies and foreign companies (including investments made through ADRs and similar investments) and are subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

o The Funds may use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the SAI.

COUNTER-PARTY RISK--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

CREDIT RISK--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

CURRENCY RISK--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

FOREIGN INVESTMENT RISK--The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

LEVERAGE RISK--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

MARKET RISK--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

REGULATORY RISK--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

SMALL COMPANY INVESTMENT RISK--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

In addition to the general risks discussed above and under "Common and Specific Risk Considerations," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Investment
Practice/Risk" section below for each Fund. You should also see the SAI for additional information about the investment practices and risks particular to each Fund.

     The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAI for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

                                                                                                   ----- ----- ----
                                                                                                    DIS   MCV   OPP
----------------------------------------------------------------- -------------------------------- ----- ----- ----
INVESTMENT PRACTICE                                               PRINCIPAL RISK(S)
----------------------------------------------------------------- -------------------------------- ----- ----- ----

BORROWING POLICIES                                                LEVERAGE RISK                     X     X     X
The ability to borrow money for temporary purposes (e.g. to
meet shareholder redemptions).

FOREIGN SECURITIES                                                FOREIGN INVESTMENT,               X     X     X
Equity securities issued by a non-U.S. company, which may be in   REGULATORY, LIQUIDITY AND
the form of an ADR or similar investment.                         CURRENCY RISK

ILLIQUID SECURITIES                                               LIQUIDITY RISK                    X     X     X
A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund.  Limited to 15% of net assets.

LOANS OF PORTFOLIO  SECURITIES                                    CREDIT, COUNTER-PARTY AND         X     X     X
The practice of loaning securities to brokers, dealers and        LEVERAGE RISK
financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

OPTIONS                                                           CREDIT, LEVERAGE AND LIQUIDITY          X
The right to buy or sell a security based on an agreed upon       RISK
price at a specific time. Types of options used may include:
options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

OTHER MUTUAL FUNDS                                                MARKET RISK                       X     X     X
Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund's expenses, in addition to the expenses paid by the
Fund.

PRIVATELY ISSUED SECURITIES                                       LIQUIDITY RISK                    X     X     X
Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities
Act of 1933.
                                                                                                   ----- ----- ----
                                                                                                    DIS   MCV   OPP
----------------------------------------------------------------- -------------------------------- ----- ----- ----
INVESTMENT PRACTICE                                               PRINCIPAL RISK(S)
----------------------------------------------------------------- -------------------------------- ----- ----- ----
REPURCHASE AGREEMENTS                                             CREDIT AND COUNTER-PARTY RISK     X     X     X
A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.

SMALL COMPANY SECURITIES                                          SMALL COMPANY INVESTMENT AND      X     X     X
Investments in small companies, which may be less liquid and      LIQUIDITY RISK
more volatile than investments in larger companies.
                                                                                                   ----- ----- ----

                         EXHIBIT D -- PORTFOLIO MANAGERS


JAMES M. LEACH, CFA
WFVT Discovery Fund and its predecessor since 2001
Mr. Leach is expected to join Wells Capital at the closing of the Transaction. Mr. Leach joined SCM in October 2000. From October 2000 to September 2003, he was a portfolio manager for institutional mid-cap equity accounts. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management's equity portfolios. Mr. Leach received his bachelor's degree in mechanical engineering from the University of California at Santa Barbara in 1990 and his master's of business administration degree in finance from New York University's Stern School of Business in 1995.


ANN M. MILETTI
WFVT Opportunity Fund and its predecessor since 2001
Ms. Miletti is expected to join Wells Capital at the closing the Transaction. She joined SCM in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Ms. Miletti earned her bachelor's degree in education from the University of Wisconsin.


THOMAS J. PENCE, CFA
WFVT Discovery Fund and its predecessor since 2001
Mr. Pence is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm's development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a BA in business from Indiana University and his MBA with honors from the University of Notre Dame.


I. CHARLES RINALDI
WFVT Multi Cap Value Fund and its predecessor since 2001
Mr. Rinaldi is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a BA in biology from St. Michael's College and his MBA in finance from Babson College.


RICHARD T. WEISS
WFVT Opportunity Fund and its predecessor since 1992
Mr. Weiss is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1991. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a BA in business administration at the University of Southern California and his MBA in business administration with distinction from the Harvard Graduate School of Business Administration.

               EXHIBIT E -- AGREEMENT AND PLAN OF REORGANIZATION





                             WELLS FARGO FUNDS TRUST


                                       OR


                           WELLS FARGO VARIABLE TRUST

                                       AND

   THE APPLICABLE STRONG FUND ENTITY IDENTIFIED ON THE SIGNATURE PAGES HEREOF






                                  AGREEMENT AND

                                     PLAN OF

                                 REORGANIZATION






                         DATED AS OF SEPTEMBER 13, 2004

         This AGREEMENT AND PLAN OF REORGANIZATION (the or this "Plan") is made as of this 13th day of September, 2004, by and between Wells Fargo Funds Trust, a Delaware statutory trust, and Wells Fargo Variable Trust, a Delaware statutory trust, each as applicable to the acquisition of the applicable Acquired Funds (as hereinafter defined) (as applicable, "Wells Fargo Funds"), each acting for itself and on behalf of its series (each an "Acquiring Fund") and the Strong Fund entities identified on the signature pages hereof, each either a Delaware statutory trust or a Wisconsin corporation as indicated on the signature pages hereof (each, a "Registrant"), each acting for itself and on behalf of its series (each an "Acquired Fund"), (as to Section 21 only) Wells Fargo Funds Management, LLC, a Delaware limited liability company ("WFFM") and (as to Section 21 only) Strong Capital Management, Inc., a Wisconsin corporation ("SCM").

         WHEREAS, Wells Fargo & Company; Wells Capital Management Incorporated; WFFM; Wells Fargo Bank, N.A.; Wells Fargo Investments, LLC; Strong Financial Corporation ("SFC"); and certain shareholders of SFC entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of May 25, 2004 which, among other things, provides for the purchase of certain assets of SFC by Wells Fargo and its affiliates and contemplates a reorganization of the Acquired Funds, which are currently being managed by SCM, into the Acquiring Funds;

         WHEREAS, Wells Fargo Funds and Registrant are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the parties desire that each Acquiring Fund (a "Corresponding Acquiring Fund") acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund listed above opposite the Acquiring Fund ("Corresponding Acquired Fund") in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Acquired Fund in connection with the liquidation and termination of the Corresponding Acquired Fund (each transaction between an Acquiring Fund and its Corresponding Acquired Fund, a "Reorganization");

         WHEREAS, in connection with the Reorganizations, as soon as reasonably practicable following the steps above, Registrant shall be liquidated and dissolved, transferring any and all of its remaining assets and liabilities, other than the right to receive any shares of the Acquired Funds referred to above, to a new trust (the "Successor Trust"); and

         WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and that each Acquiring Fund and its Corresponding Acquired Fund be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to that Reorganization;

         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1.   DEFINITIONS.

     The following terms shall have the following meanings:

1933 ACT..........The Securities Act of 1933, as amended.

1934 ACT..........The Securities Exchange Act of 1934, as amended.

ACQUIRED  CLASS..........The  Acquired  Fund share  class set forth  opposite an
     Acquiring Class in the Corresponding Classes Table on Schedule A.

ACQUIRING  CLASS..........The  class of an  Acquiring  Fund's  shares that Wells
     Fargo Funds will issue to the shareholders of the Corresponding Acquired Class as set forth in the Corresponding Classes Table on Schedule A.

ACQUIRED  FUND  FINANCIAL  STATEMENTS..........For  Active  Reorganizations  (as
     defined below), the audited financial statements of each Acquired Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquired Fund for its most recently completed semi-annual period.

ACQUIRING FUND FINANCIAL STATEMENTS.........For Active Reorganizations involving
     Acquiring Funds that are not Shell Acquiring Funds, the audited financial statements of each Acquiring Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquiring Fund for its most recently completed semi-annual period.

ACQUIRED ASSETS..........All Assets, other than the Excluded Assets.

ACTIVE  REORGANIZATION..........Each  Reorganization  set  forth  in the  Active
     Reorganization Table on Schedule A.

ASSETS..........All  property and assets of any kind and all interests,  rights, privileges and powers of or attributable to an Acquired Fund, whether or not determinable at the Effective Time and wherever located. Assets include all cash, cash equivalents, securities, insurance policies and rights thereunder, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by an Acquired Fund and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

ASSUMED   LIABILITIES..........All   Liabilities,   other   than  the   Excluded
     Liabilities, of an Acquired Fund, including the obligations of each Acquired Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless, the president and/or any director of the Acquired Fund under or pursuant to a contract identified on Schedule C or such Acquired Fund's constituent documents, in either case, as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations.

BOARD.........Board  of  Directors or Board of Trustees of  Registrant  or Wells
     Fargo Funds, as the context requires (and references herein to "directors" or "trustees" of either entity mean the directors or trustees, as applicable, of that entity).

CLOSING DATE..........April 8, 2005, or such other time as the parties may agree to in writing with respect to a Reorganization.

CONTINGENT SETTLEMENT AND RELEASE  AGREEMENT..........The  Contingent Settlement
     and Release Agreement dated May 14, 2004, by and among the Acquired Funds, SCM, and the other SFC-affiliated defendants.

EFFECTIVE TIME..........9:00 a.m. Eastern Time on the business day following the
     Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.

EXCLUDED ASSETS..........All rights of an Acquired Fund: (i) under or in respect of this Plan, (ii) in respect of its relationship with any legal counsel relating to this Plan or the Specified Rights and Obligations, including without limitation, any attorney-client, attorney work-product, or other privilege, or (iii) that comprise Specified Rights and Obligations, which shall not be deemed to be Assets at the Effective Time and shall not be transferred to an Acquiring Fund, but instead shall be retained by the Acquired Fund.

EXCLUDED  LIABILITIES..........All  Liabilities of the Acquired Funds in respect of the Specified Rights and Obligations, which shall not be deemed to be Liabilities at the Effective Time and shall not be transferred to an Acquiring Fund but instead shall be retained by the Acquired Fund.

HSR  ACT..........The  Hart-Scott-Rodino  Antitrust Improvements Act of 1976, as
     amended.

KNOW, KNOWN OR KNOWLEDGE..........Known after reasonable inquiry.

LIABILITIES..........Any  and all debts,  liabilities and  obligations,  whether accrued or unaccrued, Known or unknown, absolute or contingent, conditional or fixed, matured or unmatured, or determined or determinable, of, allocated or attributable to, an Acquired Fund.

LIQUIDATING  TRUST..........A  trust (i) meeting the  requirements  set forth in
     Internal Revenue Service Revenue Procedure 82-58, 1982-2 C.B. 848; (ii) that is at no time described in Section 851(a)(1) or Section 851(a)(2) of the Code; and (iii) that does not elect to be treated as a corporation for federal or applicable state tax purposes.

MARKETABLE  TITLE..........References  in this  Plan to  marketable  title  mean marketable title subject to any restrictions on transferability imposed under or in connection with applicable securities laws; for example, title to securities that are "restricted securities" (as defined in Rule 144(a)(3) under the 1933 Act) shall not be deemed to not result in marketable title by reason of the restrictions on transfer imposed on restricted securities pursuant to the 1933 Act.

MATERIAL  AGREEMENTS..........The  agreements set forth on Schedule C, as may be amended from time to time.

N-1A REGISTRATION  STATEMENT..........The  Registration Statement of Wells Fargo
     Funds on Form N-1A under the 1933 Act and the 1940 Act as filed with the SEC and in effect as of the date of this Plan.

N-14 REGISTRATION  STATEMENT..........The  Registration Statement of Wells Fargo
     Funds on Form N-14 under the 1933 Act and the 1940 Act that will register the shares of each Acquiring Fund to be issued in the Reorganizations and will include the proxy materials necessary for the shareholders of the Corresponding Acquired Funds to approve the Reorganizations.

PRESIDENT..........References  in this  Plan to the  president  of the  Acquired
     Funds or any of them refer to Phillip O. Peterson.

REORGANIZATION  DOCUMENTS..........Such  bills of sale,  assignments,  and other instruments of transfer as Wells Fargo Funds and Registrant deem desirable for an Acquired Fund to transfer to an Acquiring Fund all right and title to and interest in the Corresponding Acquired Fund's Acquired Assets and Assumed Liabilities and for the Acquiring Fund to assume the Corresponding Acquired Fund's Acquired Assets and Assumed Liabilities.

SCHEDULE A..........Schedule A to this Plan.

SCHEDULE B..........Schedule B to this Plan, as amended from time to time.

SCHEDULE C..........Schedule C to this Plan, as amended from time to time.

SCHEDULE D..........Schedule D to this Plan.

SCHEDULE E..........Schedule E to this Plan.

SHELL ACQUIRING  FUNDS...........The Acquiring  Funds  that  have no  assets  or liabilities as of the date of this Plan.

SHELL REORGANIZATIONS...........The  Reorganizations  set  forth  in  the  Shell
     Reorganization Table on Schedule A.

SPECIFIED CLAIMS..........Any  rights that arise out of or relate to any and all matters relating to (1) the allegations contained in the complaint filed by the New York Attorney General and settled September 3, 2003, including but not limited to the shareholder class actions and derivative actions disclosed as items 1 through 51 on Schedule B, (2) any litigation or other proceeding arising out of the same or similar allegations, (3) any litigation or other proceeding arising out of any investigations or other matters that are or should be identified on Schedule B, and (4) any personal trading in mutual funds by Richard S. Strong.

SPECIFIED  RIGHTS  AND  OBLIGATIONS..........Any  rights or  claims  (including, without limitation, in respect of insurance, indemnification, or contribution) in connection with, and Liabilities of an Acquired Fund in respect of, the Specified Claims.

VALUATION   TIME..........The  time  on  the  Closing  Date,  the  business  day immediately preceding the Closing Date if the Closing Date is not a business day or such other time and date as the parties may agree to in writing, that Wells Fargo Funds determines the net asset value of the shares of the Acquiring Fund and Registrant determines the net value of the Acquired Assets of or attributable to the Corresponding Acquired Fund. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be as of the date and time of day then set forth in the N-14 Registration Statement as the date and time of day as of which net asset value is calculated.

2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

     (a) Wells Fargo Funds shall promptly prepare and file the N-14 Registration Statement with the SEC. Wells Fargo Funds also shall promptly prepare and file an amendment to its Registration Statement with the SEC on Form N-1A to register the shares of the Acquiring Funds involved in the Shell Reorganizations. Wells Fargo Funds shall make any state securities filings necessary to accomplish the Reorganization as and when required. Prior to making any filing with the SEC of the N-14 Registration Statement or any amendment thereto, Wells Fargo Funds shall give Registrant a reasonable opportunity to review and comment thereon and shall obtain Registrant's consent to the making of such filing. Registrant shall review such filing and communicate any comments with respect thereto as soon as reasonably practicable.

     (b) Registrant shall assist Wells Fargo Funds in preparing the N-14 Registration Statement and the Form N-1A amendment referenced in Subsection 2(a) of this Plan.

     (c) The parties shall seek orders of the SEC, if appropriate, providing them with any necessary relief from the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

     (d)  As  soon  as  practicable   after  the  effective  date  of  the  N-14
Registration Statement, each Acquired Fund shall hold a meeting of its shareholders to consider and approve this Plan, the Reorganization and such other matters as the Board of the Acquired Fund may determine.

     (e) Each of Registrant and Wells Fargo Funds shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the other set forth in Section 7 or 8 hereof to be satisfied as promptly as reasonably practicable following the date of this Plan.

3. TRANSFER OF ACQUIRED FUND ACQUIRED ASSETS. Registrant, on behalf of each Acquired Fund, and Wells Fargo Funds shall take the following steps with respect to each Reorganization:

     (a) On or prior to the Closing Date, Registrant shall endeavor to pay or make reasonable provision to pay out of the Acquired Fund's Assets all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are Known to Registrant and that are due and payable as of the Closing Date.

     (b) At the Effective Time, Registrant shall assign, transfer, deliver and convey all of the Acquired Assets of each Acquired Fund to the Corresponding Acquiring Fund. Wells Fargo Funds shall then accept the Acquired Assets and assume the Assumed Liabilities such that at and after the Effective Time (i) all of the Acquired Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and (ii) all of the Assumed Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund. Wells Fargo Funds agrees on behalf of each Acquiring Fund that upon any merger, consolidation, conversion of form of entity, corporate reorganization, liquidation, dissolution, or sale or disposition (whether in a single transaction or a series of related transactions) of all or substantially all of the assets of such Acquiring Fund within three (3) years after the Closing Date, it will cause the surviving or transferee entity to agree in writing to be bound by all of the Acquiring Fund's obligations under clause (ii) of this Section 3(b).

     (c)  Registrant  shall  assign,  transfer,  deliver and convey the Acquired
Fund's   Acquired   Assets   to  the   Corresponding   Acquiring   Fund  at  the
Reorganization's Effective Time on the following bases:

          (1) In exchange for the transfer of the Acquired Assets, Wells Fargo Funds shall simultaneously issue and deliver to the Acquired Fund full and fractional shares of beneficial interest of the corresponding Acquiring Class. Wells Fargo Funds shall determine the number of shares of each Acquiring Class to issue by dividing the net value of the Acquired Assets attributable by ratable allocation to the corresponding Acquired Class by the net asset value of one Acquiring Class share. Based on this calculation, Wells Fargo Funds shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the net value of the Acquired Assets of the corresponding Acquired Class.

          (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets to be conveyed, as of the Valuation Time in accordance with Wells Fargo Funds current valuation policies and procedures, a copy of which has been furnished to Registrant. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

          (3) Registrant shall cause its custodian to transfer the Acquired Assets with good and marketable title to the custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer all cash in the form of immediately available funds payable to the order of the Wells Fargo Funds' custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer any Acquired Assets that were not transferred to the Acquiring Fund's custodian at the Effective Time to the Wells Fargo Funds' custodian at the earliest practicable date thereafter.

     (d) Promptly after the Closing Date, Registrant will deliver to Wells Fargo Funds an unaudited statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

     (e) Notwithstanding anything herein to the contrary, the Specified Rights and Obligations shall not be Acquired Assets or Assumed Liabilities and shall not be assigned, transferred, delivered or conveyed to the Acquiring Fund or accepted or assumed by Wells Fargo Funds.

4. LIQUIDATION AND TERMINATION OF ACQUIRED FUNDS, REGISTRATION OF SHARES AND ACCESS TO RECORDS. Registrant, on behalf of each of the Acquired Funds, and Wells Fargo Funds, shall take the following steps with respect to each
     Reorganization:

     (a) At or as soon as reasonably practical after the Effective Time, Registrant shall liquidate by (i) distributing to shareholders of record of the corresponding Acquired Class immediately prior to the Effective Time full and fractional shares of beneficial interest of the corresponding Acquiring Class equal in value, as of the Valuation Time, to the shares of the corresponding Acquired Class held of record by the shareholder immediately prior to the Effective Time, and (ii) transferring the Excluded Assets and the Excluded Liabilities to the Successor Trust in accordance with applicable law and Registrant's Articles of Incorporation or Declaration of Trust. Each shareholder also shall have the right to receive from the Acquiring Fund at or as soon as practicable after the Effective Time any unpaid dividends or other distributions that Registrant declared with respect to the shareholder's Corresponding Acquired Fund shares before the Effective Time. Wells Fargo Funds shall record, on separate and distinct records for each Acquiring Fund, the ownership by the shareholders of the respective Acquiring Fund shares; Registrant shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each corresponding Acquired Class. Wells Fargo Funds does not issue certificates, and shall not be required to issue certificates to shareholders of the Acquired Funds. Registrant shall wind up its business and the affairs of the Acquired Funds and shall take all steps as are necessary and proper to dissolve and terminate Registrant and the Acquired Funds as soon as is reasonably practicable after the Effective Time and in accordance with all applicable laws and regulations, as set forth in the Plan of Dissolution contained in Schedule D.

     (b) At and after the Closing Date, Registrant shall provide Wells Fargo Funds and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund shareholders and the number and percentage ownership of the outstanding shares of the corresponding Acquired Classes owned by each shareholder immediately prior to the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Prior to the Closing Date, Registrant shall direct its service providers that maintain records with respect to the Acquired Fund as are required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act to continue to preserve and maintain such records as required by such Section and Rules, unless Wells Fargo Funds and Registrant agree in writing that such records be delivered to Wells Fargo Funds or to another service provider. As soon as practicable following the Reorganization, Registrant shall deliver all books and records with respect to the Acquired Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each corresponding Acquired Class, to Wells Fargo Funds and Wells Fargo Funds shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

     (c) If Wells Fargo Funds or any Acquiring Fund receives any distribution from the Contingent Settlement and Release Agreement or any regulatory settlement, it shall not retain such distribution except as such retention may be in accordance with the Contingent Settlement and Release Agreement or such regulatory settlement, as the case may be, and otherwise will remit it promptly to the Successor Trust, which shall deliver such distribution (or cause the delivery thereof) to the person or persons entitled thereto in accordance with the Contingent Settlement and Release Agreement or regulatory settlement, as the case may be, and, to the extent not inconsistent with such agreement or regulatory settlement, this Plan.

5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF REGISTRANT. Registrant, on behalf of itself and, as appropriate, each of its Acquired Funds, separately and not jointly, represents and warrants to, and agrees with, Wells Fargo Funds as follows:

     (a) Registrant is a statutory trust or corporation, duly created, validly existing and in good standing under the laws of the State of Delaware or Wisconsin. The Board of Registrant duly established and designated each of the Acquired Funds as a series of Registrant. Registrant is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

     (b) Each of Registrant and the Acquired Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A as filed with the SEC and amended from time to time, to enter into this Plan and, subject to the approval of shareholders referred to in Section 2, to consummate the transactions contemplated herein.

     (c) The Board of Registrant has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Registrant have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, Registrant's Articles of Incorporation or Trust Instrument and By-Laws or other constituent agreements or any Material Agreement. Except for the approval of the shareholders of each Acquired Fund, Registrant does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

     (d) For each taxable year of its operation (including, as applicable, the taxable year ending on the day of the Effective Time), each Acquired Fund has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax liability, if any, under
Section 852 of the Code.

     (e) The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the Reorganization, insofar as it relates to the Registrant and each Acquired Fund: shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

     (f) Registrant has duly authorized and validly issued all of the issued and outstanding shares of each Acquired Fund and all of the shares are validly outstanding, fully paid and non-assessable by Registrant, and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquired Fund, nor are there any securities convertible into shares of any Acquired Fund, except to the extent that Class B shares of an applicable Acquired Fund are convertible into Class A shares under certain circumstances.

     (g) Except in respect of the facts underlying the matters disclosed on Schedule B, as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and, from the date of this Plan through the Closing Date, shall comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Except in respect of the facts underlying the matters disclosed on Schedule B as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in its Form N-1A Registration Statement currently in effect. The value of the net assets of each Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquired Fund and all purchases and redemptions of shares of each Acquired Fund have been effected at the net asset value per share calculated in such a manner.

     (h) Except as otherwise provided herein, Registrant shall operate the business of each of the Acquired Funds in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquired Fund's Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (including obtaining such additional "run off" insurance coverage as Registrant's Board may approve and selling assets for purposes of realizing taxable gains to offset tax-loss carryforwards). Notwithstanding the foregoing, Registrant shall: (i) not take any action inconsistent with the treatment of any Reorganization as a "reorganization," within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

     (i) At the Effective Time, each Acquired Fund will have good and marketable title to its Assets and, subject to the approval of such Acquired Fund's shareholders, full right, power and authority to assign, transfer, deliver and convey such Assets.

     (j) The Acquired Fund Financial Statements, copies of which have been previously delivered to Wells Fargo Funds fairly present in accordance with generally accepted accounting principles consistently applied the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquired Fund's operations and changes in the Acquired Fund's Known Assets and Known Liabilities in the ordinary course for the periods indicated. The Acquired Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

     (k) To the Knowledge of Registrant, none of the Acquired Funds has any Liabilities, other than Liabilities that arise out of or result from the Specified Rights and Obligations, Liabilities disclosed or provided for in the Acquired Fund Financial Statements and Liabilities incurred in the ordinary course of business subsequent to the date of the Acquired Fund Financial Statements. Without limiting the generality of the previous sentence, none of the Acquired Funds has any Liabilities to SCM or any other service provider of such Acquired Fund for fees previously waived or deferred by SCM or any other such service provider.

     (l) Except as disclosed on Schedule B, Registrant does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against any Acquired Fund, its Assets or businesses or any of the Acquired Funds' advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to any of the Acquired Funds. Except for the facts underlying the matters disclosed on Schedule B, none of the Acquired Funds Knows of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against such Acquired Fund, or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquired Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as disclosed on Schedule B, neither Registrant nor any of the Acquired Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

     (m) All contracts, agreements and similar instruments to which any of the Acquired Funds are party or by which any of them are bound that (i) are material to Registrant's business as it relates to the Acquired Funds or (ii) grant a right to indemnification, advancement of funds, defense, contribution to the liability of and/or be held harmless to any director or the president of any Acquired Fund, are listed on Schedule C. No material default exists on the part of the Registrant or any Acquired Fund or, to the Registrant's Knowledge, any other party, under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument related to any of the Acquired Funds to which Registrant is a party that is not listed on Schedule C: (i) such contract, agreement or similar instrument was entered into in the ordinary course of Registrant's business; (ii) no material default exists with respect to such contract, agreement or similar instrument on the part of Registrant or any of the Acquired Funds, or to the Registrant's Knowledge, any other party; and
(iii) such contract, agreement or similar instrument is not material to the business of Registrant. Nothing in this Section prevents Registrant from entering into, amending or terminating a contract, agreement or instrument after the date of this Plan if such action would not constitute a breach of any of Registrant's representations or other obligations under this Plan.

     (n) Registrant has (i) timely filed all of its and its Acquired Fund's tax returns for all of their taxable years to and including the Acquired Fund's most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Wells Fargo Funds all of its and its Acquired Fund's previously filed tax returns. To the Knowledge of Registrant, no such return is currently under audit and no assessment has been asserted with respect to such returns. Registrant will file all of its and its Acquired Fund's tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

     (o) Since the date of the Acquired Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Acquired Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

     (p) Registrant has not established a deferred compensation plan for the benefit of members of its Board.

     (q) The Successor Trust shall constitute a Liquidating Trust.

6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WELLS FARGO FUNDS. Wells Fargo Funds, on behalf of itself and, as appropriate, each of its Acquiring Funds, separately and not jointly, represents and warrants to, and agrees with Registrant as follows:

     (a) Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Wells Fargo Funds duly established and designated each Acquiring Fund as a series of Wells Fargo Funds and each Acquiring Class as a class of the Acquiring Fund. Wells Fargo Funds is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

     (b) Each of Wells Fargo Funds and the Acquiring Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

     (c) The Board of Wells Fargo Funds has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Wells Fargo Funds have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, the Declaration of Trust of Wells Fargo Funds or other constituent documents or any Material Agreement. Wells Fargo Funds does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

     (d) For each taxable year of its operation, each Acquiring Fund (other than an Acquiring Fund participating in a Shell Reorganization) has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax under Section 852 of the Code.

     (e) The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the
Reorganization: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) insofar as it relates to the Wells Fargo Funds and each Acquiring Fund and the Acquiring Classes shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

     (f) If the Reorganization is a Shell Reorganization, each applicable Acquiring Fund shall have no assets or liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior or at to the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

     (g) Wells Fargo Funds has duly authorized and validly issued all of the issued and outstanding shares of each Acquiring Fund and those shares are fully paid and non-assessable and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. Wells Fargo Funds shall duly authorize the shares of each Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, the shares of each Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquiring Fund, nor are there any securities convertible into shares of any Acquiring Fund.

     (h) Wells Fargo Funds, with respect to each Acquiring Fund, is and at the Effective Time, will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Wells Fargo Funds, with respect to each Acquiring Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement. The value of the net assets of each Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Fund and all purchases and redemptions of shares of each Acquiring Fund have been effected at the net asset value per share calculated in such a manner.

     (i) Except as disclosed on Schedule B, Wells Fargo Funds does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Wells Fargo Funds, WFFM, or any Acquiring Fund or their assets or businesses, or against any of the Acquiring Funds' advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to e Acquiring Fund. Wells Fargo Funds does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Wells Fargo Funds, WFFM or the Acquiring Fund or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Wells Fargo Funds nor any of the Acquiring Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

     (j) All contracts, agreements and similar instruments that are material to the Wells Fargo Funds' business are listed on Schedule C. No material default exists under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument to which the Wells Fargo Funds are a party that is not listed on Schedule C: (i) such instrument was entered into in the ordinary course of the Wells Fargo Funds' business; (ii) no material default exists with respect to such instrument; and (iii) such instrument is not material to the business of the Wells Fargo Funds.

     (k) Except as otherwise provided herein, Wells Fargo Funds shall operate the business of each Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by the Acquiring Fund's Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of each Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonably action in anticipation of the Reorganization. Wells Fargo Funds shall: (i) not take any action inconsistent with the treatment of any Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

     (l) At the Effective Time, each Acquiring Fund will have good and marketable title to its assets.

     (m) The Acquiring Fund Financial Statements, copies of which have been previously delivered to Registrant, have been prepared in accordance with GAAP and fairly present the financial position of the Acquiring Fund as of the Acquiring Fund's most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquiring Fund's operations and changes in the Acquiring Fund's Known assets and Known liabilities in the ordinary course for the periods indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

     (n) To the Knowledge of Wells Fargo Funds, none of the Acquiring Funds has any liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in the Acquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of this Plan. Without limiting the generality of the previous sentence, none of the Acquiring Funds has any liabilities to any service provider of the Acquiring Fund for fees previously waived or deferred by such service provider.

     (o) Wells Fargo Funds has (i) timely filed all of its and its Acquiring Fund's tax returns for all of their taxable years to and including the Acquiring Fund's most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Registrant all of its and its Acquiring Fund's previously filed tax returns. To the Knowledge of Wells Fargo Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns. Wells Fargo Funds will file all of its and its Acquiring Fund's tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

     (p) Since the date of the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

     (q) Class B and Class C shares held in investor accounts of an Acquired Fund as of the Closing Date, which were purchased subject to the Acquired Fund's current contingent deferred sales charge ("CDSC") schedule, will continue to be subject to that CDSC schedule. Class B shares purchased before the Closing Date will convert to Class A shares after a conversion period of eight years after the initial purchase. The period of time such Class B shares were held before the Closing Date will be counted for purposes of calculating the eight-year conversion period. The period of time such Class C shares were held before the Closing Date will be counted for purposes of calculating the holding period.

7. CONDITIONS TO AN ACQUIRED FUND'S OBLIGATIONS. The obligations of an Acquired Fund with respect to its Reorganization, and the obligations of Registrant with respect to that Reorganization, shall be subject to the following conditions precedent:

     (a) The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by the Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund's shareholders fail to approve the Reorganization, that failure shall release Registrant of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

     (b) Wells Fargo Funds shall have duly executed and delivered to the Acquired Fund the Acquiring Fund's Reorganization Documents.

     (c) All representations and warranties of Wells Fargo Funds made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

     (d) (1) Wells Fargo Funds shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer, in a form reasonably satisfactory to Registrant, stating that all representations and warranties of Wells Fargo Funds in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time. (2) Wells Fargo Funds also shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Treasurer), in form reasonably satisfactory to Registrant, stating that it has approved the Acquired Fund's Acquired Assets as being consistent with the Acquiring Fund's investment objectives, policies and restrictions and that the Acquired Fund's Acquired Assets may otherwise be lawfully acquired by the Acquiring Fund.

     (e) Registrant shall have received an opinion of Morrison & Foerster LLP, as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that:

          (1) Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

          (2) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Wells Fargo Funds, provided that the payments for transfer taxes by shareholders provided for in Section 4(b) of this Plan shall not be deemed to render the shares issued assessable;

          (3) this Plan has been duly authorized, executed and delivered by Wells Fargo Funds, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Wells Fargo Funds or any Material Agreement to which Wells Fargo Funds is a party or by which it is bound; and

          (4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Wells Fargo Funds of the Reorganization, or for the execution and delivery of Wells Fargo Funds' Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

     (f) Registrant shall have received an opinion of Richards, Layton & Finger, P.A., as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that: assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable state law, and (iii) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

     (g) Registrant shall have received an opinion addressed to it and dated as of the Closing Date of Morrison & Foerster LLP, stating that each Acquired Fund and its shareholders may rely thereon, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds in a form reasonably satisfactory to Registrant substantially to the effect that (i) each Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund's assets to the Corresponding Acquiring Fund solely in exchange for such Acquiring Fund's shares and the assumption by the Corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the Corresponding Acquiring Fund shares to such Acquired Fund's shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the Corresponding Acquired Fund solely in exchange for such Acquiring Fund's shares and the assumption by such Acquiring Fund of liabilities of the Corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the Corresponding Acquiring Fund's shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the Corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the Corresponding Acquired Fund shares surrendered in exchange therefor; and (viii) the holding period in the Acquiring Fund shares received by each shareholder of the Corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the Corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Corresponding Acquired Fund were held as capital assets in the hands of such shareholder.

     (h) Registrant shall have received a memorandum addressed to Registrant and Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and Wells Fargo Funds, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant state's securities laws in connection with Wells Fargo Funds' issuance of Acquiring Fund shares.

     (i) The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

     (j) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

     (k) The SEC shall not have issued any  unfavorable  advisory  report  under
Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

     (l) Wells Fargo Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

     (m) Registrant shall have received from Wells Fargo Funds a duly executed instrument, in a form and substance reasonably acceptable to Registrant, whereby the Acquiring Fund assumes all of the Assumed Liabilities.

     (n) Registrant shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG LLP ("KPMG") addressed to
Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is not a Shell Acquiring Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to Registrant to the effect that on the basis of limited procedures as reasonably agreed to by Registrant and described in such letter (but not an examination in accordance with generally accepted auditing standards):

          (1) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

          (2) the data used in the calculation of any expense ratios of the fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of such fund, as appropriate, or with written estimates provided by officers of Registrant or Wells Fargo Funds, as appropriate, having responsibility for financial and reporting matters; and

          (3) the information relating to the fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of such fund, or from schedules prepared by officers of Registrant or Wells Fargo Funds having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 7(n), with the N-14 Registration Statement filed as of the closing date.

     (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

     (p) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Acquiring Fund, or sales loads of the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-1A Registration Statement respecting the Acquiring Fund and in the N-14 Registration Statement.

     (q) SCM and/or Registrant, as applicable, shall have satisfied their financial obligations, if any, to all other service providers of the Acquired Funds, with respect to the obligations of the Acquired Funds arising out of or in connection with the termination of any agreements with such service providers prior to or simultaneously with the Reorganizations.

     (r) The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not "interested persons" of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

     (s) The parties shall have received any necessary order of the SEC providing them with relief from the 1940 Act as may be needed to permit the Reorganization.

8. CONDITIONS TO WELLS FARGO FUNDS OBLIGATIONS. The obligations of an Acquiring Fund with respect to its Reorganization, and the obligations of Wells Fargo Funds with respect to that Reorganization, shall be subject to the following conditions precedent:

     (a) The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by its Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund's shareholders fail to approve the Reorganization, that failure shall release Wells Fargo Funds of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

     (b) Registrant shall have duly executed and delivered to Wells Fargo Funds the Acquired Fund Reorganization Documents.

     (c) All representations and warranties of Registrant made in this Plan that by their terms are not qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Registrant made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

     (d) Registrant shall have delivered to Wells Fargo Funds a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary, in a form reasonably satisfactory to Wells Fargo Funds, stating that the representations and warranties of Registrant in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Registrant in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time.

     (e) Wells Fargo Funds shall have received an opinion of Godfrey & Kahn, S.C., as counsel to Registrant, (or, as to the opinion described in Section 8(e)(4), of Delaware counsel to the Registrant) in form and substance reasonably satisfactory to Wells Fargo Funds and dated as of the Closing Date, substantially to the effect that:

          (1) Registrant is a statutory trust or corporation duly created and validly existing under the laws of the State of Delaware or Wisconsin and is an open-end, management investment company registered under the 1940 Act;

          (2) this Plan has been duly authorized, executed and delivered by Registrant, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation or Trust Instrument and By-Laws of Registrant or any Material Agreement to which Registrant is a party or by which it is bound;

          (3) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant of the Reorganization, or the execution and delivery of Registrant Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund; and

          (4) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to Wells Fargo Funds) of officers or directors/trustees of Registrant, (vi) except in the case of the opinion given by Delaware counsel to the Registrant in regard to this Plan, assume that each of this Plan and each Material Agreement is governed by the internal laws of the State of Wisconsin, without regard to the laws that otherwise might govern under applicable principles of conflicts of laws thereof and notwithstanding any other choice of law or governing law provision contained in this Plan or any such Material Agreement, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

     (f) Wells Fargo Funds shall have received an opinion dated as of the Closing Date of Morrison & Foerster LLP, upon which each Acquiring Fund and its shareholders may rely, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds and Registrant in a form reasonably satisfactory to the Wells Fargo Funds, with respect to the matters described in Section 7(g).

     (g) The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

     (h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

     (i) The SEC shall not have issued any  unfavorable  advisory  report  under
Section 25(b) of the 1940 Act relating to, nor instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

     (j) Registrant shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

     (k) Registrant shall have taken all steps required to terminate any agreements with its service providers with respect to the Acquired Funds and shall have discharged in the normal course of business any and all payment obligations under such agreements.

     (l) If the Reorganization is an Active Reorganization, Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is a Shell Acquiring Fund in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

          (1) The data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

          (2) the data used in the calculation of any expense ratios of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, as appropriate, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

          (3) the information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 8(l), with the N-14 Registration Statement filed as of the closing date.

     (m) Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund in a Shell Reorganization in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

          (1) the data used in the calculation of any expense ratio of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

          (2) the information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1) and (2) of this
Section 8(m), with the N-14 Registration Statement filed as of the closing date.

     (n) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, each Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund shareholders all of such Acquired Fund's previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

     (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

     (p) The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not "interested persons" of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

     (q) The parties shall have received any necessary order of the SEC providing them with any relief from the 1940 Act as may be needed to permit the Reorganization.

     (r) Registrant shall have delivered to Wells Fargo Funds, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) assets of each Acquired Fund of Registrant, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets for such purposes, as of the Valuation Time; and (ii) the capital loss carry forwards for each Acquired Fund for federal income tax purposes and the taxable year(s) of the Acquired Fund (or its predecessors) in which such capital losses were realized.

     (s) The transactions under the Purchase Agreement to be consummated on or before the Effective Time shall have been consummated.

     (t) All documents establishing and relating to the operation of the Successor Trust shall be reasonably satisfactory to Wells Fargo Funds and the Successor Trust shall have agreed to be bound by the terms of this Plan that are applicable to it.

9. TAX MATTERS. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto set forth in Sections 5 and 6 of this Plan or the certificates referred to in Sections 7(d)(1) and 8(d) of this Plan, and all rights and obligations in respect of any of these, shall terminate on the Closing Date.

11. TERMINATION OF PLAN. A majority of a party's Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the applicable Reorganization, as appropriate if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the party's Board that the other party will not be able to satisfy such conditions precedent on the Closing Date. In addition, a majority of a party's Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the closing of the transaction under the Purchase Agreement, if the party's Board determines that the consummation of the Reorganization is not in the best interests of its shareholders and gives notice to the other party. The termination of this Plan with respect to an Acquiring Fund and its Corresponding Acquired Fund shall not affect the continued effectiveness of the Plan with respect to any other Acquiring Fund or Acquired Fund, nor shall it affect the rights or obligations of any party in respect of any breach of this Plan occurring prior to such termination.

12. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. FINDERS FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments from such party in connection with the transactions provided for in this Plan.

14. AMENDMENTS. The parties may, by mutual agreement in writing authorized by their respective Boards, amend this Plan with respect to the Reorganization at any time before or after the Acquired Fund's shareholders approve the Reorganization. However, after the Acquired Fund's shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Acquired Fund's shareholders with respect to the Reorganization. This Section shall not preclude the parties from changing the Closing Date or the Effective Time of the Reorganization by mutual agreement.

15. WAIVERS. At any time on or prior to the Closing Date, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. However, after the Acquired Fund's shareholders approve the Reorganization, the Registrant may not grant any waiver that materiality adversely affects the interests of the Acquired Fund's shareholders with respect to the Reorganization. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

16. INDEMNIFICATION. Wells Fargo Funds shall indemnify, defend and hold harmless Registrant, its officers, directors, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of Registrant, its officers, trustees, employees or agents, arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement on Form N-1A for Wells Fargo Funds that is used in connection with the Reorganization or in the N-14 Registration Statement or any actual or alleged omission from any of the foregoing of any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, insofar as it relates to the Wells Fargo Funds or the Acquiring Fund or Acquiring Classes or (ii) any failure of the N-14 Registration Statement insofar as it relates to the Reorganization, or of any Wells Fargo Fund's registration statement on Form N-1A that is used in connection with the Reorganization, to comply as to form in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder.

17. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the others in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by another party in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of its obligations under this Plan and the consummation of the Reorganization as another party shall reasonably  request.  Each  party  shall  notify  the other  parties on and
     anytime   prior  to  the  Closing   Date  if  it  Knows  that  any  of  its
     representations or warranties in Section 5 or 6, as applicable, are no longer true and correct. Each party will take all reasonable actions to seek to ensure that each person intended to issue an opinion, letter or memorandum contemplated by this Plan can issue that opinion, letter or memorandum.

18. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Time of a Reorganization a party becomes aware of any untrue statement of material fact in the N-14 Registration Statement or of an omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

19. LIMITATION ON LIABILITIES. The obligations of Registrant and Wells Fargo Funds shall not bind any of the trustees, directors, shareholders, nominees, officers, agents, or employees of Registrant or Wells Fargo Funds personally, but shall bind only the assets and property of the Acquiring Funds or the Acquired Funds, as appropriate. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the Acquiring Funds or the Acquired Funds, as appropriate.

20. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

               For the Acquired Funds:
               Strong Funds
               100 Heritage Reserve
               Menomonee Falls, WI 53051
               Attn.: Legal Department

     With a copy (which will not constitute notice) sent at the same time and by the same means to:

               Carol A. Gehl
               Godfrey & Kahn, S.C.
               780 North Water Street
               Milwaukee, Wisconsin 53202-3590

               and

               Brian Keeler
               Bingham McCutchen LLP
               150 Federal Street
               Boston, Massachusetts 02110

               For SCM:
               Strong Capital Management, Inc.
               100 Heritage Reserve
               Menomonee Falls, WI 53051
               Attn.: Legal Department

     With a copy (which will not constitute notice) sent at the same time and by the same means to:

               Carol A. Gehl
               Godfrey & Kahn, S.C.
               780 North Water Street
               Milwaukee, Wisconsin 53202-3590

               For Wells Fargo Funds or WFFM:
               Karla M. Rabusch, President
               Wells Fargo Funds Trust
               Wells Fargo Funds Management, LLC
               525 Market Street, 12th Floor
               San Francisco, CA 94105


     With a copy (which will not constitute notice) sent at the same time and by the same means to:

               C. David Messman, Secretary
               Wells Fargo Funds Trust
               Wells Fargo Funds Management, LLC
               25 Market Street, 12th Floor
               San Francisco, CA 94105


21. EXPENSES. Each party hereto acknowledges that all expenses incurred by it in connection with the Reorganization and with this Plan, whether or not the Reorganization is consummated, shall be borne by WFFM or an affiliate thereof in the case of Wells Fargo Funds and its affiliates, and SCM or an affiliate thereof in the case of Registrant and its affiliates in the manner previously agreed in writing by and between WFFM and SCM.

22. GENERAL. This Plan supersedes all prior agreements among or between the parties (written or oral) with respect to the subject matter hereof, and is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan except that (i) persons entitled to indemnification under Section 16 are intended third party beneficiaries of such Section 16; (ii) the directors and the president, respectively, of an Acquired Fund are intended third party beneficiaries of the obligations assumed by the Acquiring Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless any director or the president of the Acquired Fund under or pursuant to any contract or such Acquired Fund's constituent documents, in each case as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations; and (iii) after dissolution of the Successor Trust, the directors of the Acquired Funds immediately preceding the Closing Date may take any necessary action to enforce the obligations of Wells Fargo Funds and the Acquired Funds under Section 3(b); provided however, that in the case of the foregoing clauses (i) and (ii), such directors or president must make any claims they may have under insurance policies or against SCM (and which are not then legally barred from being made, as for example by the automatic stay applicable with respect to debtors in bankruptcy proceedings) prior to or contemporaneously with seeking any payment or advancement of funds from an Acquiring Fund and shall permit the Acquiring Fund to participate in any discussions with the applicable insurer and/or SCM in the event such insurer or SCM disputes the insurance coverage or indemnification; provided, that upon making any such claim against the relevant insurer or SCM, as the case may be, any obligations of the Acquiring Funds hereunder to the asserting director or president shall not be subject to any delay by reason of the pendency of any dispute. Upon any payment to a director or president pursuant to clauses (i) or (ii) above and the indefeasible payment in full of such director's or the president's liability that is the subject of such indemnification payment, the Acquiring Funds shall be subrogated to the rights of such director or president pursuant to any applicable insurance or any indemnification obligation of SCM to the extent of the amounts paid by the Acquiring Fund pursuant to such clauses (i) and (ii). For purposes of the foregoing, "making a claim" means giving appropriate written notice of the claim to the party against whom it is asserted. No party may assign or transfer any right or obligation under this Plan without the written consent of the other parties (except that the rights of the directors and president of the Acquired Funds will be transferable pursuant to the laws of descent and distribution), except that from and after the Effective Time, Registrant may assign its rights and obligations under and in respect of this Plan to the Successor Trust.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.


-------------------------------------------------------- -----------------------
                                                             WELLS FARGO  FUNDS,
                                                             and  on  behalf  of
                                                             the series Funds of
                                                             each    listed   on
                                                             Schedule A:

                                                         WELLS FARGO FUNDS TRUST
ATTEST:                                               WELLS FARGO VARIABLE TRUST

_________________________
Name:  C. David Messman                                _________________________
Title  Secretary                                         Name:  Karla M. Rabusch
                                                        Title:  President

-------------------------------------------------------- -----------------------
                                                             REGISTRANTS, and on
                                                             behalf    of    the
                                                             series  Fund(s)  of
                                                             each    listed   on
                                                             Schedule A:

                                                     STRONG ADVANTAGE FUND, INC.
                                                  STRONG ASIA PACIFIC FUND, INC.
                                                      STRONG BALANCED FUND, INC.
                                                  STRONG COMMON STOCK FUND, INC.
                                          STRONG CONSERVATIVE EQUITY FUNDS, INC.
                                                STRONG CORPORATE BOND FUND, INC.
                                                     STRONG DISCOVERY FUND, INC.
                                                       STRONG EQUITY FUNDS, INC.
                                                    STRONG EQUITY FUNDS II, INC.
                                         STRONG GOVERNMENT SECURITIES FUND, INC.
                                            STRONG HERITAGE RESERVE SERIES, INC.
                                                       STRONG INCOME FUNDS, INC.
                                                    STRONG INCOME FUNDS II, INC.
                                         STRONG INTERNATIONAL EQUITY FUNDS, INC.
                                              STRONG LARGE CAP GROWTH FUND, INC.
                                                  STRONG LIFE STAGE SERIES, INC.
                                                  STRONG MONEY MARKET FUND, INC.
                                                STRONG MUNICIPAL BOND FUND, INC.
                                                    STRONG MUNICIPAL FUNDS, INC.
                                                   STRONG OPPORTUNITY FUND, INC.
                                                STRONG OPPORTUNITY FUND II, INC.
                                               STRONG SHORT-TERM BOND FUND, INC.
                                        STRONG SHORT-TERM GLOBAL BOND FUND, INC.
                                     STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
                                           STRONG VARIABLE INSURANCE FUNDS, INC.
                                                    each a Wisconsin corporation

                                                             and

ATTEST:                                                      STRONG INCOME TRUST
                                                      a Delaware statutory trust



__________________________                             _________________________
Name:  Gilbert L. Southwell, III                        Name:  Thomas M. Zoeller
Title:  Secretary                                       Title: Vice President
----------------------------------- --------------------------------------------

                                               WELLS FARGO FUNDS MANAGEMENT, LLC
ATTEST:                             (a party to this Plan as to Section 21 only)

                                                       _________________________
                                                       Name:  Andrew Owen
_________________________                              Title  President
Name:  C. David Messman
Title  Secretary
----------------------------------- --------------------------------------------
ATTEST:                                          STRONG CAPITAL MANAGEMENT, INC.
                                    (a party to this Plan as to Section 21 only)

                                               _________________________________
_________________________                      Name:  Thomas M. Zoeller
Name:  Gilbert L. Southwell, III               Title:   Executive Vice President
Title:   Secretary

----------------------------------- --------------------------------------------

           EXHIBIT F -- FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT


                 FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of this [____] day of [__________], between [STRONG ENTITY] (the "[Corporation/Trust]"), a [corporation/trust] organized under the laws of the State of [Wisconsin/Delaware] with its principal place of business at 100 Heritage Reserve, Menomonee Falls, WI 53051, and Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

     WHEREAS, the [Corporation/Trust] is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is authorized to issue shares (as defined in the [Corporation/Trust]'s [Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time), in separate classes and series; and

     WHEREAS, the [Corporation/Trust] desires that the Adviser provide investment advisory services to each class and series of the [Corporation/Trust] listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, the [Corporation/Trust] and the Adviser agree as follows:

     SECTION 1. APPOINTMENT OF THE ADVISER. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its[Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation/Trust]'s Board of [Directors] (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series.

         The investment authority granted to the Adviser shall include the authority to exercise whatever powers the [Corporation/Trust] may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

     The [Corporation/Trust] hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

     SECTION 2.  DUTIES OF THE ADVISER.

     (a) The Adviser  shall make  decisions  with respect to all  purchases  and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the [Corporation/Trust], for the account of, at the risk of and in the name of the [Corporation/Trust], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the [Corporation/Trust] in the same manner and with the same force and effect as the [Corporation/Trust] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the [Corporation/Trust], each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

         The Adviser shall promptly notify the [Corporation/Trust] of (i) any changes regarding the Adviser that would impact disclosure in the [Corporation/Trust]'s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the [Corporation/Trust] of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the [Corporation/Trust].

     (c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the [Corporation/Trust]. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

         The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the [Corporation/Trust].

     (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/Trust], including the Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/Trust] which are in possession of the Adviser shall be the property of the [Corporation/Trust]. The [Corporation/Trust], or the [Corporation/Trust]'s authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Adviser to the [Corporation/Trust] or the [Corporation/Trust]'s authorized representatives.

     (e) The Adviser shall (i) provide for use by the [Corporation/Trust], at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the [Corporation/Trust] who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical, and investment work.

         SECTION   3.    DELIVERY   OF   DOCUMENTS    TO   THE   ADVISER.    The
[Corporation/Trust] has furnished the Adviser with true, correct and complete copies of the following documents:

          (a) The [Articles of Incorporation/Trust Instrument], as in effect on the date hereof;

          (b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and

          (c) Written guidelines, policies and procedures adopted by the [Corporation/Trust].

     The [Corporation/Trust] will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The [Corporation/Trust] shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

     SECTION 4. DELEGATION OF RESPONSIBILITIES. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

     SECTION 5. CONTROL BY BOARD. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

     SECTION 6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

     (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

     (b) the Registration Statement of the [Corporation/Trust], as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

     (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended from time to time;

     (d) the  provisions  of the  Internal  Revenue  Code of 1986,  as  amended,
applicable  to  the   [Corporation/Trust]  or  the  Funds,  and  any  rules  and regulations adopted thereunder; and

     (e)any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

     SECTION 7. PROXIES. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the [Corporation/Trust]'s policies on proxy voting.

     SECTION 8. BROKER-DEALER RELATIONSHIPS. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

     SECTION 9. EXPENSES. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

     The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

         SECTION 10. COMPENSATION. As compensation for the advisory services provided under this Agreement, the [Corporation/Trust] shall pay the Adviser fees, payable daily or less frequently as agreed by the [Corporation/Trust] and the Adviser, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

         SECTION 11. STANDARD OF CARE. The [Corporation/Trust] will expect of the Adviser, and the Adviser will give the [Corporation/Trust] the benefit of, the Adviser's best judgment and efforts in rendering its services to the [Corporation/Trust], and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders of the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         SECTION 12. NON-EXCLUSIVITY. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and [Directors] of the [Corporation/Trust], and that officers or [Directors] of the [Corporation/Trust] may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

         SECTION 13. RECORDS. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund's administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the [Corporation/Trust] and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the [Corporation/Trust] and will be made available for inspection and use by the [Corporation/Trust] and its authorized representatives.

         SECTION 14. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the [Corporation/Trust], and shall continue for two years, and thereafter from year to year provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

     (a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

     (b) by the affirmative vote of a majority of the [Corporation/Trust]'s [Directors] who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

         SECTION 15. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

           This Agreement may also be terminated immediately by the [Corporation/Trust] or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

         SECTION 16. INDEMNIFICATION BY THE ADVISER. The [Corporation/Trust] shall not be responsible for, and the Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

         SECTION 17. INDEMNIFICATION BY THE [CORPORATION/TRUST]. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Funds hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

         SECTION 18. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

         SECTION 19. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

         SECTION 20. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

         SECTION 21. RISK ACKNOWLEDGEMENT. The Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Funds. The [Corporation/Trust] understands that investment decisions made for the Funds by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund's account(s) and, in making investment decisions for the Funds, the Adviser will not consider any other securities, cash or other investments owned by the [Corporation/Trust].

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                               [STRONG ENTITY]
                                               on behalf of the Funds


                                               By:     ________________________




                                               WELLS FARGO FUNDS MANAGEMENT, LLC


                                               By: ____________________________

                      INTERIM INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

---------------------------------------------------------------- ---------------
                                                                     FEE AS % OF
 STRONG FUNDS                                                         AVG. DAILY
                                                                      NET ASSET
                                                                        VALUE
---------------------------------------------------------------- ---------------

---------------------------------------------------------------- ---------------

     The foregoing fee schedule is agreed to as of [___________] and shall remain in effect until changed in writing by the parties.


                                               [STRONG ENTITY]


                                               By:




                                               WELLS FARGO FUNDS MANAGEMENT, LLC



                                                    BY:

         EXHIBIT G -- FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT


                                 FORM OF INTERIM
                        INVESTMENT SUB-ADVISORY AGREEMENT
          AMONG [STRONG ENTITY], WELLS FARGO FUNDS MANAGEMENT, LLC AND
                      WELLS CAPITAL MANAGEMENT INCORPORATED


         This AGREEMENT is made as of this [____] day of [__________], between [Strong Entity] (the "[Corporation/Trust]"), Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

     WHEREAS, the Adviser desires that the Sub-Adviser perform investment advisory services for each of the series (each a "Fund" and collectively the "Funds") of the corporations/trusts (each a ["Corporation/Trust"]) listed in Appendix A hereto as it may be amended from time to time, and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

     NOW THEREFORE, the [CORPORATION/TRUST], the Adviser and Sub-Adviser agree as follows:

     SECTION 1. THE [CORPORATION/TRUST]; DELIVERY OF DOCUMENTS. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its [Articles of Incorporations/Trust Instrument], as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation's/Trust's] Board of [Directors] (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Adviser has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

     SECTION 2. APPOINTMENT OF SUB-ADVISER. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Interim Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

     Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

     SECTION 3.  DUTIES OF THE SUB-ADVISER.

     (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the [CORPORATION/TRUST], for the account of, at the risk of and in the name of the [CORPORATION/TRUST], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the [CORPORATION/TRUST] in the same manner and with the same force and effect as the [CORPORATION/TRUST] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the [CORPORATION/TRUST], the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the [CORPORATION'S/TRUST'S] [ARTICLES OF INCORPORATION/TRUST INSTRUMENT], as amended from time to time, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the [CORPORATION/TRUST] and the investment objectives, policies and restrictions of the Funds.

     (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

     (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/Trust], including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/Trust] that are in possession of the Sub-Adviser shall be the property of the [Corporation/Trust]. The [Corporation/Trust], or the [Corporation's/Trust's] authorized representatives (including the Adviser), shall have access to such books and records at all times during the
Sub-Adviser's normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Sub-Adviser to the [Corporation/Trust] or the [Corporation's/Trust's] authorized representatives.

     (e) Unless the Sub-Adviser directs otherwise, the Sub-Adviser directs the Adviser to vote, in accordance with the Adviser's Proxy Voting Policies, such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds.

      SECTION 4. CONTROL BY BOARD. As is the case with respect to the Adviser under the Interim Investment Advisory AGREEMENT, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

      SECTION 5. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

     (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

     (b) the provisions of the registration statement of the Fund, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

     (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended or supplemented from time to time;

     (d) the provisions of any By-laws of the [Corporation/Trust], if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

     (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the [Corporation/Trust] or the Funds;

     (f) any other applicable provisions of state or federal law; and

     (g) any code of ethics adopted by the Sub-Adviser, which must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the [Corporation/Trust] or the Adviser.

     SECTION 6. BROKER-DEALER RELATIONSHIPS. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

     SECTION 7. EXPENSES OF THE FUND. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to [directors] and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

      SECTION 8. COMPENSATION. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the [Corporation/Trust] or the Funds with respect to compensation under this Agreement.

      SECTION 9. STANDARD OF CARE. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the [Corporation/Trust] and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the [Corporation/Trust], and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders in the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      SECTION 10. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      SECTION 11. RECORDS. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Fund's administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund's request, surrender to the Funds those records that are the property of the Fund. The Sub-Adviser will promptly notify the Fund's administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

      SECTION 12. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the [Corporation/Trust], Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

         (a) (i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

         (b) by the affirmative vote of a majority of the [Corporation's/Trust's] [Directors] who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

      SECTION 13. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

      SECTION 14. INDEMNIFICATION BY THE SUB-ADVISER. The [Corporation/Trust] shall not be responsible for, and the Sub-Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

      SECTION 15. INDEMNIFICATION BY THE TRUST. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Fund hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

      SECTION 16. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

      SECTION 17. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     SECTION 18. AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    [STRONG ENTITY]
                                    on behalf of the Funds

                                    By: __________________________

                                    WELLS FARGO FUNDS MANAGEMENT, LLC


                                    By:      __________________________

                                    WELLS CAPITAL MANAGEMENT INCORPORATED

                                    By:      __________________________

                                   Appendix A

                                   SCHEDULE A

                    INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
                                  FEE AGREEMENT

         This fee agreement is made as of the [____] day of [__________], by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and [Strong Entity] (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the
Sub-Adviser provides investment management advice to each series of the [Corporation/Trust] as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A:

                                 [FEE SCHEDULE]

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                    WELLS FARGO FUNDS MANAGEMENT, LLC


                                    By:



                                    WELLS CAPITAL MANAGEMENT INCORPORATED


                                    By:

                            APPENDIX A TO SCHEDULE A

---------------------------------------------------- --------------------------
                             FEE AS % OF AVG. DAILY
STRONG FUNDS                                                     NET ASSETS
----------------------------------------------------- --------------------------
----------------------------------------------------- --------------------------




----------------------------------------------------- --------------------------

      EXHIBIT G -- WELLS FARGO VARIABLE TRUST INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A
   ----------------------------------- --------------------------------------------------------

   VARIABLE TRUST FUNDS                   ADVISORY FEE (AS A % OF AVERAGE DAILY NET ASSETS)
   ----------------------------------- --------------------------------------------------------
                                           PRIOR TO 8/1/04             EFFECTIVE 8/1/04
   ----------------------------------- ---------------------- --------------------- -----------
   Asset Allocation Fund                       0.55            0-499M                 0.55
                                                               500-999M               0.50
                                                               1-2.99B                0.45
                                                               3-4.99B                0.425
                                                               >4.99B                 0.40
   ----------------------------------- ---------------------- --------------------- -----------
   Equity Income Fund                          0.55            0-499M                 0.55
                                                               500-999M               0.50
                                                               1-2.99B                0.45
                                                               3-4.99B                0.425
                                                               >4.99B                 0.40
    ----------------------------------- ---------------------- --------------------- -----------
   Equity Value Fund                           0.55            0-499M                 0.55
                                                               500-999M               0.50
                                                               1-2.99B                0.45
                                                               3-4.99B                0.425
                                                               >4.99B                 0.40
   ----------------------------------- ---------------------- --------------------- -----------
   Growth Fund                                 0.55            0-499M                 0.55
                                                               500-999M               0.50
                                                               1-2.99B                0.45
                                                               3-4.99B                0.425
                                                               >4.99B                 0.40
   ----------------------------------- ---------------------- --------------------- -----------
   International Equity Fund                   0.75            0-499M                 0.75
                                                               500-999M               0.70
                                                               1-2.99B                0.65
                                                               3-4.99B                0.625
                                                               >4.99B                 0.60
   ----------------------------------- ---------------------- --------------------- -----------
   Large Company Growth Fund                   0.55            0-499M                 0.55
                                                               500-999M               0.50
                                                               1-2.99B                0.45
                                                               3-4.99B                0.425
                                                               >4.99B                 0.40
   ----------------------------------- ---------------------- --------------------- -----------
   Money Market Fund                           0.40            0-499M                 0.30
                                                               500-999M               0.30
                                                               1-2.99B                0.275
                                                               3-4.99B                0.275
                                                               >4.99B                 0.250
   ----------------------------------- ---------------------- --------------------- -----------
   Small Cap Growth Fund                       0.75            0-499M                 0.75
                                                               500-999M               0.70
                                                               1-2.99B                0.65
                                                               3-4.99B                0.625
                                                               >4.99B                 0.60
   ----------------------------------- ---------------------- --------------------- -----------
   Total Return Bond Fund                      0.45            0-499M                 0.45
                                                               500-999M               0.40
                                                               1-2.99B                0.35
                                                               3-4.99B                0.325
                                                               >4.99B                 0.30
   ----------------------------------- ---------------------- --------------------- -----------

Approved by Board of Trustees:  May 18, 2004


The foregoing fee schedule is agreed to as of May 18, 2004 and shall remain in effect until changed in writing by the parties.


                                               WELLS FARGO VARIABLE TRUST


                                               By:  /S/ C. DAVID MESSMAN
                                                  C. David Messman
                                                  Secretary


                                               WELLS FARGO FUNDS MANAGEMENT, LLC


                                               By:  /S/ ANDREW OWEN
                                                  Andrew Owen
                                                  Senior Vice President

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                               OCTOBER [__], 2004

                                THE STRONG FUNDS
                            Strong Discovery Fund II
                          Strong Mid Cap Growth Fund II
                         Strong Multi Cap Value Fund II
                           Strong Opportunity Fund II

                              100 HERITAGE RESERVE
                            MENOMONEE FALLS, WI 53051

              DECEMBER 10, 2004 SPECIAL MEETING OF THE SHAREHOLDERS

     This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated October [__], 2004, which we refer to as the Prospectus/Proxy Statement, for the Special Meeting of Shareholders of the four Strong Funds listed above, which we call the Acquired Funds to be held on Friday, December 10, 2004. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-368-3863 or writing to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936 or calling 1-800-222-8222 or writing to Wells Fargo Variable Trust, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

                     INCORPORATION OF DOCUMENTS BY REFERENCE
                     IN STATEMENT OF ADDITIONAL INFORMATION

     This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1. The SAI dated May 1, 2004, describing the Strong Opportunity Fund II. The audited financial statements and related independent auditor's report contained in the Annual Report for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Opportunity Fund
     II. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Opportunity Fund II.

2. The SAI dated May 1, 2004, describing the Strong Discovery Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II. The audited financial statements and related independent auditor's report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Discovery Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Discovery Fund II, Strong Mid Cap Growth Fund II, and Strong Multi Cap Value Fund II.

                                TABLE OF CONTENTS


General Information......................................................  B-[ ]

Explanatory Note to Pro Forma Financial Statements ......................  B-[ ]

Pro-Forma Financial Statements and Schedules.............................  B-[ ]

Notes to Pro Forma Financial Statements*.................................  B-[ ]

Wells Fargo Variable Trust SAI dated [OCTOBER 15, 2004]..................  B-[ ]

*THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

GENERAL INFORMATION


     This SAI relates to the reorganization of four Strong Funds listed below, which we refer to as the Acquired Funds, with three funds of WELLS FARGO FUNDS listed below, which we refer to as the Acquiring Funds.

  --------------------------------------------------------- ----------------------------------------------------------
                       ACQUIRED FUNDS                                            ACQUIRING FUNDS
  --------------------------------------------------------- ----------------------------------------------------------

    Strong Opportunity Fund II                              WFVT Opportunity Fund
           Advisor Class
           Investor Class
  --------------------------------------------------------- ----------------------------------------------------------
  Strong Discovery Fund II                                  WFVT Discovery Fund
           Investor Class
  --------------------------------------------------------- ----------------------------------------------------------
  Strong Mid Cap Growth Fund II                             WFVT Discovery Fund
           Investor Class
  --------------------------------------------------------- ----------------------------------------------------------
  Strong Multi Cap Value Fund II                            WFVT Multi Cap Value Fund
           Investor Class
  --------------------------------------------------------- ----------------------------------------------------------


     The reorganization of each Acquired Fund will involve the following three steps:

o the transfer of substantially all of the assets and liabilities of the Acquired Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

o    the pro rata  distribution of the Acquiring Fund shares to the shareholders
     of  record  of  the  Acquired  Fund  as  of  the  effective   date  of  the
     reorganization in redemption of all shares of the Acquired Fund; and

o    the liquidation and dissolution of the Acquired Funds.

     As a result of the Reorganization, shareholders of each Acquired Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Acquired Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Acquired Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Acquired Fund will continue its operations beyond the date of the Reorganization and the Board of Directors of the affected STRONG FUND will consider what further action is appropriate, including the possible liquidation of the Fund.

     For further information about the transaction, see the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

     EXPLANATORY NOTE

     The Strong Funds: Strong Multi Cap Value Fund II and Strong Opportunity Fund II will be reorganized into the WFVT Multi Cap Value Fund and WFVT Opportunity Fund, respectively, two newly-created funds which currently have no assets or liabilities. Pro forma combining financial statements are not included in the Prospectus/Proxy Statement because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Fee Tables contained in Exhibit A of Part A of the Prospectus/Proxy Statement. Shareholders of these two STRONG FUNDS should review the Fee Tables in Exhibit A of the Prospectus/Proxy Statement to compare the fees and expenses of the WFVT Multi Cap Value Fund and WFVT Opportunity Fund with those of their corresponding STRONG FUND.

     The Strong Discovery Fund II and Strong Mid Cap Growth Fund II will be reorganized into the new WFVT Discovery Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of June 30, 2004 are included to show the pro forma effect of combining the two STRONG FUNDS into the new WFVT Discovery Fund.


PROFORMA SCHEDULE OF INVESTMENTS
FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                           STRONG MID CAP GROWTH II      STRONG DISCOVERY II         PRO FORMA COMBINED DISCOVERY II

                                        SHARES OR        VALUE         SHARES OR       VALUE               SHARES OR         VALUE
                                        PRINCIPAL       (NOTE 2)       PRINCIPAL      (NOTE 2)             PRINCIPAL        (NOTE 2)
                                         AMOUNT                         AMOUNT                              AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 97.2%
Apparel - Shoes & Related Manufacturing 0.4%
Genesco, Inc. (b) (c)                                                    45,300    $ 1,070,439               45,300      $ 1,070,439

AUTO/TRUCK - ORIGINAL EQUIPMENT 1.1%
Eaton Corporation                         33,000     $ 2,136,420         13,400        867,516               46,400        3,003,936

BEVERAGES - SOFT DRINKS 1.3%
Cott Corporation (b)                     115,000       3,726,000                                            115,000        3,726,000

BUILDING - RESIDENT/COMMERCIAL 0.9%
Centex Corporation                        41,400       1,894,050                                             41,400        1,894,050
Ryland Group, Inc.                        10,000         782,000                                             10,000          782,000
                                                    -------------                                                     --------------
                                                       2,676,050                                                           2,676,050

CHEMICALS - SPECIALTY 0.4%
Airgas, Inc.                              48,000       1,147,680                                             48,000        1,147,680

COMMERCIAL SERVICES - MARKET RESEARCH 0.4%
Corporate Executive Board Company                                        19,900      1,150,021               19,900        1,150,021

COMMERCIAL SERVICES - MISCELLANEOUS 0.7%
Jackson Hewitt Tax Service, Inc. (b)     111,500       1,951,250                                            111,500        1,951,250

COMMERCIAL SERVICES - SCHOOLS 1.8%
Career Education Corporation (b)          70,000       3,189,200          7,200        328,032               77,200        3,517,232
Corinthian Colleges, Inc. (b)                                            40,400        999,496               40,400          999,496
Strayer Education, Inc.                                                   4,380        488,677                4,380          488,677
                                                                                    -----------                       --------------
                                                                                     1,816,205                             5,005,405

COMMERCIAL SERVICES - SECURITY/SAFETY 0.2%
Armor Holdings, Inc. (b)                                                 17,900        608,600               17,900          608,600

COMMERCIAL SERVICES - STAFFING 0.4%
Kforce.com, Inc. (b)                                                    110,900      1,046,896              110,900        1,046,896

COMPUTER - IT SERVICES 0.3%
Acxiom Corporation                       38,000          943,540                                             38,000          943,540

COMPUTER - LOCAL NETWORKS 3.0%
Juniper Networks, Inc. (b)               44,472        1,092,677                                             44,472        1,092,677
Polycom, Inc. (b)                       232,900        5,219,289         94,600      2,119,986              327,500        7,339,275
                                                   -------------                                                      --------------
                                                       6,311,966                                                           8,431,952
COMPUTER - MANUFACTURERS 1.6%
Apple Computer, Inc. (b)                 93,000        3,026,220         48,800      1,587,952              141,800        4,614,172

COMPUTER - PERIPHERAL EQUIPMENT 1.4%
Silicon Storage Technology, Inc. (b)     55,000          566,500                                             55,000          566,500
Zebra Technologies Corporation (b)       41,000        3,567,000                                             41,000        3,567,000
                                                   -------------                                                      --------------
                                                       4,133,500                                                           4,133,500

COMPUTER SOFTWARE - DESKTOP 0.5%
Adobe Systems, Inc.                      29,000        1,348,500                                             29,000        1,348,500

COMPUTER SOFTWARE - EDUCATION/ENTERTAINMENT 2.0%
Activision, Inc. (b)                                                    109,661      1,743,610              109,661        1,743,610
Electronic Arts, Inc. (b)                74,000        4,036,700                                             74,000        4,036,700
                                                                                                                      --------------
                                                                                                                           5,780,310
COMPUTER SOFTWARE - ENTERPRISE 1.7%
Hyperion Solutions Corporation (b)                                       21,600        944,352               21,600          944,352
Mercury Interactive Corporation (b)                                      42,900      2,137,707               42,900        2,137,707
TIBCO Software, Inc. (b)                                                203,700      1,721,265              203,700        1,721,265
                                                                                   -----------                        --------------
                                                                                     4,803,324                             4,803,324

COMPUTER SOFTWARE - FINANCIAL 0.2%
DST Systems, Inc. (b)                                                    14,500        697,305               14,500          697,305

COMPUTER SOFTWARE - MEDICAL 1.7%
eResearch Technology, Inc. (b)          169,500        4,746,000                                            169,500        4,746,000

COMPUTER SOFTWARE - SECURITY 0.3%
Symantec Corporation (b)                 22,000          963,160                                             22,000          963,160

COSMETICS - PERSONAL CARE 0.0%
LIFE TIME FITNESS, Inc. (b)                 400            8,400                                                400            8,400

ELECTRONICS - CONTRACT MANUFACTURING 0.3%
Flextronics International, Ltd. (b)      50,000          797,500                                             50,000          797,500

ELECTRONICS - MILITARY SYSTEMS 0.6%
L-3 Communications Corporation           24,000        1,603,200                                             24,000        1,603,200

ELECTRONICS - SCIENTIFIC MEASURING 2.8%
PerkinElmer, Inc.                       198,400        3,975,936                                            198,400        3,975,936
Waters Corporation (b)                   86,000        4,109,080                                             86,000        4,109,080
                                                   -------------                                                      --------------
                                                       8,085,016                                                           8,085,016

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.7%
Broadcom Corporation Class A (b)         58,000        2,712,660         30,300       1,417,131             88,300         4,129,791
KLA-Tencor Corporation (b)                                               15,500         765,390             15,500           765,390
Marvell Technology Group, Ltd. (b)       98,000        2,616,600         72,800       1,943,760            170,800         4,560,360
Silicon Laboratories, Inc. (b) (c)                                       23,700       1,098,495             23,700         1,098,495
                                                   -------------                    -----------                       --------------
                                                       5,329,260                      5,224,776                           10,554,036

ENERGY - OTHER 2.0%
Arch Coal, Inc.                          60,100        2,199,059                                            60,100         2,199,059
Massey Energy Company                   127,000        3,582,670                                           127,000         3,582,670
                                                   -------------                                                      --------------
                                                       5,781,729                                                           5,781,729

FINANCE - CONSUMER/COMMERCIAL LOANS 1.4%
AmeriCredit Corporation (b)             160,000        3,124,800                                           160,000         3,124,800
Providian Financial Corporation (b)      60,000          880,200                                            60,000           880,200
                                                   -------------                                                      --------------
                                                       4,005,000                                                           4,005,000

FINANCE - INVESTMENT BROKERS 1.2%
Legg Mason, Inc.                         37,000        3,367,370                                            37,000         3,367,370

FINANCE - MORTGAGE & RELATED SERVICES 1.4%
Doral Financial Corporation             118,000        4,071,000                                           118,000         4,071,000

FINANCE - SAVINGS & LOAN 1.0%
Westcorp                                 62,000        2,817,900                                            62,000         2,817,900

FINANCIAL SERVICES - MISCELLANEOUS 1.7%
Alliance Data Systems Corporation (b)    26,000        1,098,500                                            26,000         1,098,500
CheckFree Corporation (b)                43,000        1,290,000                                            43,000         1,290,000
Euronet Services, Inc. (b) (c)                                           29,900          691,587            29,900           691,587
First Marblehead Corporation (b)         45,000        1,811,700                                            45,000         1,811,700
                                                   -------------                                                      --------------
                                                       4,200,200                                                           4,891,787
HOUSEHOLD - CONSUMER ELECTRONICS 2.0%
Harman International Industries, Inc.    33,400        3,039,400         28,350        2,579,850            61,750         5,619,250

INSURANCE - PROPERTY/CASUALTY/TITLE 0.8%
Endurance Specialty Holdings, Ltd. (c)                                   41,800        1,454,640            41,800         1,454,640
ProAssurance Corporation (b) (c)                                         27,600          941,436            27,600           941,436
                                                                                     -----------                      --------------
                                                                                       2,396,076                           2,396,076

INTERNET - CONTENT 1.5%
Ask Jeeves, Inc. (b)                     59,000        2,302,770                                            59,000         2,302,770
FindWhat.com (b)                         16,000          370,240                                            16,000           370,240
InfoSpace, Inc. (b)                      46,000        1,749,840                                            46,000         1,749,840
                                                   -------------                                                      --------------
                                                       4,422,850                                                           4,422,850

INTERNET - E*COMMERCE 1.5%
Getty Images, Inc. (b)                                                   11,500          690,000            11,500           690,000
Netflix, Inc. (b) (c)                                                    43,400        1,560,230            43,400         1,560,230
University of Phoenix Online (b)         23,200        2,032,088                                            23,200         2,032,088
                                                                                     -----------                      --------------
                                                                                       2,250,230                           4,282,318

INTERNET - NETWORK SECURITY/SOLUTIONS 0.5%
Digital River, Inc. (b)                  46,000        1,500,980                                            46,000         1,500,980


INTERNET - SOFTWARE 0.3%
OpenTV Corporation (b) (d)                                               38,008           79,057            38,008            79,057
ValueClick, Inc. (b)                                                     70,200          840,996            70,200           840,996
                                                                                     -----------                      --------------
                                                                                         920,053                             920,053

LEISURE - GAMING/EQUIPMENT 2.2%
International Game Technology            87,000        3,358,200                                            87,000         3,358,200
Station Casinos, Inc.                    62,000        3,000,800                                            62,000         3,000,800
                                                   -------------                                                      --------------
                                                       6,359,000                                                           6,359,000

LEISURE - HOTELS/MOTELS 0.5%
Marriott International, Inc. Class A     27,000        1,346,760                                            27,000         1,346,760

LEISURE - MOVIES & RELATED 1.1%
Lions Gate Entertainment Corporation (b)                                457,000        3,189,860           457,000         3,189,860

LEISURE - PRODUCTS 0.6%
Multimedia Games, Inc. (b) (c)                                           64,600        1,732,572            64,600         1,732,572

LEISURE - TOYS/GAMES/HOBBY 0.7%
Marvel Enterprises, Inc. (b) (c)                                         95,749        1,869,020            95,749         1,869,020

MACHINERY - GENERAL INDUSTRIAL 0.7%
IDEX Corporation                         61,500        2,112,525                                            61,500         2,112,525

MEDIA - RADIO/TV 0.4%
The E.W. Scripps Company Class A                                         10,305        1,082,025            10,305         1,082,025

MEDICAL - BIOMEDICAL/BIOTECHNOLOGY 2.4%
Biogen Idec, Inc. (b)                    45,000        2,846,250                                            45,000         2,846,250
Digene Corporation (b)                                                   44,584        1,628,654            44,584         1,628,654
Genzyme Corporation (b)                                                  21,080          997,716            21,080           997,716
Northfield Laboratories, Inc. (b)                                        50,700          722,982            50,700           722,982
Sepracor, Inc. (b) (c)                                                   13,400          708,860            13,400           708,860
                                                                                     -----------                      --------------
                                                                                       4,058,212                           6,904,462

MEDICAL - ETHICAL DRUGS 1.7%
Allergan, Inc.                           18,000        1,611,360                                            18,000         1,611,360
Eyetech Pharmaceuticals, Inc. (b)        11,500          493,580                                            11,500           493,580
Inspire Pharmaceuticals, Inc. (b)                                        85,900        1,436,248            85,900         1,436,248
Medicis Pharmaceutical Corporation Class A (c)                           34,900        1,394,255            34,900         1,394,255
                                                   -------------                     -----------                      --------------
                                                       2,104,940                       2,830,503                           4,935,443

MEDICAL - GENERIC DRUGS 1.0%
Impax Laboratories, Inc. (b)             37,000          717,060                                            37,000           717,060
Teva Pharmaceutical Industries, Ltd. ADR 31,000        2,085,990                                            31,000         2,085,990
                                                   -------------                                                      --------------
                                                       2,803,050                                                           2,803,050

MEDICAL - GENETICS 0.2%
Millennium Pharmaceuticals, Inc. (b)                                     41,900          578,220            41,900           578,220


MEDICAL - HEALTH MAINTENANCE ORGANIZATIONS 3.4%
Coventry Health Care, Inc. (b)           40,000        1,956,000                                            40,000         1,956,000
Molina Healthcare, Inc. (b)              31,000        1,183,580                                            31,000         1,183,580
Sierra Health Services, Inc. (b)         88,000        3,933,600                                            88,000         3,933,600
WellChoice, Inc. (b)                     62,000        2,566,800                                            62,000         2,566,800
                                                   -------------                                                      --------------
                                                       9,639,980                                                           9,639,980

MEDICAL - HOSPITALS 0.5%
Community Health Systems, Inc. (b)                                       51,700        1,384,009            51,700         1,384,009

MEDICAL - PRODUCTS 4.2%
American Medical Systems Holdings, Inc. (b) (c)                          42,800        1,442,360            42,800         1,442,360
C.R. Bard, Inc.                          16,000          906,400                                            16,000           906,400
Cyberonics, Inc. (b) (c)                                                 19,700          657,192            19,700           657,192
EPIX Medical, Inc. (b)                                                   27,100          571,810            27,100           571,810
INAMED Corporation (b)                   45,000        2,828,250                                            45,000         2,828,250
Zimmer Holdings, Inc. (b)                49,000        4,321,800         13,400        1,181,880            62,400         5,503,680
                                                   -------------                     -----------                      --------------
                                                       8,056,450                       3,853,242                          11,909,692

MEDICAL - SYSTEMS/EQUIPMENT 1.0%
Fisher Scientific International, Inc. (b) (c)                            34,400        1,986,600            34,400         1,986,600
Varian Medical Systems, Inc. (b)                                          9,960          790,326             9,960           790,326
                                                                                     -----------                      --------------
                                                                                       2,776,926                           2,776,926

MEDICAL - WHOLESALE DRUGS/SUNDRIES 0.3%
McKesson Corporation                                                     26,000          892,580            26,000           892,580

MEDICAL/DENTAL - SERVICES 3.9%
Caremark Rx, Inc. (b)                    95,000        3,129,300         15,300          503,982           110,300         3,633,282
Inveresk Research Group, Inc. (b)       125,500        3,870,420                                           125,500         3,870,420
LabOne, Inc. (b)                                                         35,800        1,137,724            35,800         1,137,724
Quest Diagnostics, Inc.                  31,000        2,633,450                                            31,000         2,633,450
                                                   -------------                     -----------                      --------------
                                                       9,633,170                       1,641,706                          11,274,876
MEDICAL/DENTAL - SUPPLIES 1.4%
Dentsply International, Inc.                                             13,800          718,980            13,800           718,980
Kinetic Concepts, Inc. (b)               38,900        1,941,110                                            38,900         1,941,110
Mentor Corporation                       43,000        1,474,470                                            43,000         1,474,470
                                                   -------------                                                      --------------
                                                       3,415,580                                                           4,134,560

METAL ORES - MISCELLANEOUS 0.4%
Phelps Dodge Corporation (b) (c)                                         14,200        1,100,642            14,200         1,100,642

MINING - GEMS 0.4%
Pan American Silver Corporation (b) (c)                                  88,700        1,166,405            88,700         1,166,405

OIL & GAS - CANADIAN EXPLORATION & PRODUCTION 0.1%
Canadian Natural Resources, Ltd.                                         13,500          403,650            13,500           403,650

OIL & GAS - DRILLING 1.3%
ENSCO International, Inc.                                                35,300        1,027,230            35,300         1,027,230
Nabors Industries, Ltd. (b)                                              22,270        1,007,049            22,270         1,007,049
Precision Drilling Corporation (b)       33,000        1,584,330                                            33,000         1,584,330
                                                                                     -----------                      --------------
                                                                                       2,034,279                           3,618,609

OIL & GAS - FIELD SERVICES 0.9%
BJ Services Company (b)                  44,000        2,016,960         10,100          462,984            54,100         2,479,944

OIL & GAS - MACHINERY/EQUIPMENT 2.3%
Grant Prideco, Inc. (b)                                                  72,800        1,343,888            72,800         1,343,888
Input/Output, Inc. (b)                  129,200        1,071,068                                           129,200         1,071,068
Smith International, Inc. (b)            55,900        3,116,984         17,400          970,224            73,300         4,087,208
                                                   -------------                     -----------                      --------------
                                                       4,188,052                       2,314,112                           6,502,164

OIL & GAS - PRODUCTION/PIPELINE 0.3%
The Williams Companies, Inc.                                             59,600          709,240            59,600           709,240

OIL & GAS - UNITED STATES EXPLORATION & PRODUCTION 3.8%
Chesapeake Energy Corporation (c)                                        93,300        1,373,376            93,300         1,373,376
EOG Resources, Inc.                      22,000        1,313,620                                            22,000         1,313,620
Ultra Petroleum Corporation (b)         119,000        4,442,270                                           119,000         4,442,270
XTO Energy, Inc. (c)                    100,150        2,983,469         24,774          738,017           124,924         3,721,486
                                                   -------------                     -----------                      --------------
                                                       8,739,359                       2,111,393                          10,850,752

POLLUTION CONTROL - SERVICES 0.5%
Stericycle, Inc. (b)                                                     27,200        1,407,328            27,200         1,407,328

RETAIL - CLOTHING/SHOES 3.5%
Chicos FAS, Inc. (b)                     56,000        2,528,960                                            56,000         2,528,960
Coach, Inc. (b)                          85,000        3,841,150         19,700          890,243           104,700         4,731,393
The TJX Companies, Inc.                  45,000        1,086,300                                            45,000         1,086,300
Urban Outfitters, Inc. (b) (c)           17,000        1,035,470         11,600          706,556            28,600         1,742,026
                                                   -------------                     -----------                      --------------
                                                       8,491,880                       1,596,799                          10,088,679

RETAIL - HOME FURNISHINGS 0.7%
Design Within Reach, Inc. (b)               400            6,572                                               400             6,572
Select Comfort Corporation (b)                                           68,000        1,931,200            68,000         1,931,200
                                                                                                                      --------------
                                                                                                                           1,937,772
RETAIL - MISCELLANEOUS 2.6%
Michaels Stores, Inc.                    61,000        3,355,000                                            61,000         3,355,000
PETsMART, Inc.                           77,000        2,498,650         49,644        1,610,948           126,644         4,109,598
                                                   -------------                                                      --------------
                                                       5,853,650                                                           7,464,598
RETAIL - RESTAURANTS 2.4%
Panera Bread Company Class A (b) (c)                                     22,233          797,720            22,233           797,720
Starbucks Corporation (b)               142,000        6,174,160                                           142,000         6,174,160
                                                                                                                      --------------
                                                                                                                           6,971,880

RETAIL - SUPER/MINI MARKETS 0.3%
Whole Foods Marketing, Inc.               9,000          859,050                                             9,000           859,050

RETAIL/WHOLESALE - OFFICE SUPPLIES 0.5%
Staples, Inc.                            51,000        1,494,810                                            51,000         1,494,810

STEEL - SPECIALTY ALLOYS 0.2%
GrafTech International, Ltd. (b)                                         58,700          614,002            58,700           614,002

TELECOMMUNICATIONS - FIBER OPTICS 0.8%
Corning, Inc. (b)                       181,000        2,363,860                                           181,000         2,363,860

TELECOMMUNICATIONS - EQUIPMENT 0.4%
American Tower Corporation Class A (b)                                   31,000          471,200            31,000           471,200
Avaya, Inc. (b)                                                          45,300          715,287            45,300           715,287
                                                                                     -----------                      --------------
                                                                                       1,186,487                           1,186,487
TELECOMMUNICATIONS - WIRELESS EQUIPMENT 1.7%
Research in Motion, Ltd. (b)             28,000        1,916,320         44,400        3,038,736            72,400         4,955,056

TELECOMMUNICATIONS - WIRELESS SERVICES 2.7%
Crown Castle International Corporation (b)                              144,100        2,125,475           144,100         2,125,475
NII Holdings, Inc. Class B (b) (c)                                       71,438        2,406,746            71,438         2,406,746
Nextel Partners, Inc. (b) (c)            95,000        1,512,400        104,600        1,665,232           199,600         3,177,632
                                                                                     -----------                      --------------
                                                                                       6,197,453                           7,709,853

TRANSPORTATION - AIRLINE 0.6%
AirTran Holdings, Inc. (b) (c)                                          124,000        1,753,360           124,000         1,753,360

TRANSPORTATION - TRUCK 0.6%
J.B. Hunt Transport Services, Inc.       43,000        1,658,940                                            43,000         1,658,940

TRUCKS & Parts - Heavy Duty 1.0%
Cummins, Inc.                            48,000        3,000,000                                            48,000         3,000,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $155,212,433,
$71,334,333 AND $226,546,766, RESPECTIVELY           189,576,127                       88,619,019                        278,195,146
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 5.2%
COLLATERAL RECEIVED FOR SECURITIES LENDING (C) 3.6%
Navigator Prime Portfolio             1,026,804        1,026,804      9,320,996         9,320,996       10,347,800        10,347,800
REPURCHASE AGREEMENTS (C) 1.6%
ABN AMRO Inc. (Dated 6/30/04), 1.4%, Due 7/01/04
(Repurchase proceeds $1,600,062);
Collateralized by: United States
Government & Agency Issues                                           $1,600,000         1,600,000        1,600,000         1,600,000
State Street Bank (Dated 6/30/04), 0.75%
Due 7/01/04
(Repurchase Proceeds $2,995,663);
Collateralized by: United States
Government & Agency Issues             $901,200          901,200      2,094,400         2,094,400        2,995,600         2,995,600
                                                      ----------                        ---------                         ----------
                                                         901,200                        3,694,400                          4,595,600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,928,004,
$13,015,396 AND $14,943,400 RESPECTIVELY)              1,928,004                       13,015,396                         14,943,400
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(COST $157,140,437, $84,349,729 AND
$241,490,166 RESPECTIVELY 102.4%                     191,504,131                      101,634,415                        293,138,546
Other Assets and Liabilities, Net (2.4%)               2,117,295                       (9,087,900)                       (6,970,605)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                    193,621,426                       92,546,515                      $ 286,167,941
====================================================================================================================================

LEGEND
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) All or a portion of security is on loan.
(d) Restricted security


Percentages are stated as a percentage of net assets.


See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
June 30, 2004 (Unaudited)

                                                        STRONG MID CAP  STRONG DISCOVERY  COMBINED   ADJUSTMENTS  PRO FORMA
                                                        GROWTH FUND II   FUND II                                  COMBINED
                                                        ----------------------------------------  ------------------------
ASSETS:
    Investments in Securities, at Value
    (Cost of $157,140,437, $84,349,729
    and $241,490,166 respectively                      $191,504,131    $101,634,41   $293,138,546              $293,138,546
    Receivable for Securities Sold                        3,746,807      1,674,914      5,421,721                 5,421,721
    Dividends and Interest Receivable                        37,710          7,709         45,419                    45,419
    Other Assets                                             24,133         61,509         85,642                    85,642
                                                        ------------  -------------   -----------                ----------
    Total Assets                                        195,312,781    103,378,547    298,691,328               298,691,328

LIABILITIES:
    Payable for Securities Purchased                        547,045      1,489,553      2,036,598                 2,036,598
    Payable Upon Return of Securities on Loan             1,026,804      9,320,996     10,347,800                10,347,800
    Accrued Operating Expenses and Other Liabilities        117,506         21,483        138,989                   138,989
                                                        ------------  -------------   -----------                ----------
    Total Liabilities                                     1,691,355     10,832,032     12,523,387                12,523,387
                                                        ------------  -------------   -----------                ----------
NET ASSETS                                              $193,621,426   $92,546,515   $286,167,941              $286,167,941
                                                        ============  =============   ===========                ==========

NET ASSETS CONSIST OF:
    Capital Stock (Par Value and Paid-in Capital)       $459,402,298   $76,817,430   $536,219,728              $536,219,728
    Undistributed Net Investment Income (Loss)             (872,271)      (461,089)    (1,333,360)               (1,333,360)
    Undistributed Net Realized Gain (Loss)              (299,272,295)   (1,094,512)  (300,366,807)             (300,366,807)
    Net Unrealized Appreciation (Depreciation)           34,363,694     17,284,686     51,648,380                51,648,380
                                                        ------------  -------------  -----------               -------------
    Net Assets                                          $193,621,426   $92,546,515   $286,167,941              $286,167,941
                                                        ============  =============  ===========               =============

Capital Shares Outstanding (Unlimited Number Authorized) 13,354,106      6,929,169                               21,426,048

NET ASSET VALUE PER SHARE                                    $14.50         $13.36                                   $13.36
                                                        ============  =============                            =============



          See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
---------------------------------------------------------------
For the Twelve Months Ended June 30, 2004 (Unaudited)


                                                    STRONG MID CAP STRONG DISCOVERY COMBINED   ADJUSTMENTS   PRO FORMA
                                                    GROWTH II      FUND II                                   COMBINED
                                                    -----------   --------------  ---------  -----------   -----------------

Income:
    Dividends                                        $ 667,555        $ 327,660   $ 995,215                       $ 995,215
    Interest                                            59,918           28,132      88,050                          88,050
                                                    -----------   --------------  ---------  -----------   -----------------
    Total Income                                       727,473          355,792   1,083,265           -           1,083,265

Expenses:
    Investment  Advisory  Fees                       1,694,661          934,027   2,628,688    (238,272)          2,390,416
    Administrative Fees                                677,864                -     677,864    (167,909)            509,955
    Custodian  Fees                                     17,809           20,719      38,528      25,216              63,744
    Shareholder Servicing Costs                        729,203          140,884     870,087    (870,087)
    Reports to Shareholders                            109,446           20,225     129,671     (94,150)             35,521
    12b-1 Fees (Dist)                                                                           796,805             796,805
    Professional Fees                                   39,044           21,048      60,092     (33,592)             26,500
    Accounting Fees                                                                              38,415              38,415
    Transfer Agency Banking Charges                      5,244                -       5,244      (5,244)                  -
    Interest Expense                                         -               66          66         (66)                  -
    Other                                               27,986            7,765      35,751     (23,227)             12,524
                                                    -----------   --------------  ---------  -----------   -----------------
 Total Expenses before Waivers and Absorptions,
 Transfer Agency Banking Credits, Directed
 Brokerage, and Earnings Credits                     3,301,257        1,144,734   4,445,991    (572,111)          3,873,880
    Expense Waivers and Absorptions                   (591,643)         (20,624)   (612,267)    403,690            (208,577)
    Transfer Agency Banking Credits                         -            (1,392)     (1,392)      1,392                -
    Directed Brokerage                                 (14,771)         (78,208)    (92,979)     92,979                -
    Earnings Credits                                      (346)            (118)       (464)        464                -
                                                    -----------   --------------  ---------  -----------   -----------------
    Expenses, Net                                    2,694,497        1,044,392   3,738,889     (73,586)          3,665,303
                                                    -----------   --------------  ---------  -----------   -----------------
NET INVESTMENT INCOME (LOSS)                        (1,967,024)        (688,600) (2,655,624)     73,586          (2,582,038)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                     35,692,293       13,851,128  49,543,421                      49,543,421
    Short Positions                                          -            1,658       1,658                           1,658
                                                    -----------   --------------  ---------                -----------------
    Net Realized Gain (Loss)                        35,692,293       13,852,786  49,545,079          -           49,545,079
    Net Change in Unrealized Appreciation
    /Depreciation on Investments                     3,766,687       10,461,891  14,228,578          -           14,228,578
                                                    -----------   --------------  ---------  -----------   -----------------
NET GAIN (LOSS) ON INVESTMENTS                      39,458,980       24,314,677  63,773,657          -           63,773,657
                                                    -----------   --------------  ---------  -----------   -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                    $37,491,956     $ 23,626,077 $61,118,033    $ 73,586        $ 61,191,619
                                                    ===========   ==============  =========  ===========   =================





        See Notes to Financial Statements.

                                  Strong Funds

               Notes to Pro Forma Financial Statements (Unaudited)

1.)  Basis of Combination

The accompanying unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations reflect the accounts of the Strong Discovery Fund II as of June 30, 2004 and for the fiscal year then ended, a series of the Strong Variable Insurance Funds, Inc. ("Strong Fund"). These pro forma statements have been derived from the annual or semi-annual reports of each Target Fund and its corresponding Accounting Survivor.

In the consolidation, Strong Discovery Fund II will acquire all of the net assets of the Strong Mid Cap Growth Fund II in a tax-free exchange. The Strong Discovery Fund II will be the surviving fund for accounting and legal purposes.

Wells Fargo Funds Management, LLC and Strong Capital Management, Inc. have agreed to pay certain expenses of the Reorganization so the Strong Fund shareholders will not bear these costs.

Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Strong Fund.

The Pro Forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Strong Fund.

Pro forma adjusted annual investment advisory fee rates for each of the surviving funds are as follows:

-----------------------------------------------------------------------------------------------
          Accounting Survivor                     Average Daily Net Assets     Advisory Fee
                                                                              (% of Average
                                                                            Daily Net Assets)

-----------------------------------------------------------------------------------------------
Strong Discovery Fund II                                   $0 - 499 million       0.75%
                                                         $500 - 999 million       0.70%
                                                  $1 billion - 2.99 billion       0.65%
                                                  $3 billion - 4.99 billion       0.625%
                                                                >$5 billion       0.60%
-----------------------------------------------------------------------------------------------

Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of average daily net assets of the Strong Discovery Fund II.

Pro forma adjusted administration fees and transfer agent fees were computed based on the following annual fees:

--------------------------------------------------------------------- -----------------------
Strong Discovery Fund II                                              Administration Fee
                                                                      and Transfer Agent
                                                                      Fee Rate

Share Class                                                           (% of Average Daily
                                                                      Net Assets)
--------------------------------------------------------------------- -----------------------
Fund Level
--------------------------------------------------------------------- -----------------------
     $0 - $4.99 billion                                               0.05%
--------------------------------------------------------------------- -----------------------
     $5 - $9.99 billion                                               0.04%
--------------------------------------------------------------------- -----------------------
     >$10 billion                                                     0.03%
--------------------------------------------------------------------- -----------------------
Class Level - Investor Class                                          0.45%
--------------------------------------------------------------------- -----------------------

Administration and transfer agent fees include paying fees and expenses for services provided by the transfer agent and record-keepers out of the fees Strong Capital Management, Inc receives as administrator.

Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of the Strong Discovery Fund II.

The pro forma adjustments to portfolio accounting and directors' fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.) Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and statements of additional information.

3.) Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

                           WELLS FARGO VARIABLE TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                [October , 2004]

                                 DISCOVERY FUND
                              MULTI CAP VALUE FUND
                                OPPORTUNITY FUND

                                 INVESTOR CLASS


Wells Fargo Variable Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Wells Fargo Variable Trust family of funds -- the DISCOVERY, MULTI CAP VALUE and OPPORTUNITY FUNDS (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Investor Class shares. The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds' Combined Prospectus and Proxy Statement ("Prospectus/Proxy Statement") dated [October , 2004]. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                             TABLE OF CONTENTS

                                                                                                               PAGE

INVESTMENT POLICIES...............................................................................................1

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS...................................................3

RISK FACTORS.....................................................................................................19

MANAGEMENT.......................................................................................................20

DETERMINATION OF NET ASSET VALUE.................................................................................28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................29

PORTFOLIO TRANSACTIONS...........................................................................................30

FUND EXPENSES....................................................................................................31

FEDERAL INCOME TAXES.............................................................................................31

PROXY VOTING POLICIES AND PROCEDURES.............................................................................39

CAPITAL STOCK....................................................................................................41

OTHER............................................................................................................42

COUNSEL..........................................................................................................42

INDEPENDENT AUDITORS.............................................................................................42

                               INVESTMENT POLICIES


FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

THE FUNDS MAY NOT:

1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) municipal securities;

2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

8) purchase or sell physical commodities unless acquired as a result of ownership of securities or the instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities).

NON-FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
     (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4) Each Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so-called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and
     (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

5) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

6) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

7) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

8) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

9) Each Fund may not purchase interests, leases, or limited partnerships in oil, gas, or other mineral exploration or development programs.

GENERAL

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.


         ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

BANK OBLIGATIONS

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

BORROWING

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

CLOSED-END INVESTMENT COMPANIES

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Funds will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

COMMERCIAL PAPER

The Funds may invest in commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations," below) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

CONVERTIBLE SECURITIES

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated but determined by the adviser to be of comparable quality.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

DERIVATIVE SECURITIES: FUTURES AND OPTIONS CONTRACTS

Futures and options contracts are types of "derivative securities," securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (I.E., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

FUTURES CONTRACTS. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Funds may also purchase options on futures contracts. See "Options Trading" below.

OPTIONS AND FUTURES CONTRACTS. When hedging to attempt to protect against declines in the market value of the Funds' securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or
(3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds' activities in the underlying cash market.

The Funds may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

PURCHASING CALLS AND PUTS. Certain Funds may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. Certain Funds may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

OPTIONS TRADING. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had it not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indices fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

FUTURE DEVELOPMENTS. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund.

DOLLAR ROLL TRANSACTIONS

The Funds may enter into "dollar roll" transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, if an active secondary market exists. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

FOREIGN OBLIGATIONS AND SECURITIES

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts ("forward contracts") to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ILLIQUID SECURITIES

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

INITIAL PUBLIC OFFERINGS

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (the "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENTS

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1--" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company ("3% Limit"); (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

ISHARES. The Funds may invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

PARTICIPATION INTERESTS

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

PRIVATELY ISSUED SECURITIES

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

SHORT SALES

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price. When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security. In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the fund's net assets or 5% of the securities of such class of the issuer. A fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made "against the box" create opportunities to increase the fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale "against the box," the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security. In such case, any future losses in the fund's long position would be reduced by a gain in the short position.

In view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

SMALL COMPANY SECURITIES

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

SYNTHETIC CONVERTIBLE SECURITIES

The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

UNRATED INVESTMENTS

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. GOVERNMENT OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS

The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATIONS

The ratings of Moody's, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.


                                  RISK FACTORS


Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank or any of its affiliates, are not insured by the FDIC and are not insured against loss of principal. When the value of securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

EQUITY SECURITIES

The portfolio equity securities of a Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods.

There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

Investing in the securities of issuers in any foreign country, including ADRs, EDRs and GDRs and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S.
investments in foreign countries. Additionally, amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.

GENERAL

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


                                   MANAGEMENT


The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.

TRUSTEES AND OFFICERS

The  Board   supervises  each  Fund's   activities,   monitors  its  contractual
arrangements with various service providers, and decides upon matters of general policy.

GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the [ ] funds comprising the Trust, Wells Fargo Funds Trust and Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

-------------------------- ---------------------- ---------------------------------------- ---------------------------
                            POSITION HELD WITH                                                OTHER PUBLIC COMPANY
  NAME, AGE AND ADDRESS         REGISTRANT/               PRINCIPAL OCCUPATION(S)            OR INVESTMENT COMPANY
                            LENGTH OF SERVICE\1\              DURING PAST 5 YEARS                  DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
-------------------------- ---------------------- ---------------------------------------- ---------------------------
Thomas S. Goho, 62         Trustee,               Wake Forest University, Calloway                    N/A
                           since 1987             School of Business and Accountancy,
                                                  Benson-Priutt Professorship since
                                                  1999, Associate Professor of Finance
                                                  1994-1999.
-------------------------- ---------------------- ---------------------------------------- ---------------------------
Peter G. Gordon, 61        Trustee,               Chairman, CEO and Co-Founder of                     N/A
                           since 1998;            Crystal Geyser Water Company and
                           (Lead Trustee, since   President of Crystal Geyser Roxane
                           2001).                 Water Company.
-------------------------- ---------------------- ---------------------------------------- ---------------------------
Richard M. Leach, 71       Trustee,               Retired.  Prior thereto, President of               N/A
                           since 1987             Richard M. Leach Associates (a
                                                  financial consulting firm).
-------------------------- ---------------------- ---------------------------------------- ---------------------------
Timothy J. Penny, 52       Trustee,               Senior Counselor to the public                      N/A
                           since 1996             relations firm of Himle-Horner and
                                                  Senior  Fellow at the Humphrey
                                                  Institute, Minneapolis, Minnesota
                                                  (a public policy organization).
-------------------------- ---------------------- --------------------------------------- ----------------------------
Donald C. Willeke, 64      Trustee,               Principal of the law firm of Willeke                N/A
                           since 1996             & Daniels.
----------------------------------------------------------------------------------------------------------------------
                                               INTERESTED\2\ TRUSTEES
-------------------------- ---------------------- ---------------------------------------- ---------------------------
Robert C. Brown, 73        Trustee,               Retired. Director, Federal Farm Credit              N/A
                           since 1992             Banks Funding Corporation and Farm
                                                  Credit System Financial Assistance
                                                  Corporation until February 1999.
-------------------------- ---------------------- ---------------------------------------- ---------------------------
J. Tucker Morse, 60        Trustee,               Private Investor/Real Estate                        N/A
                           since 1987             Developer; Chairman of White Point
                                                  Capital, LLC.
----------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS
-------------------------- ---------------------- --------------------------------------- ----------------------------
Karla M. Rabusch, 45       President,             Executive Vice President of Wells                   N/A
                           since 2003             Fargo Bank, N.A.  and President of
                                                  Wells Fargo Funds Management, LLC.
                                                  Senior Vice President and Chief
                                                  Administrative Officer of Wells Fargo
                                                  Funds Management, LLC from March 2001
                                                  to March 2003.  Vice President of
                                                  Wells Fargo Bank, N.A. from December
                                                  1997 to May 2000.
-------------------------- ---------------------- --------------------------------------- ----------------------------
Stacie D. DeAngelo, 35     Treasurer,             Vice President of Wells Fargo Bank,                 N/A
                           since 2003             N.A. and Vice President of Operations
                                                  for    Wells    Fargo    Funds
                                                  Management,     LLC.     Prior
                                                  thereto, Operations Manager at
                                                  Scudder  Weisel  Capital,  LLC
                                                  from  October 2000 to May 2001
                                                  and  Director  of  Shareholder
                                                  Services    at   BISYS    Fund
                                                  Services from  September  1999
                                                  to October 2000; and Assistant
                                                  Vice  President of  Operations
                                                  with        Nicholas-Applegate
                                                  Capital  Management  from  May
                                                  1993 to September 1999.
-------------------------- ---------------------- --------------------------------------- ----------------------------
C. David Messman, 44       Secretary,             Vice President and Counsel of Wells                 N/A
                           since 2000             Fargo Bank, N.A. since January 1996.
                                                  Vice President and Secretary of Wells
                                                  Fargo Funds Management, LLC since
                                                  March 2001.
-------------------------- ---------------------- --------------------------------------- ----------------------------

1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

2 BASIS OF INTERESTEDNESS. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.


COMMITTEES. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

COMPENSATION. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

           -------------------------------------------------------
                            COMPENSATION TABLE
                         YEAR ENDED MARCH 31, 2004
           -------------------------------------------------------
                    TRUSTEE                  COMPENSATION
                           INDEPENDENT TRUSTEES
           Thomas S. Goho                         $  77,000
           Peter G. Gordon                        $  87,000
           Richard M. Leach                       $  77,000
           Timothy J. Penny                       $  77,000
           Donald C. Willeke                      $  77,000
                            INTERESTED TRUSTEES
           Robert C. Brown                        $  75,000
           J. Tucker Morse                        $  75,000
          -------------------------------- ----------------------


BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                                   BENEFICIAL EQUITY OWNERSHIP IN FUNDS* AND FUND COMPLEX
                                          CALENDAR YEAR ENDED DECEMBER 31, 2003

               ----------------------- ------------------------------------------------------- ---------------------
                                                   Dollar Range of Equity Securities             Aggregate Dollar
                                                                                                 Range of Equity
                     Trustee                                                                    Securities of Fund
                                                            of the Funds                             Complex
               ----------------------- -------------- --------------------- ------------------ ---------------------
                                         DISCOVERY      MULTI CAP VALUE        OPPORTUNITY
               -----------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Thomas S. Goho                0                 0                    0                   D
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Peter G. Gordon               0                 0                    0                   B
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Richard M. Leach              0                 0                    0                   0
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Timothy J. Penny              0                 0                    0                   C
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Donald C. Willeke             0                 0                    0                   B
               -----------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEES
               ----------------------- -------------- --------------------- ------------------ ---------------------
               Robert C. Brown               0                 0                    0                   D
               ----------------------- -------------- --------------------- ------------------ ---------------------
               J. Tucker Morse               0                 0                    0                   D
               ----------------------- -------------- --------------------- ------------------ ---------------------

               * These Funds are expected to commence operations in the second quarter of 2005.


OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an "Adviser" and collectively, the "Advisers"), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser's background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-advisers who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-advisers. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser's compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds' investment portfolios. Finally, the Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis,  which, in summary, included the following factors:
(i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds
Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

------------------------------------ -------------------------------- --------------------------------
               FUND                            BREAKPOINTS             ANNUAL RATE (AS A PERCENTAGE
                                                                              OF NET ASSETS)
------------------------------------ -------------------------------- --------------------------------
Discovery Fund                                   0-499M                            0.75%
                                                500-999M                           0.70%
                                                 1-2.99B                           0.65%
                                                 3-4.99B                          0.625%
                                                 >4.99B                            0.60%
------------------------------------ -------------------------------- --------------------------------
                                                 0-499M                            0.75%
                                                500-999M                           0.70%
Multi Cap Value Fund                             1-2.99B                           0.65%
                                                 3-4.99B                          0.625%
                                                 >4.99B                            0.60%
------------------------------------ -------------------------------- --------------------------------
Opportunity Fund                                 0-499M                            0.75%
                                                500-999M                           0.70%
                                                 1-2.99B                           0.65%
                                                 3-4.99B                          0.625%
                                                 >4.99B                            0.60%
------------------------------------ -------------------------------- --------------------------------


GENERAL. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

INVESTMENT SUB-ADVISER

Funds Management has engaged Wells Capital Management to serve as investment sub-adviser to the Funds (the "Sub-Adviser"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts' Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing sub-advisory services, Wells Capital Management is entitled to receive monthly fees at the annual rates described below.

-------------------------------- --------------------- ------------------------
             FUND                    SUB-ADVISER                 FEE
-------------------------------- --------------------- ------------------------
Discovery                        Wells Capital             0-200M    0.35%
                                 Management                 >200M    0.30%
-------------------------------- --------------------- ------------------------
Multi-Cap Value                  Wells Capital             0-200M    0.35%
                                 Management                 >200M    0.30%
-------------------------------- --------------------- ------------------------
Opportunity                      Wells Capital             0-200M    0.35%
                                 Management                 >200M    0.30%
-------------------------------- --------------------- ------------------------

ADMINISTRATOR

The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Funds' average daily net assets:

------------------------------------- -------------------------------------
              BREAKPOINT                         TOTAL ADMIN FEE
------------------------------------- -------------------------------------
               0-4.99B                                0.16%
               5B-9.99B                               0.15%
                >9.99B                                0.14%
------------------------------------- -------------------------------------

DISTRIBUTOR

Stephens Inc. ("Stephens" or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as the distributor for the Funds. Wells Fargo Funds Distributor, LLC ("Funds Distributor"), located at 525 Market Street, San Francisco, California 94105, will serve as distributor for the Funds when they commence operations in the second quarter of 2005. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, each Fund pays Stephens, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

GENERAL. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

CUSTODIAN

Wells  Fargo  Bank,  N.A.  (the  "Custodian"),   located  at  6th  &  Marquette,
Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

FUND ACCOUNTANT

PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Fund's share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios of the Trust and Funds Trust (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

-------------------------------------- -------------------------------------
      AVERAGE DAILY NET ASSETS               ANNUAL ASSET-BASED FEES
-------------------------------------- -------------------------------------
            $0-85 billion                            0.0057%
-------------------------------------- -------------------------------------
            > $85 billion                            0.0025%
-------------------------------------- -------------------------------------

TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

UNDERWRITING COMMISSIONS

Funds  Distributor  will  serve  as  the  principal   underwriter   distributing
securities of the Funds on a continuous basis when they commence operations in the second quarter of 2005.

CODE OF ETHICS

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular function or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

Each Fund's investments are generally valued at current market prices. If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session ("closing price"); if no sale has occurred, the security is valued based on the latest bid quotation. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is generally closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund that are received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

                             PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the Investment Adviser, a Fund's Sub-Adviser is responsible for each Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees the Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

PORTFOLIO TURNOVER. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

                                  FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund's assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

GENERAL. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

EQUALIZATION ACCOUNTING. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

EXCISE TAX. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

SALES AND EXCHANGES OF FUND SHARES. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

FEDERAL INCOME TAX RATES. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

TAX-DEFERRED PLANS. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts] [need to confirm]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:
(i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and
(ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

FOREIGN SHAREHOLDERS. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the "Trusts") and Wells Fargo Funds Management, LLC ("Funds Management") have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management's general position on various proposals, such as:

- ROUTINE ITEMS - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

- CORPORATE GOVERNANCE - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-    ANTI-TAKEOVER  MATTERS - Funds Management generally will vote for proposals
     that  require   shareholder   ratification  of  poison  pills,   and  on  a
     case-by-case basis on proposals to redeem a company's poison pill.

- MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS - Funds' Management's Proxy Committee will examine these items on a case-by-case basis.

- SHAREHOLDER RIGHTS - Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at wellsfargofunds.com and on the Commission's website at http://www.sec.gov.

                                  CAPITAL STOCK

The Funds are three of the funds in the Wells Fargo Variable Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of
(i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets
attributable  to  that  Fund  that  are  available  for   distribution,   and  a
distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

                                      OTHER

The Trust's Registration Statement, including the Prospectus/Proxy Statement and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus/Proxy Statement.

                              INDEPENDENT AUDITORS

KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                                     PART C

                                OTHER INFORMATION

Item 15. INDEMNIFICATION.

     Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

     SECTION 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this
Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

     SECTION 2. MANDATORY INDEMNIFICATION. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

     (c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:

     would be inconsistent  with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

     (d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

          (i) a final decision on the merits by a court or other body before whom the proceeding was brought; or

          (ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

     (e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

     (g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. EXHIBITS.

     All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255).


EXHIBIT
NUMBER             DESCRIPTION

(1) Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, filed February 7, 2003.
(2)       Not Applicable
(3)       Not Applicable.
(4)       Agreement and Plan of Reorganization, filed herewith.
(5)       Not Applicable.
(6)(a) Form of Interim Advisory Agreement between Wells Fargo Funds Management, LLC and Strong Registrant, filed herewith.
(6)(b) Form of Interim Sub-Advisory Agreement between Wells Capital Management Incorporated and Strong Registrant, filed herewith.
(6)(c) Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed April 30, 2004; Schedule A thereto, filed herewith.
(6)(d) Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, filed on May 1, 2002, Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(6)(e) Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, filed on May 1, 2002; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(7) Distribution Agreement, incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed September 20, 1999; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(8)       Not Applicable.
(9)(a) Custody Agreement with Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed September 20, 1999; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(10) Rule 12b-1 Distribution Plan, incorporated by reference to Post-Effective Amendment No. 5, filed on; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004. See exhibit (7) above for related Distribution Agreement.
(11)      Legal Opinion, filed herewith.
(12)      See Item 17(3) of this Part C.
(13)(a) Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed
          May 1, 2001. Schedule A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(b) Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, filed May 1, 2003; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(c) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed September 20, 1999; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(d) Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, filed on February 7, 2003; Appendix A thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(e) Participation Agreement by and among Wells Fargo Variable Trust, Fortis Benefits Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.
(13)(f) Participation Agreement by and among Wells Fargo Variable Trust, Hartford Life and Annuity Insurance Company and Stephens Inc. and Amendment No. 1 and No. 2 thereto, incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 3 thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(g) Participation Agreement by and among Wells Fargo Variable Trust, American Skandia Life Assurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.
(13)(h) Participation Agreement by and among Wells Fargo Variable Trust, Allstate Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002.
(13)(i) Participation Agreement by and among Wells Fargo Variable Trust, American Enterprise Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(j) Participation Agreement by and among Wells Fargo Variable Trust, IDS Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(k) Participation Agreement by and among Wells Fargo Variable Trust, IDS Life Insurance Company of New York and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment No. 1, No. 2 and No. 3 thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(l) Participation Agreement by and among Wells Fargo Variable Trust, The Lincoln National Life Insurance Company and Stephens, Inc., incorporated by reference to Post-Effective Amendment No. 11, filed May 1, 2002; Amendment to Exhibit A thereto, incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003.
(13)(m)   Participation  Agreement  by and among  Wells  Fargo  Variable  Trust,
          Principal Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 12, filed February 7, 2003; Amendment No. 1 and No. 2 thereto, incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(13)(n) Participation Agreement by and among Wells Fargo Variable Trust, Golden American Life Insurance Company and Stephens Inc., incorporated by reference to Post-Effective Amendment No. 14, filed April 30, 2004.
(14)(a)   Consent of Independent Registered Accounting Firm, filed herewith.
(14)(b)   Consent of Independent Registered Accounting Firm, filed herewith.
(15)      Not Applicable.
(16) Powers of Attorney, are incorporated by reference to Post-Effective Amendment No. 11 filed May 1, 2002.
(17)      Form of Proxy Ballot, filed herewith.

ITEM 17. UNDERTAKINGS.

(1) WELLS FARGO FUNDS agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 15th day of September, 2004.

                                                      WELLS FARGO VARIABLE TRUST


                                                             By: /S/ CAROL LORTS
                                                                     Carol Lorts
                                                             Assistant Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the 15th day of September, 2004.


   SIGNATURES                                            TITLE

Karla M. Rabusch *                  President and/or Principal Executive Officer

Stacie D. DeAngelo*                 Treasurer and/or Principal Financial Officer

A Majority of the Trustees*

Robert C. Brown                                         Trustee
Thomas S. Goho                                          Trustee
Peter G. Gordon                                         Trustee
Richard M. Leach                                        Trustee
J. Tucker Morse                                         Trustee
Timothy J. Penny                                        Trustee
Donald C. Willeke                                       Trustee


*By:/S/ CAROL LORTS
       Carol Lorts
       (Attorney-in-Fact)

                             WELLS FARGO FUNDS TRUST
                               N-14 EXHIBIT INDEX


EXHIBIT NUMBER                                              DESCRIPTION

     4                         Agreement and Plan of Reorganization

     6(a)                      Form of Interim Advisory Agreement

     6(b)                      Form of Interim Sub-Advisory Agreement

     6(c)                      Investment Advisory  Agreement  with  Wells
                               Fargo Funds Management

     11                        Opinion and Consent of Counsel - Morrison &
                               Foerster LLP.

     14(a)                     Consent of Independent Registered Accounting
                               Firm, filed herewith.

     14(b)                     Consent of Independent Registered Accounting
                               Firm, filed herewith.

     17                        Form of Proxy Ballot